Registration No. 333-65048
811-07837
As Filed with the Securities and Exchange Commission on April 28, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933          [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No.__20         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No.__38__          [ X ]

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on April 30, 2010 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on July 27, 2009 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy
Prospectus
April 30, 2010

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts.  The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:
ASSET ALLOCATION	LARGE CAP EQUITY
MFS® Total Return Portfolio (Service Class)	AllianceBernstein Growth and Income Portfolio (Class B)
EMERGING MARKETS BOND	American Funds Insurance Series® Growth-Income Fund (Class 2)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	American Funds Insurance Series® Growth Fund (Class 2)
HIGH YIELD BOND	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
American Funds Insurance Series® High-Income Bond Fund (Class 2)	Dreyfus Stock Index Fund, Inc. (Initial Shares)
MFS® High Yield Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)5
SCSM PIMCO High Yield Fund (Initial Class)	Fidelity® VIP Growth Portfolio (Service Class 2)4
INFLATION-PROTECTED BOND	Goldman Sachs Strategic Growth Fund (Institutional Class)2
PIMCO Real Return Portfolio (Administrative Class)	Goldman Sachs Structured U.S. Equity Fund (Institutional Class)
INTERMEDIATE TERM BOND	Invesco V.I. Capital Appreciation Fund (Series I Shares)8
American Funds Insurance Series® Bond Fund (Class 2)	Invesco V.I. Core Equity Fund (Series I Shares)9
MFS® Bond Portfolio (Service Class)	MFS® Core Equity Portfolio (Service Class)
MFS® Government Securities Portfolio (Service Class)	MFS® Growth Portfolio (Service Class)
PIMCO Total Return Portfolio (Administrative Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)
Sun Capital Investment Grade Bond Fund® (Initial Class)	MFS® Blended Research Core Equity Portfolio (Service Class)
INTERNATIONAL/GLOBAL EQUITY	MFS® Global Research Portfolio (Service Class)
AllianceBernstein International Growth Portfolio (Class B)	MFS® Value Portfolio (Service Class)
American Funds Insurance Series® International Fund (Class 2)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
American Funds Insurance Series® Global Growth Fund (Class 2)	Rydex Variable Trust Nova Fund3
American Funds Insurance Series® Global Growth and Income Fund (Class 2)	Rydex Variable Trust NASDAQ-100® Fund3
Fidelity® VIP Overseas Portfolio (Service Class 2)4	SCSM Davis Venture Value Fund (Initial Class)
Invesco V.I. International Growth Fund (Series I Shares)6	SCSM Lord Abbett Growth & Income Fund (Initial Class)
MFS® International Growth Portfolio (Service Class)	SCSM Oppenheimer Large Cap Core Fund (Initial Class)
Templeton Foreign Securities Fund (Class 2)	T. Rowe Price Equity Income Portfolio (Class I)
Templeton Growth Securities Fund (Class 2)	REAL ESTATE EQUITY
INTERNATIONAL/ GLOBAL SMALL/MID CAP EQUITY	Sun Capital Global Real Estate Fund (Initial Class)
American Funds Insurance Series® Global Small Capitalization Fund (Class 2)	SHORT TERM BOND
Lord Abbett Series Fund – International Opportunities Portfolio (Class VC)12	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MID CAP EQUITY	SMALL CAP EQUITY
Delaware VIP Smid Cap Growth Series (Standard Class)11	AllianceBernstein Small Cap Growth Portfolio (Class B)
Delaware VIP Trend Series (Standard Class)	Delaware VIP Small Cap Value Series (Standard Class)
Dreyfus Investment Portfolios MidCap Stock Portfolio (Initial Shares)	DWS Small Cap Index VIP (Class B)
Invesco V.I. Dynamics Fund (Series I Shares)7	Invesco V.I. Small Cap Equity Fund (Series I Shares)10
MFS® Mid Cap Growth Portfolio (Service Class)	MFS® New Discovery Portfolio (Service Class)1
Neuberger Berman AMT Regency Portfolio (Class I)	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)	SPECIALTY/SECTOR EQUITY
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	AllianceBernstein Global Thematic Growth Portfolio (Class B)
MONEY MARKET	MFS® Utilities Portfolio (Service Class)
Sun Capital Money Market Fund® (Initial Class)
MULTI SECTOR BOND
MFS® Strategic Income Portfolio (Service Class)

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios.  Capital Research and Management Company advises the American Fund Insurance Series® Funds.  Delaware Management Company advises the Delaware Series.  Dreyfus Corporation advises the Dreyfus Investment Portfolios MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc.  Deutsche Asset Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds and subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Invesco Advisers, Inc. advises the Invesco Funds and advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds.  Lord, Abbett & Co. LLC advises the Lord Abbett International Opportunities Portfolio and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios.  Neuberger Berman Management Inc. advises the Neuberger Berman AMT Regency Portfolio.  OppenheimerFunds, Inc. advises the Oppenheimer Capital Appreciation Fund/VA and subadvises the SCSM Oppenheimer Main Street Small Cap Fund and the SCSM Oppenheimer Large Cap Core Fund.  Pacific Investment Management Company advises the PIMCO Variable Insurance Trust Portfolios and subadvises SCSM PIMCO High Yield Fund.  PADCO Advisors II, Inc. advises the Rydex Variable Trust Funds.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Selected Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund.  Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises the Templeton Growth Securities Fund and Templeton Asset Management Limited is the subadviser.  T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.
1On and after July 1, 2008, this investment option is not open to new premium and transfers.
2Formerly known as Goldman Sachs Capital Growth Fund.
3These Funds do not have different share classes.
4These Portfolios are in Variable Insurance Products Fund.
5This Portfolio is in Variable Insurance Products Fund II.
6Formerly known as AIM V.I. International Growth Fund.
7Formerly known as AIM V.I. Dynamics Fund.
8Formerly known as AIM V.I. Capital Appreciation Fund.
9Formerly known as AIM V.I. Core Equity Fund.
10Formerly known as AIM V.I. Small Cap Equity Fund.
11Formerly known as Delaware VIP Growth Opportunities Series.
12Formerly known as Lord Abbett Series Fund – International Portfolio.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page
Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
Application and Issuance [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Initial Premium Payment [INSERT PAGE NUMBER]
Insurable Interest Requirement. [INSERT PAGE NUMBER]
Right to Return Policy Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Maturity Date Extension Rider [INSERT PAGE NUMBER]
Enhanced Cash Surrender Value Endorsement [INSERT PAGE NUMBER]
Fixed Account Endorsement [INSERT PAGE NUMBER]
Directed Deductions Endorsement [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value in the Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Expense Charges Applied to Premium [INSERT PAGE NUMBER]
Sales Load Refund at Surrender [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
APB Rider Charge [INSERT PAGE NUMBER]
Other Charges and Expenses [INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Reports to Policyowners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Conversion [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Reinstatement………………………………………………………………………………………………  27
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

-	Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

-	The Account Value equals

-	premiums, plus

-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less

-	Policy Debt, plus

-	any sales load refund due at surrender, plus

-	any Enhanced Cash Surrender Value endorsement benefit.

-	You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

-	You may surrender the Policy for its Cash Surrender Value.

-
You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet one of the following standards-

	-	the Guideline Premium Test, or

	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

-	If the Guideline Premium Test applies, You have a choice of two death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus your Account Value (Option B).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

-	After the first Policy Year, You may-

-	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

-	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

-	We have established a separate account (the "Variable Account") to fund the variable insurance benefits under your Policy.

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-	It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

-
This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years.  “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it.  The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy.  See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy.  Please see the Right To Return Policy Period section on pages 12-13 for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium1

Premium Tax
Maximum Charge:
Current Charge:

DAC Tax
Maximum Charge:

Sales Load on Premium up to and Including Target Premium2
Maximum Charge:

Sales Load on Premium in Excess of Target Premium2
Maximum Charge:
	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt	(as a % of premium) 4% 2% 1.25% 8.75% 2.25%
Illustration Charge Maximum Charge:	Upon fulfillment of illustration request	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance3 Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09
Mortality and Expense Risk Charge5 Maximum Charge: Current Charge:	Daily	(On the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year
Monthly Expense Charge	At the beginning of each Policy Month	$13.75
Loan Interest6	At the end of each Policy Year	(as a % of Policy Debt)
Maximum Charge:		5.0%
Flat Extra Charge7 Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit (“APB”) Rider8

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge:
Representative Owner Cost of Insurance Charge4:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.29%	1.87%

1The Expense Charge Applied to Premium is deducted from premium received.
2The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%.  The Load is not applicable beyond Policy Year 7.  The Sales Load on Premium in Excess of Target Premium in Policy Years 1-7 is guaranteed not to exceed 2.25%.  The Load is not applicable beyond Policy Year 7.
3The charge varies based on the length of time the Policy has been in force, the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO).  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.
4It is assumed the Owner and the Insured are the same person.  Charges shown are those currently applicable.
5The Mortality and Expense Risk Charge is deducted in all Policy Years.  The charge shown is an annual charge.  The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 5.0% in Policy Years 1-10 and 4.25% thereafter.
7For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.
8The charge varies based on the length of time the Rider has been in force and the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.

About Who We Are
We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law.  We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers’ assets.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.  Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.  An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account.  We may credit a higher rate of interest but are not obligated to do so.

About the Policy

This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance.  To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Initial Premium Payment.  A Minimum Premium will be due and payable as of the Issue Date.  The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date.  The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied, which will be the latest of-

-	the Issue Date, or

-	the date we approve the application for the Policy, or

-	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

-
the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

-	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of  premium payments made and premium payments made plus money market return.  Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceeds these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual or semiannual.  We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium.  We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages in the policy application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Principal Office.  An allocation change will be effective as of the date our Principal Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account.  This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider.  This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit.  You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction.  This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium.  Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount.  Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.  Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically.  An APB Rider will also terminate on the earliest of-

-	our receipt of your written request for termination,

-	the lapse of the Policy because of insufficient value, or

-	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

-	the termination of the Policy.

Maturity Date Extension Rider

You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies).  No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made.  The Base Death Benefit will be equal to the Account Value.  There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, and may be subject to tax consequences.  We recommend that You receive counsel from your tax adviser.  This rider may not be available in all states.

Enhanced Cash Surrender Value Endorsement

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The benefit is a return of a certain percentage of premium paid.  Percentages for each Policy Year are shown in this endorsement.  The amount available for Policy loan or partial surrender will not increase due to this endorsement.  For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement.  This endorsement may not be available in all states and is provided at no charge.

Fixed Account Endorsement

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

Directed Deductions Endorsement

All Policies include the Directed Deductions Endorsement.  This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken.  This endorsement may not be available in all states and is provided at no charge.  If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any APB Rider Death Benefit, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options.  The Policy has two death benefit options. You will be required to select one of them in the Policy application.

  Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy's Specified Face Amount, or

-	the Account Value multiplied by the applicable Death Benefit Percentage.

  Option B-Specified Face Amount Plus Account Value.  Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Account Value, or

-	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option.  If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to our Principal Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value.  If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value.  In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test.  The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy.  You should consult a qualified tax adviser before changing the death benefit option.

APB Rider Death Benefit.  The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.  In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change.  Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible.  You must send your request for a change to our Principal Office in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-	first, to the most recent increase;
-	second, to the next most recent increases, in reverse chronological order; and
-	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test.  The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy.  You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Rider Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options.  The Account Value in the investment options on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the investment options, minus

-	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.
The Account Value in the investment options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

-	any amounts transferred by You to the investment options during the current Valuation Period, minus

-	any amounts transferred by You from the investment options during the current Valuation Period, plus

-	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus

-	that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus

-	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

-	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.
A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the "ex-dividend date” occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

-	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”.  Policy Debt is not part of the Loan Account.  Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.
Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise.  If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Principal Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.
The Company has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

-	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Principal Office.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured.  The Insured may provide evidence of insurability.  The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.
You may allocate a partial surrender among the Sub-Accounts.  If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made.  We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.  You may allocate the policy loan among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time before Maturity.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account.  You may allocate the loan repayment among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

-	the SEC, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Charges, Deductions and Refunds

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the "DAC tax" in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium.  There are no sales load charges after Policy Year 7.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender.  If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets.  Our current effective annual rates as a percentage of assets are-

-	0.40% for Policy Years 1 through 10;
-	0.25% for Policy Years 11 through 20; and
-	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge.  We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month.  Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.  Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  This charge is made, in arrears, at the end of each Policy Month.  We may realize a profit from this charge.  If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively.  The minimum charge is $0.03 and the representative owner charge is $0.09.   A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

APB Rider Charge.  The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy.  We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider.  For Policies with an Investment Start Date on or after January 1, 2009, the rates are based on 125% of the 2001 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.  For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.
Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 26.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at page 22.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount.  (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.)  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Termination of Policy

The Policy will terminate at the earliest of-

-	the date we receive your request to surrender, or

-	the expiration date of the grace period due to insufficient value, or

-	the date of Insured’s death; or

-	the date of maturity.

Other Policy Provisions

Alteration.  Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in satisfactory written form.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.  We are not responsible for the validity or legal effect of any assignment.

Rights of Owner.  While the Insured is alive, unless You have assigned any of these rights, You may-

-	transfer ownership to a new owner;
-	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
-	change or revoke a contingent owner;
-	change or revoke a beneficiary; and
-	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice of the requested action.  The request must be filed at our Principal Office and must be in satisfactory written form.  Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.

Rights of Beneficiary.  The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on those loans.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Conversion.  You may convert the Policy into a flexible premium universal life policy offered by an affiliate, Sun Life Assurance Company of Canada, during the first 24 months after the Issue Date while the Policy is in force.  Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy.  Our affiliate will issue the new policy with the same Class and rating as the Policy without new evidence of the Insured’s insurability.  This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy.  Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex.  If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide.  Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds.  We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy.  We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments.  Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future.  In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.
Reinstatement.  If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies.  The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state.  Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;
-submit satisfactory evidence of insurability to us; and
-pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

-the monthly deductions overdue at the end of the grace period; plus
-any excess of Policy Debt over Cash Value at the end of the grace period; plus
-three times the Monthly Cost of Insurance charges applicable at the date of reinstatement ; plus
-three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.
Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.  Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2007, 2008 and 2009, commissions of $1,857,242, $1,119,958 and $998,213 respectively were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions.  Thus, this summary will apply to their Policies.  For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, you should consult with a competent tax advisor on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account.  You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.  If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds.  Tax obligations will depend on your individual circumstances and those of the beneficiary.  Please contact your tax advisor.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.  The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk-The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium-The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date,

-	the Business Day we approve the application for a Policy, or

-	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy.  The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Our Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.  The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death.  The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender-The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each investment option.

Unit Value-The value of each Unit of assets in an investment option.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You-is the owner of the Policy.

Appendix B
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•  Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-65048
Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

April 30, 2010

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated April 30, 2010.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-888-594-2654.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G
FINANCIAL STATEMENTS OF THE COMPANY

1

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.  Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account is fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 26, 2010, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2010, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

o	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
During 2007, 2008 and 2009, commissions of $1,857,242, $1,119,958 and $998,213 respectively were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.

2

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender.  If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. Basic Value Fund (Series I) Sub-Account, AIM V.I. Capital Appreciation Fund (Series I) Sub-Account, AIM V.I. Core Equity Fund (Series I) Sub-Account, AIM V.I. Dynamics Fund (Series I) Sub-Account, AIM V.I. International Growth Fund (Series I) Sub-Account, AIM V.I. Mid Cap Core Equity Fund (Series I) Sub-Account, AIM V.I. Small Cap Equity Fund (Series I) Sub-Account, Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid ValuePortfolio (Class A) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Value Opportunities V.I. 1 Sub-Account, Columbia Marsico International Opportunity Fund Variable Series Class B Sub-Account, Delaware VIP Growth Opportunities Series (Standard Class) Sub-Account, Delaware VIP REIT Series (Standard Class) Sub-Account, Delaware VIP Small Cap Value Series (Standard Class) Sub-Account, Delaware VIP Trend Series (Standard Class) Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account, Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account, Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, DWS Strategic Value VIP - Class A Sub-Account, Fidelity VIP Asset Manager: Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Balanced I Class Sub-Account, Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account, Fidelity VIP High Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account, Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account, Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Capital Growth Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account, Lord Abbett Series Fund - International Portfolio VC Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Growth Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio (Service Class) Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Partners Portfolio Class I Sub-Account, Neuberger Berman AMT Regency Portfolio Class I Sub-Account, Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account, Rydex VT NASDAQ-100 Fund Sub-Account, Rydex VT Nova Fund Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Oppenheimer Large Cap Core Fund (Initial Class) Sub-Account, SC Oppenheimer Main Street Small Cap Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, Universal Institutional Funds Mid Cap Growth Portfolio Class I Sub-Account, Van Kampen LIT Comstock Portfolio (Class I) Sub-Account, Van Kampen LIT Growth and Income Portfolio (Class I) Sub-Account, Wanger USA Sub-Account, American Fund IS Growth Fund Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, J.P. Morgan Bond Portfolio Sub-Account, JP Morgan Small Company Portfolio Sub-Account, JP Morgan U.S. Large Cap Core Equity Portfolio Sub-Account, Lord Abbett Growth and Income Portfolio VC Sub-Account, Lord Abbett Series Fund - Mid Cap Value Portfolio VC, MFS Capital Appreciation Portfolio Sub-Account, MFS VIT II Capital Appreciation Portfolio S Class Sub-Account, MFS New Discovery Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, and PIMCO VIT Low Duration Portfolio (Admin) Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the "Sub-Accounts"), as of December 31, 2009, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2009, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

April 23, 2010

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2009
Assets:	Shares	Cost	Value
Investments at fair value:
AIM V.I. Basic Value Fund (Series I) Sub-Account (AI6)	6,627	$ 54,378	$ 39,628
AIM V.I. Capital Appreciation Fund (Series I) Sub-Account (AI1)	91,056	1,987,130	1,851,176
AIM V.I. Core Equity Fund (Series I) Sub-Account (AI3)	2,125	48,770	52,947
AIM V.I. Dynamics Fund (Series I) Sub-Account (IV1)	1,440	22,543	20,492
AIM V.I. International Growth Fund (Series I) Sub-Account (AI4)	77,375	2,212,314	2,012,516
AIM V.I. Mid Cap Core Equity Fund (Series I) Sub-Account (A22)	27,950	302,729	305,211
AIM V.I. Small Cap Equity Fund (Series I) Sub-Account (ASC)	1,982	28,313	25,492
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	244,749	2,417,840	2,613,922
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	21,479	449,323	549,427
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	825	13,822	13,486
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	5,165	103,370	77,882
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	111,452	2,245,139	1,840,077
AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account (IVP)	1,062,240	14,028,962	15,614,934
AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account (AN5)	22,220	260,873	259,309
AllianceBernstein VPS Small/Mid ValuePortfolio (Class A) Sub-Account (ASM)	56,879	585,562	762,745
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	5,664	47,685	47,072
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (AGF)	28,328	554,948	552,399
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	2,472	54,931	77,085
American Funds Insurance Series International Fund Class 2 Sub-Account (AIF)	246,525	4,041,966	4,218,039
BlackRock Value Opportunities V.I. 1 Sub-Account (MLV)	207,028	4,101,325	2,854,919
Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account (NMI)	584	8,043	8,263
Delaware VIP Growth Opportunities Series (Standard Class) Sub-Account (DGO)	4,265	88,556	69,517
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	114,107	781,932	884,330
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	169,612	3,688,852	4,123,272
Delaware VIP Trend Series (Standard Class) Sub-Account (DTS)	6,979	161,009	179,364
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	8,214	77,349	85,923
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	10	100	105
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	2,295,127	64,540,493	60,384,784
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	38,512	1,294,526	1,209,273
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account (DSC)	40,707	1,488,234	956,197
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	855	15,999	14,412
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	16,520	175,718	183,044
DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account (SCV)	47,096	421,227	472,842
DWS Small Cap Index VIP - Class A Sub-Account (SSI)	450,921	4,091,000	4,464,114
DWS Small Cap Index VIP - Class B Sub-Account (SSC)	177,829	2,094,686	1,758,726
DWS Strategic Value VIP - Class A Sub-Account (SHR)	10,388	57,679	76,459

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Fidelity VIP Asset Manager: Growth Portfolio (Initial Class) Sub-Account (AMG)	1,440	$ 19,019	$ 18,231
Fidelity VIP Balanced I Class Sub-Account (FVI)	15,261	201,466	204,644
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	685,770	15,275,891	14,140,572
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	106,902	2,717,668	2,169,036
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)1	130,432	3,213,070	2,192,569
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE2)2	119,784	2,176,746	2,013,562
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	29,067	269,236	284,279
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	11,746	107,913	111,817
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	17,626	138,232	159,166
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	50,409	555,871	558,028
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	9,319	336,667	279,935
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (FL3)	26,894	925,949	800,092
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	190,930	1,029,924	1,010,020
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	253	31,493	30,220
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	1,868,793	23,022,868	23,322,538
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	163,870	3,586,774	4,185,241
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	86,109,898	86,109,898	86,109,898
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	34,392	531,155	517,604
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (FL2)	65,391	1,155,097	975,630
Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1) Sub-Account (FRE)	13,795	222,600	153,948
Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account (FSC)	37,042	477,944	643,052
Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-Account (FSS)	49,598	820,387	731,573
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1) Sub-Account (TFS)	309,460	4,509,904	4,233,416
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	10,441	137,616	140,426
Franklin Templeton VIP Templeton Growth Securities Fund (Class 1) Sub-Account (TSF)	596,034	7,281,971	6,294,121
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	4,462	59,127	46,409
Goldman Sachs VIT Capital Growth Fund (I Shares) Sub-Account (GS7)	6,990	70,011	76,125
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account (GS3)	7,623	87,664	72,419
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	295,008	3,611,014	4,085,863
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	289,229	2,993,192	3,178,624
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (JP6)	58,067	534,147	682,865
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (JP4)	8,130	84,639	113,245
Lord Abbett Series Fund - International Portfolio VC Sub-Account (LA3)	9,418	83,433	68,564

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MF9)	583	$ 18,599	$ 16,217
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	10,942	344,662	302,652
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	17,161	169,942	184,654
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	15,242	206,111	185,797
MFS VIT II Emerging Growth Portfolio S Class Sub-Account (MFF)	13,886	231,783	262,454
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	127,642	1,384,665	1,855,914
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	5,895	88,750	86,358
MFS VIT II Global Research Portfolio (Service Class) Sub-Account (RE1)	29,057	472,317	499,197
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	373	6,549	6,444
MFS VIT II Government Securities Portfolio I Class Sub-Account (MF6)	387,581	4,884,810	5,092,814
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	30,302	403,224	395,750
MFS VIT II Growth Portfolio Sub-Account (MF2)	14,788	197,299	284,074
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	12,921	77,976	72,614
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	966,540	11,506,406	11,724,128
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	152,749	2,261,933	1,842,153
MFS VIT II International Value Portfolio I Class Sub-Account (IGI)	190,532	2,738,001	2,764,618
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (M11)	16,742	160,467	169,600
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	70,678	761,426	711,018
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	30,607	170,228	139,874
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	51,502,185	51,502,185	51,502,185
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	62,166	868,778	827,424
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	514,741	5,806,443	6,454,848
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	31,879	301,960	299,662
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	307,310	4,908,150	4,812,471
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	234,491	4,157,045	3,639,303
MFS VIT II Utilities Portfolio I Class Sub-Account (MF5)	55,141	934,367	1,081,311
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	3,131	58,852	60,838
MFS VIT II Value Portfolio I Class Sub-Account (EIS)	70,399	812,880	889,844
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	65,147	1,049,062	816,946
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	588	13,188	12,484
Neuberger Berman AMT Partners Portfolio Class I Sub-Account (NPP)	2,375	33,122	23,294
Neuberger Berman AMT Regency Portfolio Class I Sub-Account (NAR)	103,062	1,595,682	1,263,546
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	18,225	207,813	204,487
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	313,979	9,206,269	11,598,393
Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account (OGS)	182,583	4,606,773	4,838,461
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	153,802	2,071,503	2,214,742

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB) 1	5,852	$ 78,026	$ 74,204
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PM2) 2	14	169	174
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	1,555,934	19,174,374	19,355,819
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	6,057,367	64,294,067	65,540,706
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	335,414	2,696,492	2,911,390
Rydex VT NASDAQ-100 Fund Sub-Account (RX2)	17	216	267
Rydex VT Nova Fund Sub-Account (RX1)	5	151	311
SC Davis Venture Value Fund (Initial Class) Sub-Account (SC7) 1	6,724	78,679	72,280
SC Davis Venture Value Fund (Initial Class) Sub-Account (S77) 2	29,983	267,545	322,316
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	484,687	2,993,460	3,843,571
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	57,866	587,529	591,968
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	355,426	2,243,538	2,672,805
SC Oppenheimer Large Cap Core Fund (Initial Class) Sub-Account (SCM)	37,296	344,498	299,859
SC Oppenheimer Main Street Small Cap Fund (Initial Class) Sub-Account (SCB)	35,828	485,913	379,058
SC PIMCO High Yield Fund (Initial Class) Sub-Account (SPC)	638,719	5,375,882	6,042,282
SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account (SC5)	396,176	6,137,452	4,801,649
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	663,619	9,646,814	7,452,446
Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account (SC2)	421,143	3,931,326	3,815,560
Sun Capital Money Market Fund (Initial Class) Sub-Account (SC1)	9,491,947	9,491,947	9,491,947
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	203,495	1,659,223	1,961,693
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	959,011	14,326,341	16,926,551
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	7,113	128,231	135,935
Universal Institutional Funds Mid Cap Growth Portfolio Class I Sub-Account (VMG)	422,128	3,352,395	3,866,691
Van Kampen LIT Comstock Portfolio (Class I) Sub-Account (VCP)	105,809	1,164,234	1,069,733
Van Kampen LIT Growth and Income Portfolio (Class I) Sub-Account (VGI)	21,062	336,928	344,791
Wanger USA Sub-Account (USC)	33,466	875,715	918,654
Total investments		538,816,277	538,292,344

Receivable from Sponsor			7,365

Total assets		$ 538,816,277	$ 538,299,709
Liabilities:
Payable to Sponsor			$ -
Total liabilities			-
Net Assets			$ 538,299,709
1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.
2 Sub-Account for Sun Life Large Case VUL contracts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Net Assets (continued):
	Units	Value

AI6	4,231	$ 39,628
AI1	206,322	1,851,176
AI3	3,314	51,783
IV1	1,375	20,492
AI4	101,435	2,012,516
A22	23,061	305,211
ASC	3,065	25,492
AL4	240,999	2,613,922
AL3	65,046	549,427
AN2	1,036	13,486
AN3	6,697	77,882
AN4	75,905	1,840,077
IVP	1,811,060	15,614,934
AN5	17,354	259,309
ASM	90,140	762,745
308	3,923	47,072
AGF	39,700	552,399
302	6,229	77,085
AIF	296,607	4,218,039
MLV	263,495	2,854,919
NMI	1,014	8,263
DGO	5,271	69,517
DRS	67,234	884,330
DSV	311,931	4,123,272
DTS	16,058	179,364
DMC	8,457	85,923
DTG	8	105
DSI	6,249,882	60,384,784
DCA	91,371	1,209,273
DSC	93,570	956,197
DGI	1,379	14,412
DQB	10,685	184,977
SCV	36,710	472,842
SSI	384,660	4,464,114
SSC	110,266	1,758,726
SHR	8,001	76,459
AMG	2,051	24,827
FVI	15,816	204,644
FCN	601,137	14,140,572
FL1	128,380	2,169,036
FEI	141,056	2,192,569

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):
	Units	Value

FE2	249,512	$ 2,013,562
FF1	27,275	284,279
FF2	11,139	111,817
FF3	16,631	159,166
FVG	52,437	558,028
FGP	20,828	279,935
FL3	74,655	800,092
FHI	73,309	1,010,020
FIP	1,886	30,220
FIG	1,214,558	23,322,538
FMC	397,712	4,185,241
FL5	7,278,340	86,109,898
FOF	39,559	517,604
FL2	59,140	975,630
FRE	20,310	153,948
FSC	55,356	643,052
FSS	60,899	731,573
TFS	284,579	4,233,416
FTI	6,772	140,426
TSF	359,343	6,294,121
FTG	2,777	46,409
GS7	6,370	76,125
GS3	6,255	72,419
MVP	351,777	4,085,863
JM7	299,063	3,178,624
JP6	52,318	682,865
JP4	8,463	113,245
LA3	5,010	68,564
MF9	1,466	16,217
MFL	24,959	302,652
MF7	13,717	184,654
RG1	23,018	185,797
MFF	17,886	262,454
EME	154,910	1,855,914
GGR	3,870	86,358
RE1	36,536	499,197
RES	528	6,444
MF6	249,898	5,092,814
MFK	27,004	395,750
MF2	17,132	284,074
MFC	4,199	72,614

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):
	Units	Value

IGS	1,018,908	$ 11,724,128
IG1	104,182	1,842,153
IGI	317,436	2,764,618
M11	17,527	169,600
M1B	58,602	711,018
MC1	15,304	139,874
MMS	3,840,644	51,502,185
M1A	55,883	827,424
RIS	436,772	6,454,848
SI1	21,987	299,662
TRS	247,646	4,812,471
MFJ	253,775	3,639,303
MF5	42,658	1,081,311
MFE	2,705	60,838
EIS	70,008	889,844
MV1	59,070	816,946
NMC	819	12,484
NPP	1,531	23,294
NAR	105,122	1,263,546
NLM	13,582	204,487
OCF	1,058,426	11,598,393
OGS	347,047	4,838,461
OSC	175,797	2,214,742
PMB	3,016	74,204
PM2	7	174
PRR	1,288,845	19,355,819
PTR	4,195,953	65,540,706
SCP	272,540	2,911,390
RX2	31	267
RX1	40	311
SC7	5,005	72,280
S77	38,791	322,316
SGC	470,535	3,843,571
SDC	54,955	591,968
SLC	334,206	2,672,805
SCM	25,188	299,859
SCB	23,798	379,058
SPC	566,125	6,042,282
SC5	232,789	4,801,649
SC3	303,257	7,452,446

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009

Net Assets (continued):
	Units	Value

SC2	235,729	$ 3,815,560
SC1	799,225	9,491,947
TBC	169,422	1,961,693
REI	1,121,775	16,926,551
RNA	11,735	135,935
VMG	253,684	3,866,691
VCP	95,328	1,069,733
VGI	27,424	344,791
USC	97,811	918,654

Total net assets		$ 538,299,709

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	AI6	AI1	AI3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 562	$ 10,628	$ 833

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(3,702)	(327)	(2,730)
Realized gain distributions	-	-	-
Net realized losses	(3,702)	(327)	(2,730)

Net change in unrealized appreciation/ depreciation	15,521	312,729	10,795

Net realized and change in unrealized gains	11,819	312,402	8,065

Increase in net assets from operations	$ 12,381	$ 323,030	$ 8,898

	IV1	AI4	A22
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 25,937	$ 160

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(605)	(157,482)	(658)
Realized gain distributions	-	-	155
Net realized losses	(605)	(157,482)	(503)

Net change in unrealized appreciation/ depreciation	6,194	627,759	6,396

Net realized and change in unrealized gains	5,589	470,277	5,893

Increase in net assets from operations	$ 5,589	$ 496,214	$ 6,053

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	ASC	AL4	AL3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 40	$ -	$ -

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(5,041)	(1,242,704)	(8,249)
Realized gain distributions	-	-	-
Net realized losses	(5,041)	(1,242,704)	(8,249)

Net change in unrealized appreciation/ depreciation	11,115	2,002,705	117,718

Net realized and change in unrealized gains	6,074	760,001	109,469

Increase in net assets from operations	$ 6,114	$ 760,001	$ 109,469

	AN2	AN3	AN4
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 2,437	$ 69,987

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(5,594)	(31,901)	(275,922)
Realized gain distributions	-	-	-
Net realized losses	(5,594)	(31,901)	(275,922)

Net change in unrealized appreciation/ depreciation	12,740	43,288	730,082

Net realized and change in unrealized gains	7,146	11,387	454,160

Increase in net assets from operations	$ 7,146	$ 13,824	$ 524,147

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	IVP	AN5	ASM
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 201,766	$ -	$ 5,169

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(8,182,967)	(36,619)	(33,838)
Realized gain distributions	-	-	20,173
Net realized losses	(8,182,967)	(36,619)	(13,665)

Net change in unrealized appreciation/ depreciation	13,142,799	84,391	224,014

Net realized and change in unrealized gains	4,959,832	47,772	210,349

Increase in net assets from operations	$ 5,161,598	$ 47,772	$ 215,518

	308	AGF	AFG
	Sub-Account3	Sub-Account3	Sub-Account21

Income:
Dividend income	$ 680	$ -	$ 3,615

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(20)	(3)	207,009
Realized gain distributions	-	-	-
Net realized (losses) gains	(20)	(3)	207,009

Net change in unrealized appreciation/ depreciation	(613)	(2,549)	(2,214)

Net realized and change in unrealized (losses) gains	(633)	(2,552)	204,795

Increase (decrease) in net assets from operations	$ 47	$ (2,552)	$ 208,410

3 Commencement of operations was November 1, 2008; first activity in 2009.
21 American Fund IS Growth Fund Sub-Account (AFG)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2009

	302	AIF	MLV
	Sub-Account3	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,075	$ 34,597	$ 16,953

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	552	11,907	(48,639)
Realized gain distributions	-	2,420	-
Net realized gains (losses)	552	14,327	(48,639)

Net change in unrealized appreciation/ depreciation	22,154	154,461	760,974

Net realized and change in unrealized gains	22,706	168,788	712,335

Increase in net assets from operations	$ 23,781	$ 203,385	$ 729,288

	NMI	DGO	DRS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 138	$ -	$ 29,469

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of shares	(373,906)	(3,919)	(87,451)
Realized gain distributions	-	-	-
Net realized losses	(373,906)	(3,919)	(87,451)

Net change in unrealized appreciation/ depreciation	362,998	26,644	292,763

Net realized and change in unrealized (losses) gains	(10,908)	22,725	205,312

(Decrease) increase in net assets from operations	$ (10,770)	$ 22,725	$ 234,781

3 Commencement of operations was November 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2009

	DSV	DTS	DMC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 25,633	$ -	$ 360

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(360,933)	(46,019)	(4,635)
Realized gain distributions	-	-	-
Net realized losses	(360,933)	(46,019)	(4,635)

Net change in unrealized appreciation/ depreciation	1,247,634	127,050	18,674

Net realized and change in unrealized gains	886,701	81,031	14,039

Increase in net assets from operations	$ 912,334	$ 81,031	$ 14,399

	DTG	DSI	DCA
	Sub-Account4	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 1,065,256	$ 16,561

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	22	(9,791,479)	(16,690)
Realized gain distributions	-	3,138,894	48,324
Net realized gains (losses)	22	(6,652,584)	31,634

Net change in unrealized appreciation/ depreciation	5	18,628,908	142,579

Net realized and change in unrealized gains	27	11,976,324	174,213

Increase in net assets from operations	$ 27	$ 13,041,580	$ 190,774

4 Commencement of operations was May 2, 2005; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	DSC	DGI	DQB
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 24,664	$ 155	$ 8,725

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(897,749)	(1,901)	(3,685)
Realized gain distributions	-	-	-
Net realized losses	(897,749)	(1,901)	(3,685)

Net change in unrealized appreciation/ depreciation	1,185,104	4,906	19,931

Net realized and change in unrealized gains	287,355	3,005	16,246

Increase in net assets from operations	$ 312,019	$ 3,160	$ 24,971

	SCV	SSI	SSC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,560	$ 50,221	$ 23,438

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(3,158)	(977,994)	(305,786)
Realized gain distributions	-	188,351	100,942
Net realized losses	(3,158)	(789,643)	(204,844)

Net change in unrealized appreciation/ depreciation	82,826	1,539,526	545,700

Net realized and change in unrealized gains	79,668	749,883	340,856

Increase in net assets from operations	$ 83,228	$ 800,104	$ 364,294

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	SHR	AMG	FVI
	Sub-Account	Sub-Account	Sub-Account5

Income:
Dividend income	$ 4,187	$ 262	$ 3,372

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(1,659)	(1,918)	17
Realized gain distributions	-	34	226
Net realized (losses) gains	(1,659)	(1,884)	243

Net change in unrealized appreciation/ depreciation	19,650	6,918	3,178

Net realized and change in unrealized gains	17,991	5,034	3,421

Increase in net assets from operations	$ 22,178	$ 5,296	$ 6,793

	FCN	FL1	FEI
	Sub-Account	Sub-Account	Sub-Account1

Income:
Dividend income	$ 172,144	$ 21,859	$ 43,580

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(2,854,559)	(305,379)	(27,043)
Realized gain distributions	3,448	531	-
Net realized losses	(2,851,111)	(304,848)	(27,043)

Net change in unrealized appreciation/ depreciation	6,539,656	847,525	493,974

Net realized and change in unrealized gains	3,688,545	542,677	466,931

Increase in net assets from operations	$ 3,860,689	$ 564,536	$ 510,511

1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.
5 For the period of May 1, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	FE2	FF1	FF2
	Sub-Account2	Sub-Account	Sub-Account

Income:
Dividend income	$ 39,036	$ 9,468	$

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(50,850)	317,661	157,740
Realized gain distributions	-	16,936	3,468
Net realized (losses) gains	(50,850)	334,597	161,208

Net change in unrealized appreciation/ depreciation	405,959	25,487	12,627

Net realized and change in unrealized gains	355,109	360,084	173,835

Increase in net assets from operations	$ 394,145	$ 369,552	$ 177,163

	FF3	FVG	FGP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,128	$ 5,353	$ 1,159

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	78,743	(48,808)	(369,840)
Realized gain distributions	2,931	-	261
Net realized gains (losses)	81,674	(48,808)	(369,579)

Net change in unrealized appreciation/ depreciation	27,276	170,759	403,244

Net realized and change in unrealized gains	108,950	121,951	33,665

Increase in net assets from operations	$ 112,078	$ 127,304	$ 34,824

2 Sub-Account for Sun Life Large Case VUL contracts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	FL3	FHI	FIP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,394	$ 71,167	$ 673

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(30,858)	(79,845)	(460)
Realized gain distributions	614	-	540
Net realized (losses) gains	(30,244)	(79,845)	80

Net change in unrealized appreciation/ depreciation	209,078	335,239	5,588

Net realized and change in unrealized gains	178,834	255,394	5,668

Increase in net assets from operations	$ 180,228	$ 326,561	$ 6,341

	FIG	FMC	FMM
	Sub-Account	Sub-Account	Sub-Account6

Income:
Dividend income	$ 1,912,045	$ 23,838	$ 1,143

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(79,995)	(329,504)	-
Realized gain distributions	86,985	18,473	-
Net realized gains (losses)	6,990	(311,031)	-

Net change in unrealized appreciation/ depreciation	1,308,565	1,288,162	-

Net realized and change in unrealized gains	1,315,555	977,131	-

Increase in net assets from operations	$ 3,227,600	$ 1,000,969	$ 1,143

6 For the period of January 1, 2009 through December 31, 2009 (account closed).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	FL5	FOF	FL2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 443,657	$ 9,820	$ 16,436

Net realized and change in unrealized gains:
Net realized losses on sale of shares	-	(78,840)	(106,672)
Realized gain distributions	-	1,334	2,816
Net realized losses	-	(77,506)	(103,856)

Net change in unrealized appreciation/ depreciation	-	189,529	324,718

Net realized and change in unrealized gains	-	112,023	220,862

Increase in net assets from operations	$ 443,657	$ 121,843	$ 237,298

	FRE	FSC	FSS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 17,647	$ -	$ 11,466

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(54,327)	(295,720)	(27,231)
Realized gain distributions	-	-	-
Net realized losses	(54,327)	(295,720)	(27,231)

Net change in unrealized appreciation/ depreciation	69,181	460,765	148,237

Net realized and change in unrealized gains	14,854	165,045	121,006

Increase in net assets from operations	$ 32,501	$ 165,045	$ 132,472

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2009

	TFS	FTI	TSF
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 95,835	$ 3,307	$ 193,419

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(217,042)	(32,597)	(898,767)
Realized gain distributions	107,219	4,080	-
Net realized losses	(109,823)	(28,517)	(898,767)

Net change in unrealized appreciation/ depreciation	1,224,912	63,776	2,271,287

Net realized and change in unrealized gains	1,115,089	35,259	1,372,520

Increase in net assets from operations	$ 1,210,924	$ 38,566	$ 1,565,939

	FTG	GS7	GS3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,304	$ 302	$ 1,358

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(6,515)	(20,244)	(18,640)
Realized gain distributions	-	-	-
Net realized losses	(6,515)	(20,244)	(18,640)

Net change in unrealized appreciation/ depreciation	16,749	27,670	30,987

Net realized and change in unrealized gains	10,234	7,426	12,347

Increase in net assets from operations	$ 11,538	$ 7,728	$ 13,705

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2009

	MVP	JBP	JM7
	Sub-Account	Sub-Account7	Sub-Account8

Income:
Dividend income	$ 23,703	$ 392,669	$ -

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of shares	(841,310)	(2,241,290)	106,542
Realized gain distributions	115,102	-	-
Net realized (losses) gains	(726,208)	(2,241,290)	106,542

Net change in unrealized appreciation/ depreciation	1,983,073	1,773,449	185,432

Net realized and change in unrealized gains (losses)	1,256,865	(467,841)	291,974

Increase (decrease) in net assets from operations	$ 1,280,568	$ (75,172)	$ 291,974

	JP6	JP4	JP3
	Sub-Account8	Sub-Account8	Sub-Account7

Income:
Dividend income	$ 1,512	$ -	$ 2,711

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of shares	6,672	381	(315,756)
Realized gain distributions	-	-	8,244
Net realized gains (losses)	6,672	381	(307,512)

Net change in unrealized appreciation/ depreciation	148,718	28,606	273,585

Net realized and change in unrealized gains (losses)	155,390	28,987	(33,927)

Increase (decrease) in net assets from operations	$ 156,902	$ 28,987	$ (31,216)

7 J.P. Morgan Bond Portfolio Sub-Account (JBP), JP Morgan Small Company Portfolio Sub-Account (JP3) and JP Morgan U.S. Large Cap Core Equity Portfolio Sub-Account (JP1) were closed on April 24, 2009.  For the period of January 1, 2009 through April 24, 2009.
8 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2009

	JP1	LA1	LA3
	Sub-Account7	Sub-Account9	Sub-Account

Income:
Dividend income	$ 2,138	$ -	$ 907

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of shares	(29,944)	(1,742,106)	(7,375)
Realized gain distributions	-	-	-
Net realized losses	(29,944)	(1,742,106)	(7,375)

Net change in unrealized appreciation/ depreciation	26,836	1,233,950	27,525

Net realized and change in unrealized (losses) gains	(3,108)	(508,156)	20,150

(Decrease) increase in net assets from operations	$ (970)	$ (508,156)	$ 21,057

	LA2	MF9	MFL
	Sub-Account9	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 310	$ 4,377

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of shares	(3,069,384)	(582)	(5,990)
Realized gain distributions	-	-	-
Net realized losses	(3,069,384)	(582)	(5,990)

Net change in unrealized appreciation/ depreciation	2,629,586	3,543	58,795

Net realized and change in unrealized (losses) gains	(439,798)	2,961	52,805

(Decrease) increase in net assets from operations	$ (439,798)	$ 3,271	$ 57,182

7JBP Sub-Account, JP3 Sub-Account and JP1 Sub-Account were closed on April 24, 2009.  For the period of January 1, 2009 through April 24, 2009.
9 Lord Abbett Growth and Income Portfolio VC Sub-Account (LA1), Lord Abbett Series Fund - Mid Cap Value Portfolio VC (LA2), PIMCO VIT High Yield Portfolio Sub-Account (PHY), and PIMCO VIT Low Duration Portfolio (Admin) Sub-Account (PLD) were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MF7	MF1	MFD
	Sub-Account	Sub-Account10	Sub-Account10

Income:
Dividend income	$ 13,686	$ 633	$ 25

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(11,043)	2,368	354
Realized gain distributions	-	-	-
Net realized (losses) gains	(11,043)	2,368	354

Net change in unrealized appreciation/ depreciation	44,272	11,345	623

Net realized and change in unrealized gains	33,229	13,713	977

Increase in net assets from operations	$ 46,915	$ 14,346	$ 1,002

	RG1	MFF	EME
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,356	$ -	$ 38,040

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(4,265)	(1,499)	(291,432)
Realized gain distributions	-	-	-
Net realized losses	(4,265)	(1,499)	(291,432)

Net change in unrealized appreciation/ depreciation	47,336	71,747	1,008,389

Net realized and change in unrealized gains	43,071	70,248	716,957

Increase in net assets from operations	$ 45,427	$ 70,248	$ 754,997

10 MFS Capital Appreciation Portfolio Sub-Account (MF1) and MFS VIT II Capital Appreciation Portfolio S Class Sub-Account (MFD) were closed on December 4, 2009.  For the period of January 1, 2009 through December 4, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2009

	GGR	RE1	RES
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 839	$ 5,570	$ 86

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,094)	(2,442)	(214)
Realized gain distributions	-	-	-
Net realized losses	(1,094)	(2,442)	(214)

Net change in unrealized appreciation/ depreciation	25,230	121,746	1,722

Net realized and change in unrealized gains	24,136	119,304	1,508

Increase in net assets from operations	$ 24,975	$ 124,874	$ 1,594

	MF6	MFK	MF2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 235,490	$ 23,881	$ 792

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of shares	53,288	(137)	12,711
Realized gain distributions	-	-	-
Net realized gains (losses)	53,288	(137)	12,711

Net change in unrealized appreciation/ depreciation	(78,783)	(11,195)	92,364

Net realized and change in unrealized (losses) gains	(25,495)	(11,332)	105,075

Increase in net assets from operations	$ 209,995	$ 12,549	$ 105,867

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MFC	IGS	IG1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 5,916	$ 95,238	$ 11,370

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(6,749)	(2,657,778)	(50,808)
Realized gain distributions	-	-	-
Net realized losses	(6,749)	(2,657,778)	(50,808)

Net change in unrealized appreciation/ depreciation	25,329	5,619,117	548,265

Net realized and change in unrealized gains	18,580	2,961,339	497,457

Increase in net assets from operations	$ 24,496	$ 3,056,577	$ 508,827

	IGI	M11	M1B
	Sub-Account11	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 807	$ 3,216

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	709	286	(169,293)
Realized gain distributions	-	-	-
Net realized gains (losses)	709	286	(169,293)

Net change in unrealized appreciation/ depreciation	26,617	32,490	366,861

Net realized and change in unrealized gains	27,326	32,776	197,568

Increase in net assets from operations	$ 27,326	$ 33,583	$ 200,784

11 Commencement of operations was May 4, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MC1	MMS	M10
	Sub-Account	Sub-Account	Sub-Account22

Income:
Dividend income	$ -	$ 392	$ -

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(4,926)	-	(5,840)
Realized gain distributions	-	-	-
Net realized losses	(4,926)	-	(5,840)

Net change in unrealized appreciation/ depreciation	47,223	-	11,734

Net realized and change in unrealized gains	42,297	-	5,894

Increase in net assets from operations	$ 42,297	$ 392	$ 5,894

	M1A	RIS	SI1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 162,100	$ 27,891

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(81,124)	(2,358,704)	(5,567)
Realized gain distributions	-	-	-
Net realized losses	(81,124)	(2,358,704)	(5,567)

Net change in unrealized appreciation/ depreciation	400,658	3,794,863	41,996

Net realized and change in unrealized gains	319,534	1,436,159	36,429

Increase in net assets from operations	$ 319,534	$ 1,598,259	$ 64,320

22MFS New Discovery Portfolio Sub-Account (M10)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	TRS	MFJ	MF5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 122,645	$ 117,929	$ 28,180

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(239,641)	(181,727)	(180,728)
Realized gain distributions	-	-	-
Net realized losses	(239,641)	(181,727)	(180,728)

Net change in unrealized appreciation/ depreciation	814,524	630,518	335,408

Net realized and change in unrealized gains	574,883	448,791	154,680

Increase in net assets from operations	$ 697,528	$ 566,720	$ 182,860

	MFE	EIS	MV1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 7,270	$ 6,183	$ 11,364

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(168,186)	(358,868)	(13,948)
Realized gain distributions	-	-	-
Net realized losses	(168,186)	(358,868)	(13,948)

Net change in unrealized appreciation/ depreciation	191,182	374,845	144,647

Net realized and change in unrealized gains	22,996	15,977	130,699

Increase in net assets from operations	$ 30,266	$ 22,160	$ 142,063

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	NMC	NPP	NAR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 582	$ 19,173

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(879)	(7,048)	(161,196)
Realized gain distributions	-	2,583	16,174
Net realized losses	(879)	(4,465)	(145,022)

Net change in unrealized appreciation/ depreciation	3,683	13,389	613,921

Net realized and change in unrealized gains	2,804	8,924	468,899

Increase in net assets from operations	$ 2,804	$ 9,506	$ 488,072

	NLM	OCF	OGS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 15,044	$ 26,625	$ 85,964

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,375)	(1,255,772)	(963,964)
Realized gain distributions	-	-	81,965
Net realized losses	(1,375)	(1,255,772)	(881,999)

Net change in unrealized appreciation/ depreciation	1,535	4,937,117	2,163,960

Net realized and change in unrealized gains	160	3,681,345	1,281,961

Increase in net assets from operations	$ 15,204	$ 3,707,970	$ 1,367,925

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	OSC	PMB	PM2
	Sub-Account	Sub-Account1	Sub-Account2

Income:
Dividend income	$ 17,260	$ 4,012	$ 2,891

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(477,250)	(721)	7,026
Realized gain distributions	-	-	-
Net realized (losses) gains	(477,250)	(721)	7,026

Net change in unrealized appreciation/ depreciation	1,194,864	14,286	2,784

Net realized and change in unrealized gains	717,614	13,565	9,810

Increase in net assets from operations	$ 734,874	$ 17,577	$ 12,701

	PHY	PLD	PRR
	Sub-Account9	Sub-Account9	Sub-Account

Income:
Dividend income	$ 37,318	$ 3,305	$ 485,118

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(1,147,882)	(37,958)	733,803
Realized gain distributions	-	-	688,715
Net realized (losses) gains	(1,147,882)	(37,958)	1,422,518

Net change in unrealized appreciation/ depreciation	1,072,338	28,825	1,134,578

Net realized and change in unrealized (losses) gains	(75,544)	(9,133)	2,557,096

(Decrease) increase in net assets from operations	$ (38,226)	$ (5,828)	$ 3,042,214

1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.
2 Sub-Account for Sun Life Large Case VUL contracts.
9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	PTR	SCP	RX2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,758,925	$ -	$ -

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	924,716	(334,328)	(13)
Realized gain distributions	1,909,167	-	-
Net realized gains (losses)	2,833,883	(334,328)	(13)

Net change in unrealized appreciation/ depreciation	1,144,271	1,051,569	99

Net realized and change in unrealized gains	3,978,154	717,241	86

Increase in net assets from operations	$ 6,737,079	$ 717,241	$ 86

	RX1	SC7	S77
	Sub-Account	Sub-Account1	Sub-Account2 & 12

Income:
Dividend income	$ 2	$ 288	$ 1,042

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(14,311)	(7,192)	3,462
Realized gain distributions	-	-	-
Net realized (losses) gains	(14,311)	(7,192)	3,462

Net change in unrealized appreciation/ depreciation	15,662	26,035	54,771

Net realized and change in unrealized gains	1,351	18,843	58,233

Increase in net assets from operations	$ 1,353	$ 19,131	$ 59,275

1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.
2 Sub-Account for Sun Life Large Case VUL contracts.
12 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	SGC	SDC	SLC
	Sub-Account12	Sub-Account12	Sub-Account12

Income:
Dividend income	$ 36,297	$ 10,116	$ 16,384

Net realized and change in unrealized gains:
Net realized gains on sale of shares	128,060	2,526	214,586
Realized gain distributions	314,131	4,240	280,151
Net realized gains	442,191	6,766	494,737

Net change in unrealized appreciation/ depreciation	850,111	4,439	429,267

Net realized and change in unrealized gains	1,292,302	11,205	924,004

Increase in net assets from operations	$ 1,328,599	$ 21,321	$ 940,388

	SCM	SCB	SPC
	Sub-Account	Sub-Account	Sub-Account12

Income:
Dividend income	$ 3,029	$ 194	$ 338,336

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(104,091)	(15,407)	156,842
Realized gain distributions	-	-	145,465
Net realized (losses) gains	(104,091)	(15,407)	302,307

Net change in unrealized appreciation/ depreciation	145,345	119,454	666,400

Net realized and change in unrealized gains	41,254	104,047	968,707

Increase in net assets from operations	$ 44,283	$ 104,241	$ 1,307,043

12 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	SC5	SC3	SC2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,063	$ 264,763	$ 145,548

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(875,901)	(2,411,616)	(55,015)
Realized gain distributions	-	54,192	2,024
Net realized losses	(875,901)	(2,357,424)	(52,991)

Net change in unrealized appreciation/ depreciation	1,974,891	4,110,390	504,841

Net realized and change in unrealized gains	1,098,990	1,752,966	451,850

Increase in net assets from operations	$ 1,100,053	$ 2,017,729	$ 597,398

	SC1	TBC	REI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 99,890	$ -	$ 422,018

Net realized and change in unrealized gains:
Net realized losses on sale of shares	-	(328,343)	(8,195,283)
Realized gain distributions	-	-	-
Net realized losses	-	(328,343)	(8,195,283)

Net change in unrealized appreciation/ depreciation	-	854,936	13,841,055

Net realized and change in unrealized gains	-	526,593	5,645,772

Increase in net assets from operations	$ 99,890	$ 526,593	$ 6,067,790

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	RNA	VMG	VCP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ -	$ 38,391

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(12,139)	(1,090,561)	(10,192)
Realized gain distributions	-	-	-
Net realized losses	(12,139)	(1,090,561)	(10,192)

Net change in unrealized appreciation/ depreciation	47,588	3,328,522	165,751

Net realized and change in unrealized gains	35,449	2,237,961	155,559

Increase in net assets from operations	$ 35,449	$ 2,237,961	$ 193,950

	VGI	USC
	Sub-Account	Sub-Account

Income:
Dividend income	$ 14,936	$ -

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(85,610)	(89,719)
Realized gain distributions	-	-
Net realized losses	(85,610)	(89,719)

Net change in unrealized appreciation/ depreciation	156,405	360,509

Net realized and change in unrealized gains	70,795	270,790

Increase in net assets from operations	$ 85,731	$ 270,790

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AI6 Sub-Account		AI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 562	$ 314	$ 10,628	$ -
Net realized (losses) gains	(3,702)	5,718	(327)	1,233
Net change in unrealized appreciation/depreciation	15,521	(28,248)	312,729	(1,157,288)
Net increase (decrease) from operations	12,381	(22,216)	323,030	(1,156,055)

Contract Owner Transactions:
Purchase payments received	8,404	8,224	2,691	2,246
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(58)	1	2
Withdrawals and surrenders	-	-	-	(947)
Mortality and expense risk charges	(2,237)	(3,337)	(28,021)	(28,661)
Net increase (decrease) from contract owner transactions	6,167	4,829	(25,329)	(27,360)

Total increase (decrease) in net assets	18,548	(17,387)	297,701	(1,183,415)

Net assets at beginning of year	21,080	38,467	1,553,475	2,736,890
Net assets at end of year	$ 39,628	$ 21,080	$ 1,851,176	$ 1,553,475

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AI3 Sub-Account		IV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 833	$ 552	$ -	$ -
Net realized losses	(2,730)	(1,045)	(605)	(263)
Net change in unrealized appreciation/depreciation	10,795	(11,743)	6,194	(8,904)
Net increase (decrease) from operations	8,898	(12,236)	5,589	(9,167)

Contract Owner Transactions:
Purchase payments received	12,195	7,477	4,084	4,084
Transfers between Sub-Accounts
(including the Fixed Account), net	20,423	2	513	-
Withdrawals and surrenders	(2,398)	(11,083)	(2)	-
Mortality and expense risk charges	(6,260)	(6,408)	(1,006)	(927)
Net increase (decrease) from contract owner transactions	23,960	(10,012)	3,589	3,157

Total increase (decrease) in net assets	32,858	(22,248)	9,178	(6,010)

Net assets at beginning of year	18,925	41,173	11,314	17,324
Net assets at end of year	$ 51,783	$ 18,925	$ 20,492	$ 11,314

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AI4 Sub-Account		A22 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 25,937	$ 11,271	$ 160	$ 153
Net realized losses	(157,482)	(56,290)	(503)	(8,895)
Net change in unrealized appreciation/depreciation	627,759	(1,050,957)	6,396	858
Net increase (decrease) from operations	496,214	(1,095,976)	6,053	(7,884)

Contract Owner Transactions:
Purchase payments received	9,535	437,261	3,990	3,916
Transfers between Sub-Accounts
(including the Fixed Account), net	(82,767)	1,020,307	289,000	(166,063)
Withdrawals and surrenders	(548)	(49,950)	-	(24,924)
Mortality and expense risk charges	(32,548)	(36,625)	(1,168)	(1,968)
Net (decrease) increase from contract owner transactions	(106,328)	1,370,993	291,822	(189,039)

Total increase (decrease) in net assets	389,886	275,017	297,875	(196,923)

Net assets at beginning of year	1,622,630	1,347,613	7,336	204,259
Net assets at end of year	$ 2,012,516	$ 1,622,630	$ 305,211	$ 7,336

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	ASC Sub-Account		AL4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 40	$ -	$ -	$ 2,982
Net realized (losses) gains	(5,041)	(7,222)	(1,242,704)	507,086
Net change in unrealized appreciation/depreciation	11,115	(11,271)	2,002,705	(1,916,921)
Net increase (decrease) from operations	6,114	(18,493)	760,001	(1,406,853)

Contract Owner Transactions:
Purchase payments received	-	11,935	375,970	178,745
Transfers between Sub-Accounts
(including the Fixed Account), net	(11,785)	(2,149)	(96,484)	1,186,745
Withdrawals and surrenders	-	(40,291)	(3)	(111,929)
Mortality and expense risk charges	(990)	(1,897)	(45,337)	(42,729)
Net (decrease) increase from contract owner transactions	(12,775)	(32,402)	234,146	1,210,832

Total (decrease) increase in net assets	(6,661)	(50,895)	994,147	(196,021)

Net assets at beginning of year	32,153	83,048	1,619,775	1,815,796
Net assets at end of year	$ 25,492	$ 32,153	$ 2,613,922	$ 1,619,775

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AL3 Sub-Account		AN2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	2008
Operations:
Net investment income	$ -	$ -	$ -	$ -
Net realized (losses) gains	(8,249)	(188)	(5,594)	361
Net change in unrealized appreciation/depreciation	117,718	(17,613)	12,740	(17,454)
Net increase (decrease) from operations	109,469	(17,801)	7,146	(17,093)

Contract Owner Transactions:
Purchase payments received	284,902	7,256	-	7,957
Transfers between Sub-Accounts
(including the Fixed Account), net	131,664	45,854	(13,659)	1,198
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(10,677)	(1,240)	(528)	(615)
Net increase (decrease) from contract owner transactions	405,889	51,870	(14,187)	8,540

Total increase (decrease) in net assets	515,358	34,069	(7,041)	(8,553)

Net assets at beginning of year	34,069	-	20,527	29,080
Net assets at end of year	$ 549,427	$ 34,069	$ 13,486	$ 20,527

13 For the period of February 7, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AN3 Sub-Account		AN4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 2,437	$ 2,072	$ 69,987	$ -
Net realized (losses) gains	(31,901)	5,160	(275,922)	(34,906)
Net change in unrealized appreciation/depreciation	43,288	(69,163)	730,082	(1,011,234)
Net increase (decrease) from operations	13,824	(61,931)	524,147	(1,046,140)

Contract Owner Transactions:
Purchase payments received	8,514	5,497	159,676	208,160
Transfers between Sub-Accounts
(including the Fixed Account), net	2,180	5,279	17,190	255,000
Withdrawals and surrenders	(19,605)	(6,212)	(60,621)	(32,211)
Mortality and expense risk charges	(7,139)	(7,685)	(55,622)	(51,636)
Net (decrease) increase from contract owner transactions	(16,050)	(3,121)	60,623	379,313

Total (decrease) increase in net assets	(2,226)	(65,052)	584,770	(666,827)

Net assets at beginning of year	80,108	145,160	1,255,307	1,922,134
Net assets at end of year	$ 77,882	$ 80,108	$ 1,840,077	$ 1,255,307

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IVP Sub-Account		AN5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 201,766	$ 192,116	$ -	$ -
Net realized (losses) gains	(8,182,967)	(60,741)	(36,619)	681
Net change in unrealized appreciation/depreciation	13,142,799	(12,190,538)	84,391	(98,016)
Net increase (decrease) from operations	5,161,598	(12,059,163)	47,772	(97,335)

Contract Owner Transactions:
Purchase payments received	797,331	816,660	45,948	84,630
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,479)	4,396,559	37,673	(423)
Withdrawals and surrenders	(2,635,209)	(96,229)	(3,511)	-
Mortality and expense risk charges	(366,230)	(351,698)	(6,495)	(6,753)
Net (decrease) increase from contract owner transactions	(2,209,587)	4,765,292	73,615	77,454

Total increase (decrease) in net assets	2,952,011	(7,293,871)	121,387	(19,881)

Net assets at beginning of year	12,662,923	19,956,794	137,922	157,803
Net assets at end of year	$ 15,614,934	$ 12,662,923	$ 259,309	$ 137,922

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	ASM Sub-Account		308 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200814	20093	2008
Operations:
Net investment income	$ 5,169	$ 383	$ 680	$ -
Net realized (losses) gains	(13,665)	(28,281)	(20)	-
Net change in unrealized appreciation/depreciation	224,014	(46,831)	(613)	-
Net increase (decrease) from operations	215,518	(74,729)	47	-

Contract Owner Transactions:
Purchase payments received	54,741	-	48,599	-
Transfers between Sub-Accounts
(including the Fixed Account), net	389,514	234,462	-	-
Withdrawals and surrenders	(25,728)	-	-	-
Mortality and expense risk charges	(24,448)	(6,585)	(1,574)	-
Net increase from contract owner transactions	394,079	227,877	47,025	-

Total increase in net assets	609,597	153,148	47,072	-

Net assets at beginning of year	153,148	-	-	-
Net assets at end of year	$ 762,745	$ 153,148	$ 47,072	$ -

3 Commencement of operations was November 1, 2008; first activity in 2009.

14 For the period of March 27, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AGF Sub-Account		AFG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200816	2009	200815
Operations:
Net investment income	$ -	$ -	$ 3,615	$ 1,979
Net realized (losses) gains	(3)	7,713	207,009	4
Net change in unrealized appreciation/depreciation	(2,549)	-	(2,214)	2,214
Net (decrease) increase from operations	(2,552)	7,713	208,410	4,197

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	555,650	(7,713)	(376,395)	180,803
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(699)	-	(14,899)	(2,116)
Net increase (decrease) from contract owner transactions	554,951	(7,713)	(391,294)	178,687

Total increase (decrease) in net assets	552,399	-	(182,884)	182,884

Net assets at beginning of year	-	-	182,884	-
Net assets at end of year	$ 552,399	$ -	$ -	$ 182,884

15 For the period of December 8, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

16 For the period of November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	302 Sub-Account		AIF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20093	2008	2009	200817
Operations:
Net investment income	$ 1,075	$ -	$ 34,597	$ 8,049
Net realized gains (losses)	552	-	14,327	(51)
Net change in unrealized appreciation/depreciation	22,154	-	154,461	21,612
Net increase from operations	23,781	-	203,385	29,610

Contract Owner Transactions:
Purchase payments received	-	-	146,226	-
Transfers between Sub-Accounts
(including the Fixed Account), net	56,083	-	3,607,042	289,642
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(2,779)	-	(54,283)	(3,583)
Net increase from contract owner transactions	53,304	-	3,698,985	286,059

Total increase in net assets	77,085	-	3,902,370	315,669

Net assets at beginning of year	-	-	315,669	-
Net assets at end of year	$ 77,085	$ -	$ 4,218,039	$ 315,669

3 Commencement of operations was November 1, 2008; first activity in 2009.

17 For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MLV Sub-Account		NMI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200817
Operations:
Net investment income	$ 16,953	$ 19,660	$ 138	$ 5,959
Net realized (losses) gains	(48,639)	52,016	(373,906)	72,852
Net change in unrealized appreciation/depreciation	760,974	(1,283,006)	362,998	(362,777)
Net increase (decrease) from operations	729,288	(1,211,330)	(10,770)	(283,966)

Contract Owner Transactions:
Purchase payments received	285,533	518,196	3,602	6,242
Transfers between Sub-Accounts
(including the Fixed Account), net	8	191	(289,802)	588,541
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(41,006)	(45,706)	(1,874)	(3,710)
Net increase (decrease) from contract owner transactions	244,535	472,681	(288,074)	591,073

Total increase (decrease) in net assets	973,823	(738,649)	(298,844)	307,107

Net assets at beginning of year	1,881,096	2,619,745	307,107	-
Net assets at end of year	$ 2,854,919	$ 1,881,096	$ 8,263	$ 307,107

17 For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DGO Sub-Account		DRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 29,469	$ 6,927
Net realized (losses) gains	(3,919)	6,439	(87,451)	23,153
Net change in unrealized appreciation/depreciation	26,644	(43,942)	292,763	(157,039)
Net increase (decrease) from operations	22,725	(37,503)	234,781	(126,959)

Contract Owner Transactions:
Purchase payments received	374	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	5,643	402,754	57,052
Withdrawals and surrenders	(363)	-	-	(11,699)
Mortality and expense risk charges	(6,279)	(5,821)	(5,651)	(3,433)
Net (decrease) increase from contract owner transactions	(6,268)	(178)	397,103	41,920

Total increase (decrease) in net assets	16,457	(37,681)	631,884	(85,039)

Net assets at beginning of year	53,060	90,741	252,446	337,485
Net assets at end of year	$ 69,517	$ 53,060	$ 884,330	$ 252,446

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DSV Sub-Account		DTS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 25,633	$ 15,886	$ -	$ -
Net realized (losses) gains	(360,933)	(115,885)	(46,019)	27,086
Net change in unrealized appreciation/depreciation	1,247,634	(608,699)	127,050	(118,906)
Net increase (decrease) from operations	912,334	(708,698)	81,031	(91,820)

Contract Owner Transactions:
Purchase payments received	1,006,229	872,049	40,117	392
Transfers between Sub-Accounts
(including the Fixed Account), net	111,588	266,248	(31,766)	68,432
Withdrawals and surrenders	(25,950)	(106,314)	(22,669)	(9,047)
Mortality and expense risk charges	(98,246)	(79,332)	(11,453)	(9,395)
Net increase (decrease) from contract owner transactions	993,621	952,651	(25,771)	50,382

Total increase (decrease) in net assets	1,905,955	243,953	55,260	(41,438)

Net assets at beginning of year	2,217,317	1,973,364	124,104	165,542
Net assets at end of year	$ 4,123,272	$ 2,217,317	$ 179,364	$ 124,104

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DMC Sub-Account		DTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20094	2008
Operations:
Net investment income	$ 360	$ 426	$ -	$ -
Net realized (losses) gains	(4,635)	(15,395)	22	-
Net change in unrealized appreciation/depreciation	18,674	(6,761)	5	-
Net increase (decrease) from operations	14,399	(21,730)	27	-

Contract Owner Transactions:
Purchase payments received	64,749	17,129	255	-
Transfers between Sub-Accounts
(including the Fixed Account), net	2,661	(12,060)	56	-
Withdrawals and surrenders	(11,606)	(14,079)	-	-
Mortality and expense risk charges	(2,690)	(1,676)	(233)	-
Net increase (decrease) from contract owner transactions	53,114	(10,686)	78	-

Total increase (decrease) in net assets	67,513	(32,416)	105	-

Net assets at beginning of year	18,410	50,826	-	-
Net assets at end of year	$ 85,923	$ 18,410	$ 105	$ -

4 Commencement of operations was May 2, 2005; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DSI Sub-Account		DCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 1,065,256	$ 1,342,869	$ 16,561	$ 7,532
Net realized (losses) gains	(6,652,584)	(842,101)	31,634	23,001
Net change in unrealized appreciation/depreciation	18,628,908	(30,473,818)	142,579	(254,196)
Net increase (decrease) from operations	13,041,580	(29,973,050)	190,774	(223,663)

Contract Owner Transactions:
Purchase payments received	4,517,990	3,087,294	429,070	428,408
Transfers between Sub-Accounts
(including the Fixed Account), net	(353,097)	12,903,322	(4)	1
Withdrawals and surrenders	(5,210,817)	(4,533,433)	-	-
Mortality and expense risk charges	(1,288,665)	(1,353,356)	(30,886)	(28,839)
Net (decrease) increase from contract owner transactions	(2,334,589)	10,103,827	398,180	399,570

Total increase (decrease) in net assets	10,706,991	(19,869,223)	588,954	175,907

Net assets at beginning of year	49,677,793	69,547,016	620,319	444,412
Net assets at end of year	$ 60,384,784	$ 49,677,793	$ 1,209,273	$ 620,319

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DSC Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 24,664	$ 19,964	$ 155	$ 94
Net realized (losses) gains	(897,749)	24,590	(1,901)	1,294
Net change in unrealized appreciation/depreciation	1,185,104	(956,277)	4,906	(8,224)
Net increase (decrease) from operations	312,019	(911,723)	3,160	(6,836)

Contract Owner Transactions:
Purchase payments received	18,792	17,143	4,508	3,908
Transfers between Sub-Accounts
(including the Fixed Account), net	(660,056)	(186,532)	(3)	2
Withdrawals and surrenders	(164,290)	(28,530)	(1,375)	(677)
Mortality and expense risk charges	(33,843)	(44,096)	(2,016)	(2,399)
Net (decrease) increase from contract owner transactions	(839,397)	(242,015)	1,114	834

Total (decrease) increase in net assets	(527,378)	(1,153,738)	4,274	(6,002)

Net assets at beginning of year	1,483,575	2,637,313	10,138	16,140
Net assets at end of year	$ 956,197	$ 1,483,575	$ 14,412	$ 10,138

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	DQB Sub-Account		SCV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 8,725	$ 235,204	$ 3,560	$ 5,973
Net realized losses	(3,685)	(533,095)	(3,158)	(63,149)
Net change in unrealized appreciation/depreciation	19,931	88,430	82,826	(17,756)
Net increase (decrease) from operations	24,971	(209,461)	83,228	(74,932)

Contract Owner Transactions:
Purchase payments received	17,154	16,910	80,345	68,705
Transfers between Sub-Accounts
(including the Fixed Account), net	1,926	(5,998,585)	171,685	(209,591)
Withdrawals and surrenders	(42,347)	(111,820)	-	(23,823)
Mortality and expense risk charges	(5,310)	(65,055)	(9,726)	(9,790)
Net (decrease) increase from contract owner transactions	(28,577)	(6,158,550)	242,304	(174,499)

Total (decrease) increase in net assets	(3,606)	(6,368,011)	325,532	(249,431)

Net assets at beginning of year	188,583	6,556,594	147,310	396,741
Net assets at end of year	$ 184,977	$ 188,583	$ 472,842	$ 147,310

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SSI Sub-Account		SSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 50,221	$ 55,253	$ 23,438	$ 24,101
Net realized (losses) gains	(789,643)	106,553	(204,844)	101,422
Net change in unrealized appreciation/depreciation	1,539,526	(1,064,722)	545,700	(860,100)
Net increase (decrease) from operations	800,104	(902,916)	364,294	(734,577)

Contract Owner Transactions:
Purchase payments received	518,162	266,882	37,346	202,979
Transfers between Sub-Accounts
(including the Fixed Account), net	1,701,907	(76,619)	(19,698)	110,002
Withdrawals and surrenders	(901,591)	(380,734)	(26,878)	(42,614)
Mortality and expense risk charges	(91,153)	(75,898)	(36,920)	(38,804)
Net increase (decrease) from contract owner transactions	1,227,325	(266,369)	(46,150)	231,563

Total increase (decrease) in net assets	2,027,429	(1,169,285)	318,144	(503,014)

Net assets at beginning of year	2,436,685	3,605,970	1,440,582	1,943,596
Net assets at end of year	$ 4,464,114	$ 2,436,685	$ 1,758,726	$ 1,440,582

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SHR Sub-Account		AMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 4,187	$ 1,016	$ 262	$ -
Net realized (losses) gains	(1,659)	(80,146)	(1,884)	154
Net change in unrealized appreciation/depreciation	19,650	3,912	6,918	(13,244)
Net increase (decrease) from operations	22,178	(75,218)	5,296	(13,090)

Contract Owner Transactions:
Purchase payments received	87,932	42,175	1,295	2,904
Transfers between Sub-Accounts
(including the Fixed Account), net	(40,243)	(48,286)	6,299	2
Withdrawals and surrenders	-	-	(6,239)	-
Mortality and expense risk charges	(3,060)	(4,600)	(3,031)	(3,442)
Net increase (decrease) from contract owner transactions	44,629	(10,711)	(1,676)	(536)

Total increase (decrease) in net assets	66,807	(85,929)	3,620	(13,626)

Net assets at beginning of year	9,652	95,581	21,207	34,833
Net assets at end of year	$ 76,459	$ 9,652	$ 24,827	$ 21,207

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FVI Sub-Account		FCN Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20095	2008	2009	2008
Operations:
Net investment income	$ 3,372	$ -	$ 172,144	$ 142,744
Net realized gains (losses)	243	-	(2,851,111)	(1,175,856)
Net change in unrealized appreciation/depreciation	3,178	-	6,539,656	(5,693,290)
Net increase (decrease) from operations	6,793	-	3,860,689	(6,726,402)

Contract Owner Transactions:
Purchase payments received	199,800	-	2,089,145	2,523,824
Transfers between Sub-Accounts
(including the Fixed Account), net	6	-	(664,759)	714,965
Withdrawals and surrenders	-	-	(701,728)	(867,137)
Mortality and expense risk charges	(1,955)	-	(330,837)	(338,649)
Net increase from contract owner transactions	197,851	-	391,821	2,033,003

Total increase (decrease) in net assets	204,644	-	4,252,510	(4,693,399)

Net assets at beginning of year	-	-	9,888,062	14,581,461
Net assets at end of year	$ 204,644	$ -	$ 14,140,572	$ 9,888,062

5 For the period of May 1, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL1 Sub-Account		FEI Sub-Account1
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 21,859	$ 20,014	$ 43,580	$ 63,465
Net realized losses	(304,848)	(129,072)	(27,043)	(6,432)
Net change in unrealized appreciation/depreciation	847,525	(1,063,906)	493,974	(1,341,492)
Net increase (decrease) from operations	564,536	(1,172,964)	510,511	(1,284,459)

Contract Owner Transactions:
Purchase payments received	82,993	339,047	5,939	8,864
Transfers between Sub-Accounts
(including the Fixed Account), net	(99,904)	29,833	(7)	3
Withdrawals and surrenders	(41,123)	(114,736)	(6,537)	(5,822)
Mortality and expense risk charges	(75,917)	(79,356)	(33,308)	(34,835)
Net (decrease) increase from contract owner transactions	(133,951)	174,788	(33,913)	(31,790)

Total increase (decrease) in net assets	430,585	(998,176)	476,598	(1,316,249)

Net assets at beginning of year	1,738,451	2,736,627	1,715,971	3,032,220
Net assets at end of year	$ 2,169,036	$ 1,738,451	$ 2,192,569	$ 1,715,971

1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FE2 Sub-Account2		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200818
Operations:
Net investment income	$ 39,036	$ 33,539	$ 9,468	$ 921
Net realized (losses) gains	(50,850)	(16,383)	334,597	515
Net change in unrealized appreciation/depreciation	405,959	(528,170)	25,487	(10,444)
Net increase (decrease) from operations	394,145	(511,014)	369,552	(9,008)

Contract Owner Transactions:
Purchase payments received	734,091	526,714	112,480	33,492
Transfers between Sub-Accounts
(including the Fixed Account), net	28,215	472,010	2,141,955	4,202
Withdrawals and surrenders	-	-	(2,320,135)	-
Mortality and expense risk charges	(50,726)	(34,987)	(46,385)	(1,874)
Net increase (decrease) from contract owner transactions	711,580	963,737	(112,085)	35,820

Total increase in net assets	1,105,725	452,723	257,467	26,812

Net assets at beginning of year	907,837	455,114	26,812	-
Net assets at end of year	$ 2,013,562	$ 907,837	$ 284,279	$ 26,812

2 Sub-Account for Sun Life Large Case VUL contracts.
18 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200819	2009	200818
Operations:
Net investment income	$ 3,328	$ 585	$ 3,128	$ 516
Net realized gains	161,208	284	81,674	682
Net change in unrealized appreciation/depreciation	12,627	(8,724)	27,276	(6,342)
Net increase (decrease) from operations	177,163	(7,855)	112,078	(5,144)

Contract Owner Transactions:
Purchase payments received	52,256	26,860	42,572	24,007
Transfers between Sub-Accounts
(including the Fixed Account), net	985,897	972	498,040	(1,613)
Withdrawals and surrenders	(1,105,551)	-	(501,470)	-
Mortality and expense risk charges	(15,217)	(2,708)	(8,557)	(747)
Net (decrease) increase from contract owner transactions	(82,615)	25,124	30,585	21,647

Total increase in net assets	94,548	17,269	142,663	16,503

Net assets at beginning of year	17,269	-	16,503	-
Net assets at end of year	$ 111,817	$ 17,269	$ 159,166	$ 16,503

18 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

19 For the period of March 28, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 5,353	$ 4,868	$ 1,159	$ 7,538
Net realized (losses) gains	(48,808)	2,558	(369,579)	21,044
Net change in unrealized appreciation/depreciation	170,759	(174,189)	403,244	(507,932)
Net increase (decrease) from operations	127,304	(166,763)	34,824	(479,350)

Contract Owner Transactions:
Purchase payments received	203,072	217,478	16,114	12,807
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,797)	171,705	(339,468)	812,417
Withdrawals and surrenders	(5,506)	(7,778)	-	-
Mortality and expense risk charges	(21,926)	(17,476)	(20,236)	(22,925)
Net increase (decrease) from contract owner transactions	154,843	363,929	(343,590)	802,299

Total increase (decrease) in net assets	282,147	197,166	(308,766)	322,949

Net assets at beginning of year	275,881	78,715	588,701	265,752
Net assets at end of year	$ 558,028	$ 275,881	$ 279,935	$ 588,701

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL3 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 1,394	$ 5,261	$ 71,167	$ 82,392
Net realized losses	(30,244)	(8,851)	(79,845)	(30,247)
Net change in unrealized appreciation/depreciation	209,078	(510,046)	335,239	(274,454)
Net increase (decrease) from operations	180,228	(513,636)	326,561	(222,309)

Contract Owner Transactions:
Purchase payments received	36,571	168,517	25,289	23,258
Transfers between Sub-Accounts
(including the Fixed Account), net	77,635	112,633	56,674	131,431
Withdrawals and surrenders	(36,594)	(51,203)	(108,122)	(162,582)
Mortality and expense risk charges	(30,513)	(34,468)	(19,677)	(18,723)
Net increase (decrease) from contract owner transactions	47,099	195,479	(45,836)	(26,616)

Total increase (decrease) in net assets	227,327	(318,157)	280,725	(248,925)

Net assets at beginning of year	572,765	890,922	729,295	978,220
Net assets at end of year	$ 800,092	$ 572,765	$ 1,010,020	$ 729,295

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FIP Sub-Account		FIG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 673	$ 713	$ 1,912,045	$ 731,288
Net realized gains (losses)	80	95	6,990	(112,409)
Net change in unrealized appreciation/depreciation	5,588	(14,859)	1,308,565	(1,279,018)
Net increase (decrease) from operations	6,341	(14,051)	3,227,600	(660,139)

Contract Owner Transactions:
Purchase payments received	944	512	1,264,652	1,684,626
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(1,240,481)	1,589,946
Withdrawals and surrenders	-	-	(125)	(40,396)
Mortality and expense risk charges	(806)	(674)	(350,170)	(298,520)
Net increase (decrease) from contract owner transactions	138	(162)	(326,124)	2,935,656

Total increase (decrease) in net assets	6,479	(14,213)	2,901,476	2,275,517

Net assets at beginning of year	23,741	37,954	20,421,062	18,145,545
Net assets at end of year	$ 30,220	$ 23,741	$ 23,322,538	$ 20,421,062

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FMC Sub-Account		FMM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20096	2008
Operations:
Net investment income	$ 23,838	$ 7,967	$ 1,143	$ 4,648
Net realized losses	(311,031)	(62,261)	-	-
Net change in unrealized appreciation/depreciation	1,288,162	(697,381)	-	-
Net increase (decrease) from operations	1,000,969	(751,675)	1,143	4,648

Contract Owner Transactions:
Purchase payments received	1,469,195	519,478	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	409,389	1,746,379	-	-
Withdrawals and surrenders	(177,678)	(8,359)	(159,663)	-
Mortality and expense risk charges	(104,165)	(42,536)	-	-
Net increase (decrease) from contract owner transactions	1,596,741	2,214,962	(159,663)	-

Total increase (decrease) in net assets	2,597,710	1,463,287	(158,520)	4,648

Net assets at beginning of year	1,587,531	124,244	158,520	153,872
Net assets at end of year	$ 4,185,241	$ 1,587,531	$ -	$ 158,520

6 Fidelity VIP Money Market Portfolio Sub-Account (FMM) closed on December 31, 2009.  For the period of January 1, 2009 through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL5 Sub-Account		FOF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 443,657	$ 1,384,400	$ 9,820	$ 10,843
Net realized (losses) gains	-	-	(77,506)	17,035
Net change in unrealized appreciation/depreciation	-	-	189,529	(213,316)
Net increase (decrease) from operations	443,657	1,384,400	121,843	(185,438)

Contract Owner Transactions:
Purchase payments received	52,695,454	55,680,695	160,486	154,095
Transfers between Sub-Accounts
(including the Fixed Account), net	(31,155,006)	(25,061,513)	(27,856)	131,512
Withdrawals and surrenders	(1,794,828)	(4,063,111)	-	-
Mortality and expense risk charges	(1,685,016)	(1,207,873)	(17,928)	(11,088)
Net increase from contract owner transactions	18,060,604	25,348,198	114,702	274,519

Total increase in net assets	18,504,261	26,732,598	236,545	89,081

Net assets at beginning of year	67,605,637	40,873,039	281,059	191,978
Net assets at end of year	$ 86,109,898	$ 67,605,637	$ 517,604	$ 281,059

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL2 Sub-Account		FRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 16,436	$ 26,958	$ 17,647	$ 3,192
Net realized (losses) gains	(103,856)	94,155	(54,327)	(32,986)
Net change in unrealized appreciation/depreciation	324,718	(659,198)	69,181	(80,494)
Net increase (decrease) from operations	237,298	(538,085)	32,501	(110,288)

Contract Owner Transactions:
Purchase payments received	133,048	55,352	11,291	22,771
Transfers between Sub-Accounts
(including the Fixed Account), net	(16,441)	198,345	10,366	(52,062)
Withdrawals and surrenders	(79,223)	(73,586)	(14,306)	(21,594)
Mortality and expense risk charges	(49,102)	(43,485)	(6,055)	(7,972)
Net (decrease) increase from contract owner transactions	(11,718)	136,626	1,296	(58,857)

Total increase (decrease) in net assets	225,580	(401,459)	33,797	(169,145)

Net assets at beginning of year	750,050	1,151,509	120,151	289,296
Net assets at end of year	$ 975,630	$ 750,050	$ 153,948	$ 120,151

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FSC Sub-Account		FSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 11,466	$ 17,688
Net realized (losses) gains	(295,720)	62,423	(27,231)	(15,936)
Net change in unrealized appreciation/depreciation	460,765	(337,158)	148,237	(236,597)
Net increase (decrease) from operations	165,045	(274,735)	132,472	(234,845)

Contract Owner Transactions:
Purchase payments received	55,850	131,261	143,259	327,485
Transfers between Sub-Accounts
(including the Fixed Account), net	(60,027)	16,630	12,519	(38,675)
Withdrawals and surrenders	-	-	(9,367)	-
Mortality and expense risk charges	(12,489)	(21,432)	(26,395)	(26,558)
Net (decrease) increase from contract owner transactions	(16,666)	126,459	120,016	262,252

Total increase (decrease) in net assets	148,379	(148,276)	252,488	27,407

Net assets at beginning of year	494,673	642,949	479,085	451,678
Net assets at end of year	$ 643,052	$ 494,673	$ 731,573	$ 479,085

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TFS Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 95,835	$ 101,297	$ 3,307	$ 4,498
Net realized (losses) gains	(109,823)	363,814	(28,517)	66,125
Net change in unrealized appreciation/depreciation	1,224,912	(2,278,564)	63,776	(175,720)
Net increase (decrease) from operations	1,210,924	(1,813,453)	38,566	(105,097)

Contract Owner Transactions:
Purchase payments received	344,879	729,894	15,791	34,842
Transfers between Sub-Accounts
(including the Fixed Account), net	(195,996)	131,353	37,728	(678,239)
Withdrawals and surrenders	-	(10,851)	(26,956)	(28,194)
Mortality and expense risk charges	(64,803)	(78,244)	(11,969)	(13,194)
Net increase (decrease) from contract owner transactions	84,080	772,152	14,594	(684,785)

Total increase (decrease) in net assets	1,295,004	(1,041,301)	53,160	(789,882)

Net assets at beginning of year	2,938,412	3,979,713	87,266	877,148
Net assets at end of year	$ 4,233,416	$ 2,938,412	$ 140,426	$ 87,266

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TSF Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 193,419	$ 139,416	$ 1,304	$ 1,255
Net realized (losses) gains	(898,767)	352,556	(6,515)	(2,077)
Net change in unrealized appreciation/depreciation	2,271,287	(4,108,468)	16,749	(35,998)
Net increase (decrease) from operations	1,565,939	(3,616,496)	11,538	(36,820)

Contract Owner Transactions:
Purchase payments received	542,032	653,841	4,657	8,628
Transfers between Sub-Accounts
(including the Fixed Account), net	(623,894)	(31,993)	(3)	1,453
Withdrawals and surrenders	(252,229)	(219,754)	(3,446)	(9,102)
Mortality and expense risk charges	(130,106)	(146,115)	(6,993)	(6,506)
Net (decrease) increase from contract owner transactions	(464,197)	255,979	(5,785)	(5,527)

Total increase (decrease) in net assets	1,101,742	(3,360,517)	5,753	(42,347)

Net assets at beginning of year	5,192,379	8,552,896	40,656	83,003
Net assets at end of year	$ 6,294,121	$ 5,192,379	$ 46,409	$ 40,656

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GS7 Sub-Account		GS3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 302	$ 70	$ 1,358	$ 1,780
Net realized (losses) gains	(20,244)	2,618	(18,640)	(12,512)
Net change in unrealized appreciation/depreciation	27,670	(32,251)	30,987	(42,116)
Net increase (decrease) from operations	7,728	(29,563)	13,705	(52,848)

Contract Owner Transactions:
Purchase payments received	3,747	20,063	11,094	39,049
Transfers between Sub-Accounts
(including the Fixed Account), net	25,216	2,657	(140)	27
Withdrawals and surrenders	-	(55,595)	(19,319)	(65,665)
Mortality and expense risk charges	(1,499)	(3,056)	(7,039)	(8,918)
Net increase (decrease) from contract owner transactions	27,464	(35,931)	(15,404)	(35,507)

Total increase (decrease) in net assets	35,192	(65,494)	(1,699)	(88,355)

Net assets at beginning of year	40,933	106,427	74,118	162,473
Net assets at end of year	$ 76,125	$ 40,933	$ 72,419	$ 74,118

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MVP Sub-Account		JBP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20097	2008
Operations:
Net investment income	$ 23,703	$ 24,131	$ 392,669	$ 1,085,296
Net realized (losses) gains	(726,208)	254,775	(2,241,290)	(1,497,182)
Net change in unrealized appreciation/depreciation	1,983,073	(1,384,508)	1,773,449	(1,203,398)
Net increase (decrease) from operations	1,280,568	(1,105,602)	(75,172)	(1,615,284)

Contract Owner Transactions:
Purchase payments received	145,098	88,505	5,507	10,703
Transfers between Sub-Accounts
(including the Fixed Account), net	721,133	1,019,100	(5,445,959)	(5,932,351)
Withdrawals and surrenders	(1,280,511)	-	(766)	(164,374)
Mortality and expense risk charges	(99,747)	(78,997)	(46,979)	(188,011)
Net (decrease) increase from contract owner transactions	(514,027)	1,028,608	(5,488,197)	(6,274,033)

Total increase (decrease) in net assets	766,541	(76,994)	(5,563,369)	(7,889,317)

Net assets at beginning of year	3,319,322	3,396,316	5,563,369	13,452,686
Net assets at end of year	$ 4,085,863	$ 3,319,322	$ -	$ 5,563,369

7JBP Sub-Account, JP3 Sub-Account and JP1 Sub-Account were closed on April 24, 2009.  For the period of January 1, 2009 through April 24, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	JM7 Sub-Account		JP6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20098	2008	20098	2008
Operations:
Net investment income	$ -	$ -	$ 1,512	$ -
Net realized gains	106,542	-	6,672	-
Net change in unrealized appreciation/depreciation	185,432	-	148,718	-
Net increase from operations	291,974	-	156,902	-

Contract Owner Transactions:
Purchase payments received	6,410	-	2,274	-
Transfers between Sub-Accounts
(including the Fixed Account), net	3,450,406	-	539,710	-
Withdrawals and surrenders	(495,101)	-	(5,696)	-
Mortality and expense risk charges	(75,065)	-	(10,325)	-
Net increase from contract owner transactions	2,886,650	-	525,963	-

Total increase in net assets	3,178,624	-	682,865	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 3,178,624	$ -	$ 682,865	$ -

8 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	JP4 Sub-Account		JP3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20098	2008	20097	2008
Operations:
Net investment income	$ -	$ -	$ 2,711	$ 959
Net realized gains (losses)	381	-	(307,512)	37,891
Net change in unrealized appreciation/depreciation	28,606	-	273,585	(298,499)
Net increase (decrease) from operations	28,987	-	(31,216)	(259,649)

Contract Owner Transactions:
Purchase payments received	70	-	2,508	4,607
Transfers between Sub-Accounts
(including the Fixed Account), net	86,377	-	(475,197)	162,462
Withdrawals and surrenders	(1,178)	-	-	-
Mortality and expense risk charges	(1,011)	-	(3,137)	(11,506)
Net increase (decrease) from contract owner transactions	84,258	-	(475,826)	155,563

Total increase (decrease) in net assets	113,245	-	(507,042)	(104,086)

Net assets at beginning of year	-	-	507,042	611,128
Net assets at end of year	$ 113,245	$ -	$ -	$ 507,042

7JBP Sub-Account, JP3 Sub-Account and JP1 Sub-Account were closed on April 24, 2009.  For the period of January 1, 2009 through April 24, 2009.
8 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	JP1 Sub-Account		LA1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20097	2008	20099	2008
Operations:
Net investment income	$ 2,138	$ 1,539	$ -	$ 45,211
Net realized losses	(29,944)	(65)	(1,742,106)	(79,463)
Net change in unrealized appreciation/depreciation	26,836	(46,909)	1,233,950	(1,169,021)
Net decrease from operations	(970)	(45,435)	(508,156)	(1,203,273)

Contract Owner Transactions:
Purchase payments received	45	89	5,208	558,405
Transfers between Sub-Accounts
(including the Fixed Account), net	(86,373)	2	(1,796,203)	63,197
Withdrawals and surrenders	-	-	(65,718)	(23,606)
Mortality and expense risk charges	(413)	(1,452)	(5,468)	(64,125)
Net (decrease) increase from contract owner transactions	(86,741)	(1,361)	(1,862,181)	533,871

Total decrease in net assets	(87,711)	(46,796)	(2,370,337)	(669,402)

Net assets at beginning of year	87,711	134,507	2,370,337	3,039,739
Net assets at end of year	$ -	$ 87,711	$ -	$ 2,370,337

7JBP Sub-Account, JP3 Sub-Account and JP1 Sub-Account were closed on April 24, 2009.  For the period of January 1, 2009 through April 24, 2009.
9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LA3 Sub-Account		LA2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20099	2008
Operations:
Net investment income	$ 907	$ 414	$ -	$ 57,857
Net realized losses	(7,375)	(104,603)	(3,069,384)	(166,617)
Net change in unrealized appreciation/depreciation	27,525	(6,379)	2,629,586	(1,857,348)
Net increase (decrease) from operations	21,057	(110,568)	(439,798)	(1,966,108)

Contract Owner Transactions:
Purchase payments received	6,181	5,439	85,605	582,032
Transfers between Sub-Accounts
(including the Fixed Account), net	2,103	(135,407)	(2,987,899)	(41,219)
Withdrawals and surrenders	(1,834)	(5,644)	(23,376)	(347,152)
Mortality and expense risk charges	(2,876)	(4,119)	(11,124)	(148,069)
Net increase (decrease) from contract owner transactions	3,574	(139,731)	(2,936,794)	45,592

Total increase (decrease) in net assets	24,631	(250,299)	(3,376,592)	(1,920,516)

Net assets at beginning of year	43,933	294,232	3,376,592	5,297,108
Net assets at end of year	$ 68,564	$ 43,933	$ -	$ 3,376,592

9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MF9 Sub-Account		MFL Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 310	$ 257	$ 4,377	$ 2,684
Net realized (losses) gains	(582)	(220)	(5,990)	1,661
Net change in unrealized appreciation/depreciation	3,543	(7,053)	58,795	(111,868)
Net increase (decrease) from operations	3,271	(7,016)	57,182	(107,523)

Contract Owner Transactions:
Purchase payments received	1,286	1,339	42,120	59,937
Transfers between Sub-Accounts
(including the Fixed Account), net	(2)	2	8,890	(17,085)
Withdrawals and surrenders	-	-	(3,519)	-
Mortality and expense risk charges	(1,302)	(1,341)	(9,864)	(9,336)
Net (decrease) increase from contract owner transactions	(18)	-	37,627	33,516

Total increase (decrease) in net assets	3,253	(7,016)	94,809	(74,007)

Net assets at beginning of year	12,964	19,980	207,843	281,850
Net assets at end of year	$ 16,217	$ 12,964	$ 302,652	$ 207,843

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MF7 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	200910	2008
Operations:
Net investment income	$ 13,686	$ 11,280	$ 633	$ 274
Net realized (losses) gains	(11,043)	(3,405)	2,368	49
Net change in unrealized appreciation/depreciation	44,272	(31,727)	11,345	(24,367)
Net increase (decrease) from operations	46,915	(23,852)	14,346	(24,044)

Contract Owner Transactions:
Purchase payments received	12,943	55,940	1,441	1,740
Transfers between Sub-Accounts
(including the Fixed Account), net	(34,351)	14,170	(51,187)	2
Withdrawals and surrenders	(35,643)	(21,667)	(1,707)	-
Mortality and expense risk charges	(15,072)	(12,961)	(3,135)	(3,186)
Net (decrease) increase from contract owner transactions	(72,123)	35,482	(54,588)	(1,444)

Total (decrease) increase in net assets	(25,208)	11,630	(40,242)	(25,488)

Net assets at beginning of year	209,862	198,232	40,242	65,730
Net assets at end of year	$ 184,654	$ 209,862	$ -	$ 40,242

9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFD Sub-Account		RG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	200910	2008	2009	2008
Operations:
Net investment income	$ 25	$ 4	$ 2,356	$ 555
Net realized gains (losses)	354	(18)	(4,265)	8,504
Net change in unrealized appreciation/depreciation	623	(952)	47,336	(67,068)
Net increase (decrease) from operations	1,002	(966)	45,427	(58,009)

Contract Owner Transactions:
Purchase payments received	1,194	1,070	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,378)	-	55,343	11,929
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(476)	(413)	(6,067)	(3,728)
Net (decrease) increase from contract owner transactions	(2,660)	657	49,276	8,201

Total (decrease) increase in net assets	(1,658)	(309)	94,703	(49,808)

Net assets at beginning of year	1,658	1,967	91,094	140,902
Net assets at end of year	$ -	$ 1,658	$ 185,797	$ 91,094

9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFF Sub-Account		EME Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200820
Operations:
Net investment income	$ -	$ -	$ 38,040	$ -
Net realized (losses) gains	(1,499)	4,254	(291,432)	(35,002)
Net change in unrealized appreciation/depreciation	71,747	(76,192)	1,008,389	(537,140)
Net increase (decrease) from operations	70,248	(71,938)	754,997	(572,142)

Contract Owner Transactions:
Purchase payments received	4	16,475	276,046	9,943
Transfers between Sub-Accounts
(including the Fixed Account), net	110,010	(19,727)	39,397	1,674,080
Withdrawals and surrenders	-	(31,366)	(284,370)	-
Mortality and expense risk charges	(8,598)	(4,887)	(31,871)	(10,166)
Net increase (decrease) from contract owner transactions	101,416	(39,505)	(798)	1,673,857

Total increase (decrease) in net assets	171,664	(111,443)	754,199	1,101,715

Net assets at beginning of year	90,790	202,233	1,101,715	-
Net assets at end of year	$ 262,454	$ 90,790	$ 1,855,914	$ 1,101,715

20 For the period of May 19, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GGR Sub-Account		RE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 839	$ 2,237	$ 5,570	$ 1,822
Net realized (losses) gains	(1,094)	34,142	(2,442)	1,976
Net change in unrealized appreciation/depreciation	25,230	(81,656)	121,746	(215,699)
Net increase (decrease) from operations	24,975	(45,277)	124,874	(211,901)

Contract Owner Transactions:
Purchase payments received	2,915	2,111	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(5)	54	25,186	36,055
Withdrawals and surrenders	-	(151,445)	-	-
Mortality and expense risk charges	(5,920)	(6,186)	(16,269)	(14,769)
Net (decrease) increase from contract owner transactions	(3,010)	(155,466)	8,917	21,286

Total increase (decrease) in net assets	21,965	(200,743)	133,791	(190,615)

Net assets at beginning of year	64,393	265,136	365,406	556,021
Net assets at end of year	$ 86,358	$ 64,393	$ 499,197	$ 365,406

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RES Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 86	$ 42	$ 235,490	$ 197,452
Net realized (losses) gains	(214)	(60)	53,288	24,310
Net change in unrealized appreciation/depreciation	1,722	(2,680)	(78,783)	119,839
Net increase (decrease) from operations	1,594	(2,698)	209,995	341,601

Contract Owner Transactions:
Purchase payments received	759	1,064	707,133	283,440
Transfers between Sub-Accounts
(including the Fixed Account), net	(3)	2	(300,054)	555,873
Withdrawals and surrenders	-	-	(48,532)	(33,795)
Mortality and expense risk charges	(711)	(760)	(115,771)	(81,628)
Net increase from contract owner transactions	45	306	242,776	723,890

Total increase (decrease) in net assets	1,639	(2,392)	452,771	1,065,491

Net assets at beginning of year	4,805	7,197	4,640,043	3,574,552
Net assets at end of year	$ 6,444	$ 4,805	$ 5,092,814	$ 4,640,043

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFK Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 23,881	$ 3,540	$ 792	$ 340
Net realized (losses) gains	(137)	32	12,711	36,342
Net change in unrealized appreciation/depreciation	(11,195)	2,511	92,364	(45,574)
Net increase (decrease) from operations	12,549	6,083	105,867	(8,892)

Contract Owner Transactions:
Purchase payments received	31,218	13,353	3,191	3,909
Transfers between Sub-Accounts
(including the Fixed Account), net	291,447	14,954	171,054	28
Withdrawals and surrenders	(20,923)	(2,909)	-	(142,962)
Mortality and expense risk charges	(8,349)	(3,685)	(8,323)	(3,592)
Net increase (decrease) from contract owner transactions	293,393	21,713	165,922	(142,617)

Total increase (decrease) in net assets	305,942	27,796	271,789	(151,509)

Net assets at beginning of year	89,808	62,012	12,285	163,794
Net assets at end of year	$ 395,750	$ 89,808	$ 284,074	$ 12,285

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFC Sub-Account		IGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 5,916	$ 6,228	$ 95,238	$ 135,656
Net realized (losses) gains	(6,749)	(487)	(2,657,778)	1,053,287
Net change in unrealized appreciation/depreciation	25,329	(28,537)	5,619,117	(6,038,568)
Net increase (decrease) from operations	24,496	(22,796)	3,056,577	(4,849,625)

Contract Owner Transactions:
Purchase payments received	2,042	2,042	432,947	3,973
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,601)	199	572,087	539,925
Withdrawals and surrenders	-	-	(53,549)	-
Mortality and expense risk charges	(2,643)	(2,426)	(200,223)	(173,457)
Net (decrease) increase from contract owner transactions	(6,202)	(185)	751,262	370,441

Total increase (decrease) in net assets	18,294	(22,981)	3,807,839	(4,479,184)

Net assets at beginning of year	54,320	77,301	7,916,289	12,395,473
Net assets at end of year	$ 72,614	$ 54,320	$11,724,128	$ 7,916,289

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IG1 Sub-Account		IGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	200911	2008
Operations:
Net investment income	$ 11,370	$ 19,466	$ -	$ -
Net realized (losses) gains	(50,808)	333,598	709	-
Net change in unrealized appreciation/depreciation	548,265	(1,209,108)	26,617	-
Net increase (decrease) from operations	508,827	(856,044)	27,326	-

Contract Owner Transactions:
Purchase payments received	94,538	94,538	6,074	-
Transfers between Sub-Accounts
(including the Fixed Account), net	14,703	144,993	2,739,080	-
Withdrawals and surrenders	-	(60,565)	-	-
Mortality and expense risk charges	(54,094)	(52,103)	(7,862)	-
Net increase from contract owner transactions	55,147	126,863	2,737,292	-

Total increase (decrease) in net assets	563,974	(729,181)	2,764,618	-

Net assets at beginning of year	1,278,179	2,007,360	-	-
Net assets at end of year	$ 1,842,153	$ 1,278,179	$ 2,764,618	$ -

11 Commencement of operations was May 4, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	M11 Sub-Account		M1B Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 807	$ 728	$ 3,216	$ 3,819
Net realized gains (losses)	286	2,418	(169,293)	(2,437)
Net change in unrealized appreciation/depreciation	32,490	(58,015)	366,861	(464,605)
Net increase (decrease) from operations	33,583	(54,869)	200,784	(463,223)

Contract Owner Transactions:
Purchase payments received	14,844	14,821	-	1,177
Transfers between Sub-Accounts
(including the Fixed Account), net	51,141	-	(279,134)	289,766
Withdrawals and surrenders	(21,272)	(4,772)	(6,467)	-
Mortality and expense risk charges	(2,758)	(2,948)	(23,948)	(32,515)
Net increase (decrease) from contract owner transactions	41,955	7,101	(309,549)	258,428

Total increase (decrease) in net assets	75,538	(47,768)	(108,765)	(204,795)

Net assets at beginning of year	94,062	141,830	819,783	1,024,578
Net assets at end of year	$ 169,600	$ 94,062	$ 711,018	$ 819,783

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MC1 Sub-Account		MMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 392	$ 2,325,533
Net realized (losses) gains	(4,926)	76,857	-	-
Net change in unrealized appreciation/depreciation	47,223	(234,736)	-	-
Net increase (decrease) from operations	42,297	(157,879)	392	2,325,533

Contract Owner Transactions:
Purchase payments received	-	-	3,328	6,805
Transfers between Sub-Accounts
(including the Fixed Account), net	3,794	(593,432)	(49,226,992)	(7,467,592)
Withdrawals and surrenders	-	-	(5,640,359)	(1,847,517)
Mortality and expense risk charges	(4,465)	(7,206)	(2,317,798)	(2,451,484)
Net decrease from contract owner transactions	(671)	(600,638)	(57,181,821)	(11,759,788)

Total increase (decrease) in net assets	41,626	(758,517)	(57,181,429)	(9,434,255)

Net assets at beginning of year	98,248	856,765	108,683,614	118,117,869
Net assets at end of year	$ 139,874	$ 98,248	$ 51,502,185	$ 108,683,614

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	M10 Sub-Account		M1A Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ -	$ -
Net realized (losses) gains	(5,840)	2,728	(81,124)	188,352
Net change in unrealized appreciation/depreciation	11,734	(10,975)	400,658	(634,028)
Net increase (decrease) from operations	5,894	(8,247)	319,534	(445,676)

Contract Owner Transactions:
Purchase payments received	-	-	6,893	31,855
Transfers between Sub-Accounts
(including the Fixed Account), net	(17,790)	-	(115,348)	(202,487)
Withdrawals and surrenders	-	-	(16,079)	-
Mortality and expense risk charges	(359)	(755)	(23,002)	(25,809)
Net decrease from contract owner transactions	(18,149)	(755)	(147,536)	(196,441)

Total (decrease) increase in net assets	(12,255)	(9,002)	171,998	(642,117)

Net assets at beginning of year	12,255	21,257	655,426	1,297,543
Net assets at end of year	$ -	$ 12,255	$ 827,424	$ 655,426

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RIS Sub-Account		SI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 162,100	$ 116,737	$ 27,891	$ 14,984
Net realized (losses) gains	(2,358,704)	95,341	(5,567)	(925)
Net change in unrealized appreciation/depreciation	3,794,863	(3,595,122)	41,996	(40,046)
Net increase (decrease) from operations	1,598,259	(3,383,044)	64,320	(25,987)

Contract Owner Transactions:
Purchase payments received	1,659,574	1,614,976	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(99,440)	(926,476)	75,154	90,218
Withdrawals and surrenders	(1,365,342)	(595,427)	-	-
Mortality and expense risk charges	(153,750)	(156,836)	(9,871)	(5,485)
Net increase (decrease) from contract owner transactions	41,042	(63,763)	65,283	84,733

Total increase (decrease) in net assets	1,639,301	(3,446,807)	129,603	58,746

Net assets at beginning of year	4,815,547	8,262,354	170,059	111,313
Net assets at end of year	$ 6,454,848	$ 4,815,547	$ 299,662	$ 170,059

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TRS Sub-Account		MFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 122,645	$ 126,542	$ 117,929	$ 120,570
Net realized (losses) gains	(239,641)	(276,777)	(181,727)	143,230
Net change in unrealized appreciation/depreciation	814,524	(916,618)	630,518	(1,171,432)
Net increase (decrease) from operations	697,528	(1,066,853)	566,720	(907,632)

Contract Owner Transactions:
Purchase payments received	1,120,513	824,806	33,628	241,913
Transfers between Sub-Accounts
(including the Fixed Account), net	171,974	(623,751)	(40,054)	19,944
Withdrawals and surrenders	(1,396)	(194,633)	(7,686)	(94,603)
Mortality and expense risk charges	(104,126)	(98,016)	(103,994)	(92,993)
Net increase (decrease) from contract owner transactions	1,186,965	(91,594)	(118,106)	74,261

Total increase (decrease) in net assets	1,884,493	(1,158,447)	448,614	(833,371)

Net assets at beginning of year	2,927,978	4,086,425	3,190,689	4,024,060
Net assets at end of year	$ 4,812,471	$ 2,927,978	$ 3,639,303	$ 3,190,689

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MF5 Sub-Account		MFE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 28,180	$ 9,913	$ 7,270	$ 6,180
Net realized (losses) gains	(180,728)	(1,174)	(168,186)	74,417
Net change in unrealized appreciation/depreciation	335,408	(231,812)	191,182	(248,839)
Net increase (decrease) from operations	182,860	(223,073)	30,266	(168,242)

Contract Owner Transactions:
Purchase payments received	324,958	235,712	-	37,839
Transfers between Sub-Accounts
(including the Fixed Account), net	149,032	(115,523)	(44,057)	1,963
Withdrawals and surrenders	(4,561)	(591)	(191,483)	-
Mortality and expense risk charges	(27,669)	(28,350)	(3,621)	(9,420)
Net increase (decrease) from contract owner transactions	441,760	91,248	(239,161)	30,382

Total increase (decrease) in net assets	624,620	(131,825)	(208,895)	(137,860)

Net assets at beginning of year	456,691	588,516	269,733	407,593
Net assets at end of year	$ 1,081,311	$ 456,691	$ 60,838	$ 269,733

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	EIS Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 6,183	$ 3,363	$ 11,364	$ 13,737
Net realized (losses) gains	(358,868)	(76,594)	(13,948)	136,598
Net change in unrealized appreciation/depreciation	374,845	(288,811)	144,647	(471,132)
Net increase (decrease) from operations	22,160	(362,042)	142,063	(320,797)

Contract Owner Transactions:
Purchase payments received	194,999	19,120	4,084	4,084
Transfers between Sub-Accounts
(including the Fixed Account), net	(142,006)	1,056,060	48,123	30,786
Withdrawals and surrenders	(21,719)	(25,509)	-	-
Mortality and expense risk charges	(17,479)	(12,423)	(27,923)	(25,671)
Net increase from contract owner transactions	13,795	1,037,248	24,284	9,199

Total increase (decrease) in net assets	35,955	675,206	166,347	(311,598)

Net assets at beginning of year	853,889	178,683	650,599	962,197
Net assets at end of year	$ 889,844	$ 853,889	$ 816,946	$ 650,599

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	NMC Sub-Account		NPP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 582	$ 139
Net realized (losses) gains	(879)	16,794	(4,465)	3,631
Net change in unrealized appreciation/depreciation	3,683	(34,846)	13,389	(20,533)
Net increase (decrease) from operations	2,804	(18,052)	9,506	(16,763)

Contract Owner Transactions:
Purchase payments received	3,687	3,245	3,106	2,636
Transfers between Sub-Accounts
(including the Fixed Account), net	(3)	3	(18)	3
Withdrawals and surrenders	-	(153,759)	(3,735)	-
Mortality and expense risk charges	(1,598)	(2,577)	(1,154)	(1,075)
Net increase (decrease) from contract owner transactions	2,086	(153,088)	(1,801)	1,564

Total increase (decrease) in net assets	4,890	(171,140)	7,705	(15,199)

Net assets at beginning of year	7,594	178,734	15,589	30,788
Net assets at end of year	$ 12,484	$ 7,594	$ 23,294	$ 15,589

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	NAR Sub-Account		NLM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 19,173	$ 26,624	$ 15,044	$ 18,797
Net realized losses	(145,022)	(333,054)	(1,375)	(74,448)
Net change in unrealized appreciation/depreciation	613,921	(937,144)	1,535	(11,158)
Net increase (decrease) from operations	488,072	(1,243,574)	15,204	(66,809)

Contract Owner Transactions:
Purchase payments received	3,724	51,713	1,284	1,251
Transfers between Sub-Accounts
(including the Fixed Account), net	(320,385)	(220,386)	108,432	(316,779)
Withdrawals and surrenders	-	-	(768)	(93,807)
Mortality and expense risk charges	(20,330)	(27,549)	(2,682)	(6,499)
Net (decrease) increase from contract owner transactions	(336,991)	(196,222)	106,266	(415,834)

Total increase (decrease) in net assets	151,081	(1,439,796)	121,470	(482,643)

Net assets at beginning of year	1,112,465	2,552,261	83,017	565,660
Net assets at end of year	$ 1,263,546	$ 1,112,465	$ 204,487	$ 83,017

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OCF Sub-Account		OGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 26,625	$ 12,791	$ 85,964	$ 52,965
Net realized (losses) gains	(1,255,772)	(1,380,610)	(881,999)	185,393
Net change in unrealized appreciation/depreciation	4,937,117	(3,923,388)	2,163,960	(1,990,975)
Net increase (decrease) from operations	3,707,970	(5,291,207)	1,367,925	(1,752,617)

Contract Owner Transactions:
Purchase payments received	796,067	482,708	217,630	340,232
Transfers between Sub-Accounts
(including the Fixed Account), net	2,312,774	2,446,638	169,226	1,075,215
Withdrawals and surrenders	(1,776,408)	(142,702)	(317,822)	(79,330)
Mortality and expense risk charges	(264,241)	(208,310)	(103,917)	(92,389)
Net increase (decrease) from contract owner transactions	1,068,192	2,578,334	(34,883)	1,243,728

Total increase (decrease) in net assets	4,776,162	(2,712,873)	1,333,042	(508,889)

Net assets at beginning of year	6,822,231	9,535,104	3,505,419	4,014,308
Net assets at end of year	$ 11,598,393	$ 6,822,231	$ 4,838,461	$ 3,505,419

he accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OSC Sub-Account		PMB Sub-Account1
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 17,260	$ 10,865	$ 4,012	$ 4,699
Net realized (losses) gains	(477,250)	(286,569)	(721)	1,997
Net change in unrealized appreciation/depreciation	1,194,864	(1,006,738)	14,286	(18,025)
Net increase (decrease) from operations	734,874	(1,282,442)	17,577	(11,329)

Contract Owner Transactions:
Purchase payments received	491,047	567,440	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(299,535)	175,418	-	-
Withdrawals and surrenders	(398,201)	(84,019)	(1,742)	(4,428)
Mortality and expense risk charges	(61,438)	(60,238)	(1,692)	(1,193)
Net (decrease) increase from contract owner transactions	(268,127)	598,601	(3,434)	(5,621)

Total increase (decrease) in net assets	466,747	(683,841)	14,143	(16,950)

Net assets at beginning of year	1,747,995	2,431,836	60,061	77,011
Net assets at end of year	$ 2,214,742	$ 1,747,995	$ 74,204	$ 60,061

1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PM2 Sub-Account2		PHY Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200821	20099	2008
Operations:
Net investment income	$ 2,891	$ 1,686	$ 37,318	$ 325,302
Net realized gains (losses)	7,026	5,734	(1,147,882)	(554,956)
Net change in unrealized appreciation/depreciation	2,784	(2,779)	1,072,338	(966,929)
Net increase (decrease) from operations	12,701	4,641	(38,226)	(1,196,583)

Contract Owner Transactions:
Purchase payments received	164	-	3,700	250,293
Transfers between Sub-Accounts
(including the Fixed Account), net	(21,331)	107,282	(3,063,440)	668,525
Withdrawals and surrenders	(100,683)	-	(1,667)	101
Mortality and expense risk charges	(1,413)	(1,187)	(8,779)	(106,927)
Net (decrease) increase from contract owner transactions	(123,263)	106,095	(3,076,186)	811,992

Total (decrease) increase in net assets	(110,562)	110,736	(3,108,412)	(384,591)

Net assets at beginning of year	110,736	-	3,108,412	3,493,003
Net assets at end of year	$ 174	$ 110,736	$ -	$ 3,108,412

2 Sub-Account for Sun Life Large Case VUL contracts.
9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.
21 For the period of October 13, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PLD Sub-Account		PRR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20099	2008	2009	2008
Operations:
Net investment income	$ 3,305	$ 12,726	$ 485,118	$ 465,370
Net realized (losses) gains	(37,958)	8,506	1,422,518	112,957
Net change in unrealized appreciation/depreciation	28,825	(31,590)	1,134,578	(1,492,922)
Net (decrease) increase from operations	(5,828)	(10,358)	3,042,214	(914,595)

Contract Owner Transactions:
Purchase payments received	24,827	3,248	2,451,245	2,557,089
Transfers between Sub-Accounts
(including the Fixed Account), net	(493,693)	382,695	1,007,455	1,542,278
Withdrawals and surrenders	-	(3,633)	(848,345)	(73,147)
Mortality and expense risk charges	(814)	(4,313)	(449,993)	(312,927)
Net (decrease) increase from contract owner transactions	(469,680)	377,997	2,160,362	3,713,293

Total (decrease) increase in net assets	(475,508)	367,639	5,202,576	2,798,698

Net assets at beginning of year	475,508	107,869	14,153,243	11,354,545
Net assets at end of year	$ -	$ 475,508	$ 19,355,819	$ 14,153,243

9 LA1 Sub-Account, LA2 Sub-Account, PHY Sub-Account and PLD Sub-Account were closed on February 20, 2009.  For the period of January 1, 2009 through February 20, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PTR Sub-Account		SCP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 2,758,925	$ 1,777,189	$ -	$ 14,664
Net realized gains (losses)	2,833,883	1,493,722	(334,328)	144,423
Net change in unrealized appreciation/depreciation	1,144,271	(1,201,457)	1,051,569	(738,270)
Net increase (decrease) from operations	6,737,079	2,069,454	717,241	(579,183)

Contract Owner Transactions:
Purchase payments received	4,621,062	7,269,306	38,255	566,237
Transfers between Sub-Accounts
(including the Fixed Account), net	8,280,969	8,339,815	615,984	742,406
Withdrawals and surrenders	(438,909)	(2,867,144)	(197,849)	(15,872)
Mortality and expense risk charges	(1,227,163)	(881,079)	(72,977)	(55,937)
Net increase from contract owner transactions	11,235,959	11,860,898	383,413	1,236,834

Total increase in net assets	17,973,038	13,930,352	1,100,654	657,651

Net assets at beginning of year	47,567,668	33,637,316	1,810,736	1,153,085
Net assets at end of year	$ 65,540,706	$ 47,567,668	$ 2,911,390	$ 1,810,736

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RX2 Sub-Account		RX1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ 2	$ 84
Net realized losses	(13)	(40)	(14,311)	(613)
Net change in unrealized appreciation/depreciation	99	(78)	15,662	(14,559)
Net increase (decrease) from operations	86	(118)	1,353	(15,088)

Contract Owner Transactions:
Purchase payments received	115	90	1,532	6,126
Transfers between Sub-Accounts
(including the Fixed Account), net	-	30	(16,766)	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(54)	(66)	(480)	(1,298)
Net increase (decrease) from contract owner transactions	61	54	(15,714)	4,828

Total increase (decrease) in net assets	147	(64)	(14,361)	(10,260)

Net assets at beginning of year	120	184	14,672	24,932
Net assets at end of year	$ 267	$ 120	$ 311	$ 14,672

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SC7 Sub-Account1		S77 Sub-Account2
	December 31,	December 31,	December 31,	December 31,
	2009	2008	200912	2008
Operations:
Net investment income	$ 288	$ 785	$ 1,042	$ -
Net realized (losses) gains	(7,192)	(8,882)	3,462	-
Net change in unrealized appreciation/depreciation	26,035	(35,956)	54,771	-
Net increase (decrease) from operations	19,131	(44,053)	59,275	-

Contract Owner Transactions:
Purchase payments received	11,275	35,982	219,999	-
Transfers between Sub-Accounts
(including the Fixed Account), net	77	(38,472)	48,990	-
Withdrawals and surrenders	(10,246)	-	-	-
Mortality and expense risk charges	(5,211)	(5,249)	(5,948)	-
Net (decrease) increase from contract owner transactions	(4,105)	(7,739)	263,041	-

Total increase (decrease) in net assets	15,026	(51,792)	322,316	-

Net assets at beginning of year	57,254	109,046	-	-
Net assets at end of year	$ 72,280	$ 57,254	$ 322,316	$ -

1 Sub-Account for Sun Life Corporate VUL and the FuturitySM Corporate VUL contracts.
2 Sub-Account for Sun Life Large Case VUL contracts.
12 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SGC Sub-Account		SDC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	200912	2008	200912	2008
Operations:
Net investment income	$ 36,297	$ -	$ 10,116	$ -
Net realized gains	442,191	-	6,766	-
Net change in unrealized appreciation/depreciation	850,111	-	4,439	-
Net increase from operations	1,328,599	-	21,321	-

Contract Owner Transactions:
Purchase payments received	292,745	-	100,790	-
Transfers between Sub-Accounts
(including the Fixed Account), net	2,446,065	-	492,417	-
Withdrawals and surrenders	(114,835)	-	(3,795)	-
Mortality and expense risk charges	(109,003)	-	(18,765)	-
Net increase from contract owner transactions	2,514,972	-	570,647	-

Total increase in net assets	3,843,571	-	591,968	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 3,843,571	$ -	$ 591,968	$ -

12 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SLC Sub-Account		SCM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	200912	2008	2009	2008
Operations:
Net investment income	$ 16,384	$ -	$ 3,029	$ 2,821
Net realized gains (losses)	494,737	-	(104,091)	(33,696)
Net change in unrealized appreciation/depreciation	429,267	-	145,345	(148,833)
Net increase (decrease) from operations	940,388	-	44,283	(179,708)

Contract Owner Transactions:
Purchase payments received	244,704	-	4,084	107,235
Transfers between Sub-Accounts
(including the Fixed Account), net	1,582,966	-	(98,622)	1,001
Withdrawals and surrenders	(30,139)	-	(335)	-
Mortality and expense risk charges	(65,114)	-	(5,603)	(6,141)
Net increase (decrease) from contract owner transactions	1,732,417	-	(100,476)	102,095

Total increase (decrease) in net assets	2,672,805	-	(56,193)	(77,613)

Net assets at beginning of year	-	-	356,052	433,665
Net assets at end of year	$ 2,672,805	$ -	$ 299,859	$ 356,052

12 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SCB Sub-Account		SPC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	200912	2008
Operations:
Net investment income	$ 194	$ 1,145	$ 338,336	$ -
Net realized (losses) gains	(15,407)	(55,221)	302,307	-
Net change in unrealized appreciation/depreciation	119,454	(160,755)	666,400	-
Net increase (decrease) from operations	104,241	(214,831)	1,307,043	-

Contract Owner Transactions:
Purchase payments received	1,835	37,727	153,860	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(479)	(322,324)	4,697,504	-
Withdrawals and surrenders	(12,283)	(2,336)	(19,157)	-
Mortality and expense risk charges	(10,903)	(11,343)	(96,968)	-
Net (decrease) increase from contract owner transactions	(21,830)	(298,276)	4,735,239	-

Total increase (decrease) in net assets	82,411	(513,107)	6,042,282	-

Net assets at beginning of year	296,647	809,754	-	-
Net assets at end of year	$ 379,058	$ 296,647	$ 6,042,282	$ -

12 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SC5 Sub-Account		SC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 1,063	$ 10,434	$ 264,763	$ 218,816
Net realized (losses) gains	(875,901)	223,053	(2,357,424)	28,904
Net change in unrealized appreciation/depreciation	1,974,891	(2,664,171)	4,110,390	(4,900,400)
Net increase (decrease) from operations	1,100,053	(2,430,684)	2,017,729	(4,652,680)

Contract Owner Transactions:
Purchase payments received	107,404	694,604	769,301	1,151,501
Transfers between Sub-Accounts
(including the Fixed Account), net	(415,122)	58,283	(590,418)	(145,783)
Withdrawals and surrenders	(40,564)	(116,533)	(269,333)	(71,730)
Mortality and expense risk charges	(96,080)	(108,469)	(156,514)	(198,798)
Net (decrease) increase from contract owner transactions	(444,362)	527,885	(246,964)	735,190

Total increase (decrease) in net assets	655,691	(1,902,799)	1,770,765	(3,917,490)

Net assets at beginning of year	4,145,958	6,048,757	5,681,681	9,599,171
Net assets at end of year	$ 4,801,649	$ 4,145,958	$ 7,452,446	$ 5,681,681

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SC2 Sub-Account		SC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 145,548	$ 167,728	$ 99,890	$ 1,010,883
Net realized losses	(52,991)	(22,099)	-	-
Net change in unrealized appreciation/depreciation	504,841	(521,989)	-	-
Net increase (decrease) from operations	597,398	(376,360)	99,890	1,010,883

Contract Owner Transactions:
Purchase payments received	575,803	398,142	1,651,899	3,227,594
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,176)	6,124	(31,199,189)	(1,818,873)
Withdrawals and surrenders	(116,891)	(7,878)	(2,079,939)	(3,942,761)
Mortality and expense risk charges	(168,855)	(150,141)	(1,495,096)	(1,493,375)
Net increase (decrease) from contract owner transactions	285,881	246,247	(33,122,325)	(4,027,415)

Total increase (decrease) in net assets	883,279	(130,113)	(33,022,435)	(3,016,532)

Net assets at beginning of year	2,932,281	3,062,394	42,514,382	45,530,914
Net assets at end of year	$ 3,815,560	$ 2,932,281	$ 9,491,947	$ 42,514,382

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TBC Sub-Account		REI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ 1,440	$ 422,018	$ 580,561
Net realized losses	(328,343)	(142,685)	(8,195,283)	(394,565)
Net change in unrealized appreciation/depreciation	854,936	(620,408)	13,841,055	(10,961,492)
Net increase (decrease) from operations	526,593	(761,653)	6,067,790	(10,775,496)

Contract Owner Transactions:
Purchase payments received	402,280	257,408	918,092	2,619,002
Transfers between Sub-Accounts
(including the Fixed Account), net	4,599	478,324	5,389,126	1,511,783
Withdrawals and surrenders	(19,468)	(17,011)	(14,042,903)	(570,732)
Mortality and expense risk charges	(50,447)	(51,430)	(400,178)	(295,454)
Net increase (decrease) from contract owner transactions	336,964	667,291	(8,135,863)	3,264,599

Total increase (decrease) in net assets	863,557	(94,362)	(2,068,073)	(7,510,897)

Net assets at beginning of year	1,098,136	1,192,498	18,994,624	26,505,521
Net assets at end of year	$ 1,961,693	$ 1,098,136	$ 16,926,551	$ 18,994,624

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RNA Sub-Account		VMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ -	$ -	$ -	$ 42,938
Net realized (losses) gains	(12,139)	34	(1,090,561)	699,060
Net change in unrealized appreciation/depreciation	47,588	(43,342)	3,328,522	(3,880,850)
Net increase (decrease) from operations	35,449	(43,308)	2,237,961	(3,138,852)

Contract Owner Transactions:
Purchase payments received	2,601	3,245	107,215	23,622
Transfers between Sub-Accounts
(including the Fixed Account), net	32,140	13,413	(653,422)	135,824
Withdrawals and surrenders	(2,477)	(6,055)	(1,333,370)	(29,310)
Mortality and expense risk charges	(2,659)	(2,992)	(103,283)	(96,625)
Net increase (decrease) from contract owner transactions	29,605	7,611	(1,982,860)	33,511

Total increase (decrease) in net assets	65,054	(35,697)	255,101	(3,105,341)

Net assets at beginning of year	70,881	106,578	3,611,590	6,716,931
Net assets at end of year	$ 135,935	$ 70,881	$ 3,866,691	$ 3,611,590

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VCP Sub-Account		VGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 38,391	$ 14,313	$ 14,936	$ 7,250
Net realized (losses) gains	(10,192)	27,961	(85,610)	3,345
Net change in unrealized appreciation/depreciation	165,751	(249,035)	156,405	(146,065)
Net increase (decrease) from operations	193,950	(206,761)	85,731	(135,470)

Contract Owner Transactions:
Purchase payments received	218,344	224,509	-	4,628
Transfers between Sub-Accounts
(including the Fixed Account), net	(317)	(4)	(299)	51,718
Withdrawals and surrenders	(1)	-	(12,411)	(192,146)
Mortality and expense risk charges	(13,781)	(13,269)	(4,368)	(4,920)
Net increase (decrease) from contract owner transactions	204,245	211,236	(17,078)	(140,720)

Total increase (decrease) in net assets	398,195	4,475	68,653	(276,190)

Net assets at beginning of year	671,538	667,063	276,138	552,328
Net assets at end of year	$ 1,069,733	$ 671,538	$ 344,791	$ 276,138

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	USC Sub-Account
	December 31,	December 31,
	2009	2008
Operations:
Net investment income	$ -	$ -
Net realized (losses) gains	(89,719)	52,526
Net change in unrealized appreciation/depreciation	360,509	(324,583)
Net increase (decrease) from operations	270,790	(272,057)

Contract Owner Transactions:
Purchase payments received	8,912	1,395
Transfers between Sub-Accounts
(including the Fixed Account), net	183,465	254,651
Withdrawals and surrenders	(6,734)	-
Mortality and expense risk charges	(29,233)	(26,246)
Net increase from contract owner transactions	156,410	229,800

Total increase (decrease) in net assets	427,200	(42,257)

Net assets at beginning of year	491,454	533,711
Net assets at end of year	$ 918,654	$ 491,454

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2009

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 25, 1996 as a funding vehicle the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL, and Sun Life Large Case VUL.  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, selected by contract owners from available mutual funds registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

New and Adopted Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Variable Account adopted FASB ASC Topic 105 on December 31, 2009 and has updated all disclosures to reference the codification herein.

The Variable Account has adopted certain provisions of FASB ASC Topic 855, “Subsequent Events,” which were originally issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheets date, and the disclosures that the reporting entity should make about the subsequent events.  This guidance is effective for interim reporting periods ending after June 15, 2009.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (the “SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Variable Account’s management in accordance with ASU No. 2010-09.

The Variable Account has adopted certain provisions of FASB ASC Topic 820, “Fair Value Measurements”, which were originally issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320, “Investments- Debt and Equity Securities”.  The Variable Account adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In August 2009, the FASB issued ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update will amend FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Variable Account will adopt this guidance on January 1, 2010.  The Sponsor does not expect the adoption of this guidance to have a material impact on the Variable Account’s financial statements.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢ The different classes of assets and liabilities measured at fair value;
➢ The valuation techniques and inputs used;
➢ The transfers between Levels 1, 2, and 3; and
➢ The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Variable Account adopted this guidance on January 1, 2010, and will include the new disclosures prospectively, as required.
3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to the Funds and charge a management fees at an annual rate ranging from 0.50% to 1.05% and 0.50 to 1.05% of the Funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2009, the deduction is at an effective annual rate based on assets ranging from 0.40% to 0.60% for policy years 1 through 10, 0.20% to 0.25% for policy years 11 through 20, and 0.10% to 0.20% for policy years 21 and beyond.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load.  The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%.  The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, these expense charges consist of only premium expense load.  The premium expense load ranges from 0% to 7.5% of the premium up to target premium and from 0% to 2.5% of the premium in excess of the target premium.
Administration charges
At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Sun Life Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter.  For the Sun Life Large Case VUL products, a monthly charge is $5.00 per policy for each policy month.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Mortality Tables.

Other Contract Charges
The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct from the premium payment.

5. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
AI6	$8,967	$2,239
AI1	13,108	27,809

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
AI3	$34,612	$8,655
IV1	4,595	1,006
AI4	182,738	263,129
A22	293,304	1,168
ASC	1,734	14,469
AL4	932,557	698,410
AL3	449,642	43,752
AN2	-	14,187
AN3	16,530	30,143
AN4	446,018	315,408
IVP	7,053,778	9,061,598
AN5	123,823	50,207
ASM	634,575	215,154
308	49,219	1,514
AGF	555,651	700
AFG	303,251	690,930
302	57,159	2,780
AIF	3,840,091	104,089
MLV	298,661	37,173
NMI	3,740	291,675
DGO	373	6,641
DRS	1,435,460	1,008,889
DSV	1,587,316	568,063
DTS	43,545	69,316
DMC	67,937	14,463
DTG	310	232
DSI	22,958,074	21,088,512
DCA	493,907	30,841
DSC	46,147	860,880
DGI	4,658	3,389
DQB	25,859	47,644
SCV	263,937	18,073
SSI	2,794,500	1,328,603
SSC	440,335	362,105
SHR	105,305	56,490
AMG	1,289	9,265
FVI	203,308	1,859
FCN	4,417,132	3,849,718
FL1	203,410	314,971
FEI	48,957	39,290
FE2	812,949	62,333
FF1	2,803,859	2,889,540
FF2	693,097	768,917
FF3	388,395	351,751
FVG	240,845	80,649
FGP	69,142	411,312
FL3	133,343	84,236

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FHI	$242,809	$217,478
FIP	2,158	807
FIG	3,790,605	2,117,699
FMC	2,402,322	763,269
FMM	1,143	159,663
FL5	94,440,986	75,936,725
FOF	222,989	97,133
FL2	193,167	185,633
FRE	48,853	29,910
FSC	330,720	347,386
FSS	172,698	41,216
TFS	845,722	558,588
FTI	64,160	42,178
TSF	1,432,619	1,703,397
FTG	5,566	10,047
GS7	56,860	29,094
GS3	12,443	26,489
MVP	4,049,053	4,424,275
JBP	395,204	5,490,731
JM7	5,462,604	2,575,954
JP6	570,521	43,046
JP4	86,445	2,187
JP3	23,731	488,602
JP1	2,160	86,763
LA1	66,147	1,928,328
LA3	10,329	5,849
LA2	133,953	3,070,747
MF9	1,593	1,301
MFL	58,185	16,180
MF7	30,968	89,404
MF1	2,067	56,022
MFD	1,218	3,853
RG1	58,225	6,593
MFF	110,298	8,883
EME	612,743	575,501
GGR	3,750	5,921
RE1	35,406	20,919
RES	840	710
MF6	1,740,630	1,262,364
MFK	461,316	144,041
MF2	237,089	70,374
MFC	12,131	12,416
IGS	4,218,531	3,372,031
IG1	177,937	111,420
IGI	2,749,137	11,845
M11	66,825	24,063
M1B	6,590	312,923

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MC1	$7,960	$8,631
MMS	7,300,333	64,481,762
M10	-	18,145
M1A	6,869	154,404
RIS	3,737,394	3,534,252
SI1	115,933	22,760
TRS	2,089,487	779,877
MFJ	483,925	484,102
MF5	712,118	242,178
MFE	22,990	254,882
EIS	858,628	838,650
MV1	69,901	34,253
NMC	3,681	1,595
NPP	6,251	4,887
NAR	136,252	437,897
NLM	131,265	9,955
OCF	6,848,996	5,754,179
OGS	1,708,564	1,575,518
OSC	1,163,997	1,414,863
PMB	4,014	3,436
PM2	3,098	123,470
PHY	108,768	3,141,637
PLD	36,369	502,744
PRR	34,500,810	31,166,615
PTR	48,856,240	32,952,190
SCP	1,100,658	717,245
RX2	114	53
RX1	1,542	17,254
SC7	12,589	16,406
S77	308,687	44,604
SGC	3,766,885	901,485
SDC	718,706	133,703
SLC	2,933,578	904,626
SCM	26,296	123,743
SCB	2,696	24,332
SPC	6,795,199	1,576,159
SC5	506,718	950,017
SC3	2,061,296	1,989,306
SC2	749,256	315,804
SC1	3,901,044	36,923,479
TBC	890,595	553,631
REI	12,844,796	20,558,641
RNA	54,846	25,241
VMG	4,547,421	6,530,281
VCP	262,141	19,505
VGI	135,075	137,217
USC	283,712	127,302

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2009 were as follows:

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
AI6	1,202	302	900
AI1	345	3,661	(3,316)
AI3	2,539	705	1,834
IV1	377	84	293
AI4	16,273	25,445	(9,172)
A22	22,442	103	22,339
ASC	247	1,872	(1,625)
AL4	414,765	400,323	14,442
AL3	65,222	6,046	59,176
AN2	-	1,372	(1,372)
AN3	1,399	2,993	(1,594)
AN4	23,043	19,255	3,788
IVP	2,742,540	2,909,505	(166,965)
AN5	8,725	4,412	4,313
ASM	110,103	45,818	64,285
308	4,054	131	3,923
AGF	39,750	50	39,700
AFG	33,473	53,017	(19,544)
302	6,486	257	6,229
AIF	346,736	81,888	264,848
MLV	45,410	4,734	40,676
NMI	558	51,492	(50,934)
DGO	35	614	(579)
DRS	161,199	117,633	43,566
DSV	163,580	72,782	90,798
DTS	6,264	7,428	(1,164)
DMC	8,656	2,655	6,001
DTG	29	21	8
DSI	3,154,212	3,379,859	(225,647)
DCA	36,697	2,767	33,930
DSC	2,949	92,327	(89,378)
DGI	514	385	129
DQB	1,107	3,083	(1,976)
SCV	23,663	1,768	21,895
SSI	539,594	420,693	118,901
SSC	35,218	38,991	(3,773)
SHR	14,708	7,972	6,736
AMG	138	935	(797)
FVI	15,969	153	15,816
FCN	345,096	314,425	30,671
FL1	24,159	35,115	(10,956)
FEI	473	3,161	(2,688)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
FE2	112,225	9,192	103,033
FF1	571,895	547,842	24,053
FF2	127,186	118,266	8,920
FF3	79,015	64,654	14,361
FVG	28,693	9,233	19,460
FGP	5,983	41,359	(35,376)
FL3	25,149	19,873	5,276
FHI	101,492	104,385	(2,893)
FIP	69	31	38
FIG	113,492	129,595	(16,103)
FMC	312,468	126,088	186,380
FMM	-	10,000	(10,000)
FL5	13,750,653	12,222,383	1,528,270
FOF	21,322	8,943	12,379
FL2	14,887	13,166	1,721
FRE	8,454	7,073	1,381
FSC	82,349	88,289	(5,940)
FSS	14,923	4,413	10,510
TFS	119,208	105,914	13,294
FTI	5,145	4,141	1,004
TSF	111,662	141,644	(29,982)
FTG	368	780	(412)
GS7	5,045	3,736	1,309
GS3	1,147	2,648	(1,501)
MVP	832,433	862,723	(30,290)
JBP	684	387,528	(386,844)
JM7	548,103	249,041	299,062
JP6	56,781	4,464	52,317
JP4	8,665	203	8,462
JP3	1,494	41,831	(40,337)
JP1	5	8,931	(8,926)
LA1	7,205	222,722	(215,517)
LA3	838	576	262
LA2	29,442	341,597	(312,155)
MF9	139	143	(4)
MFL	4,948	1,413	3,535
MF7	1,481	7,666	(6,185)
MF1	163	5,112	(4,949)
MFD	146	344	(198)
RG1	9,072	1,000	8,072
MFF	10,121	740	9,381
EME	95,953	96,067	(114)
GGR	167	332	(165)
RE1	3,150	1,923	1,227
RES	79	73	6

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
MF6	100,649	88,665	11,984
MFK	58,969	38,318	20,651
MF2	20,587	4,477	16,110
MFC	492	996	(504)
IGS	941,846	872,774	69,072
IG1	13,125	8,474	4,651
IGI	318,886	1,450	317,436
M11	7,320	3,414	3,906
M1B	284	36,126	(35,842)
MC1	1,276	1,228	48
MMS	618,620	4,886,584	(4,267,964)
M10	-	1,551	(1,551)
M1A	783	16,933	(16,150)
RIS	412,621	402,499	10,122
SI1	8,093	1,983	6,110
TRS	148,324	78,604	69,720
MFJ	32,756	41,090	(8,334)
MF5	30,599	11,971	18,628
MFE	948	14,207	(13,259)
EIS	85,478	96,417	(10,939)
MV1	5,444	2,965	2,479
NMC	292	149	143
NPP	271	339	(68)
NAR	9,580	40,103	(30,523)
NLM	8,024	688	7,336
OCF	1,045,388	886,689	158,699
OGS	459,945	464,330	(4,385)
OSC	185,389	199,951	(14,562)
PMB	-	170	(170)
PM2	17	11,784	(11,767)
PHY	10,627	246,680	(236,053)
PLD	2,901	44,604	(41,703)
PRR	2,896,311	2,722,953	173,358
PTR	4,323,980	3,601,118	722,862
SCP	140,230	96,866	43,364
RX2	17	8	9
RX1	404	3,370	(2,966)
SC7	1,186	1,311	(125)
S77	45,088	6,297	38,791
SGC	754,763	284,229	470,534
SDC	71,395	16,440	54,955
SLC	472,270	138,063	334,207
SCM	2,369	13,396	(11,027)
SCB	1,383	3,595	(2,212)
SPC	767,087	200,962	566,125

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
SC5	39,457	67,998	(28,541)
SC3	136,768	134,278	2,490
SC2	38,103	21,592	16,511
SC1	352,051	3,137,598	(2,785,547)
TBC	163,636	129,072	34,564
REI	1,289,145	1,748,535	(459,390)
RNA	5,328	2,757	2,571
VMG	458,404	578,289	(119,885)
VCP	20,332	2,072	18,260
VGI	14,343	14,234	109
USC	49,099	25,710	23,389

7.  FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. FASB ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. FASB ASC Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with FASB ASC Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2009, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the FASB ASC Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Variable Account reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7.  FAIR VALUE MEASUREMENTS (CONTINUED)

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$ 538,292,344	$ -	$ -	$ 538,292,344

Total assets measured at fair
value on a recurring basis	$ 538,292,344	$ -	$ -	$ 538,292,344

8. FINANCIAL HIGHLIGHTS

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
AI6
2009	4,231	9.3648	$ 39,628	1.88%	48.00%
2008	3,332	6.3275	21,080	0.92	(51.77)
2007	2,932	13.1185	38,467	0.68	1.54
2006	1,821	12.9191	23,535	-	0.13
2005	915	11.4122	10,439	-	0.06
AI1
2009	206,322	8.9722	1,851,176	0.66	21.08
2008	209,637	7.4102	1,553,475	-	(42.49)
2007	212,397	12.8856	2,736,890	-	12.01
2006	215,990	11.5036	2,484,690	0.07	6.30
2005	189,249	10.8218	2,048,035	0.06	8.84
AI3
2009	3,314	15.6255	51,783	2.39	28.30
2008	1,480	12.1791	18,925	1.58	(30.14)
2007	2,288	17.4338	41,173	1.13	8.12
2006	3,033	16.1250	50,110	0.56	16.70
2005	818	13.8173	11,284	1.60	5.31
IV1
2009	1,375	14.9005	20,492	-	42.44
2008	1,082	10.4607	11,314	-	(48.08)
20073	860	20.1466	17,324	-	12.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
AI4
2009	101,435	$ 19.8392	$ 2,012,516	1.56%	35.24%
2008	110,607	14.6694	1,622,630	0.52	(40.38)
2007	54,765	24.6047	1,347,613	0.49	14.72
2006	31,874	21.4477	683,755	1.17	28.23
2005	24,516	16.7255	410,145	0.87	17.93
A22
2009	23,061	13.2349	305,211	0.49	30.21
2008	722	10.1641	7,336	0.33	(28.52)
2007	14,365	14.2192	204,259	0.30	9.55
2006	25,427	12.9798	330,036	0.70	11.24
2005	59,376	11.6681	692,807	0.52	7.62
ASC
2009	3,065	8.3146	25,492	0.14	21.29
2008	4,690	6.8552	32,153	-	(31.31)
20074	8,322	9.9800	83,048	0.05	(0.20)
AL4
2009	240,999	10.8462	2,613,922	-	51.70
2008	226,556	7.1496	1,619,775	0.16	(58.36)
2007	105,767	17.1679	1,815,796	-	31.56
2006	17,936	13.0498	234,058	-	10.14
20055	61	11.8482	706	-	18.48
AL3
2009	65,046	8.4468	549,427	-	45.51
20086	5,869	5.8051	34,069	-	(39.05)
AN2
2009	1,036	13.0824	13,486	-	53.14
2008	2,408	8.5428	20,527	-	(47.46)
2007	1,794	16.2610	29,080	-	19.89
2006	1,270	13.5628	17,147	-	8.38
2005	1,935	12.5140	24,139	-	3.65
AN3
2009	6,697	11.6212	77,882	3.30	20.35
2008	8,291	9.6562	80,108	1.76	(40.69)
2007	8,911	16.2818	145,160	1.30	4.86
2006	32,609	15.5272	506,387	1.29	16.98
2005	46,915	13.2730	622,753	1.29	4.60
AN4
2009	75,905	24.2362	1,840,077	4.72	39.24
2008	72,117	17.4064	1,255,307	-	(48.96)
2007	56,357	34.1062	1,922,134	1.36	17.78
2006	54,460	28.9576	1,577,015	0.66	26.70
2005	38,455	22.8557	878,908	0.36	20.55

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
IVP
2009	1,811,060	$ 8.6220	$ 15,614,934	1.34%	34.68%
2008	1,978,025	6.4018	12,662,923	1.12	(53.18)
2007	1,459,441	13.6743	19,956,794	1.25	5.84
20067	613,578	12.9197	7,927,225	0.14	29.20
AN5
2009	17,354	14.9424	259,309	-	41.28
2008	13,041	10.5762	137,922	-	(45.62)
2007	8,114	19.4494	157,803	-	13.70
200632	3,187	17.1063	54,519	-	10.50
ASM
2009	90,140	8.4618	762,745	1.07	42.86
20088	25,855	5.9232	153,148	0.41	(32.99)
308
200910	3,923	12.0003	47,072	2.89	20.00
AGF
200910	39,700	13.9144	552,399	-	42.30
AFG
2009	-	13.1669	-	0.84	40.71
20083	19,545	9.3573	182,884	1.08	2.34
302
200910	6,229	12.3754	77,085	1.72	23.75
AIF
2009	296,607	14.2210	4,218,039	3.28	43.07
200811	31,758	9.9397	315,669	2.62	10.36
MLV
2009	263,495	10.8349	2,854,919	0.74	28.34
2008	222,819	8.4423	1,881,096	0.76	(40.04)
2007	186,062	14.0801	2,619,745	0.30	(0.89)
2006	173,904	14.2072	2,470,672	0.30	12.82
2005	148,198	12.5931	1,866,268	0.56	10.38
NMI
2009	1,014	8.1551	8,263	0.16	37.95
200812	51,948	5.9118	307,107	1.57	(43.95)
DGO
2009	5,271	13.1894	69,517	-	45.41
2008	5,850	9.0708	53,060	-	(40.55)
2007	5,948	15.2571	90,741	-	12.96
2006	4,250	13.5072	57,403	-	6.36
2005	6,474	12.7000	82,224	-	11.40

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
DRS
2009	67,234	$ 13.1530	$ 884,330	6.24%	23.31%
2008	23,668	10.6662	252,446	2.33	(35.06)
2007	20,548	16.4247	337,485	1.46	(13.94)
2006	38,838	19.0849	741,209	0.77	32.63
2005	19,485	14.3899	280,386	-	7.17
DSV
2009	311,931	13.2186	4,123,272	0.92	31.83
2008	221,133	10.0271	2,217,317	0.72	(29.88)
2007	138,008	14.2990	1,973,364	0.48	(6.62)
2006	105,531	15.3127	1,615,952	0.24	16.19
2005	26,821	13.1793	353,481	-	9.42
DTS
2009	16,058	11.1498	179,364	-	54.73
2008	17,222	7.2061	124,104	-	(46.74)
2007	12,237	13.5295	165,542	-	10.75
200613	9,079	12.2164	110,905	-	7.59
DMC
2009	8,457	10.1616	85,923	0.80	35.51
2008	2,456	7.4988	18,410	0.94	(40.42)
2007	4,038	12.5859	50,826	0.23	1.50
2006	1,803	12.4002	22,361	0.36	7.75
20056	1,562	11.5084	17,978	-	15.08
DTG
200914	8	12.8269	105	-	28.27
DSI
2009	6,249,882	9.6931	60,384,784	2.12	26.33
2008	6,475,528	7.6726	49,677,793	2.11	(37.14)
2007	5,698,584	12.2060	69,547,016	1.75	5.26
2006	4,860,856	11.5965	56,378,619	1.80	15.50
2005	3,603,696	10.0405	36,191,147	1.71	4.69
DCA
2009	91,371	13.2349	1,209,273	2.04	22.56
2008	57,442	10.7988	620,319	1.52	(29.55)
2007	28,995	15.3285	444,412	0.19	7.13
2006	1,708	14.3079	24,433	1.54	16.48
2005	1,535	12.2839	18,852	0.04	4.38
DSC
2009	93,570	10.2225	956,197	2.02	26.04
2008	182,948	8.1107	1,483,575	0.91	(37.59)
2007	202,961	12.9962	2,637,313	0.64	(11.06)
2006	348,103	14.6122	5,086,068	0.42	3.77
2005	476,208	14.0812	6,705,154	-	5.80

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
DGI
2009	1,379	$ 10.4408	$ 14,412	1.34%	28.79%
2008	1,250	8.1071	10,138	0.66	(40.41)
2007	1,186	13.6048	16,140	0.76	8.45
2006	1,315	12.5453	16,487	0.54	14.23
2005	1,188	10.9822	13,042	1.36	3.35
DQB
2009	10,685	17.3119	184,977	4.76	14.96
2008	12,661	15.0594	188,583	5.19	(4.18)
2007	417,322	15.7163	6,556,594	4.81	3.54
2006	459,173	15.1787	6,967,549	4.59	4.23
2005	422,644	14.5623	6,152,664	3.62	2.48
SCV
2009	36,710	12.8696	472,842	1.45	29.70
2008	14,816	9.9222	147,310	2.00	(33.42)
2007	26,622	14.9024	396,741	0.80	3.06
2006	7,466	14.4603	107,965	0.54	25.06
2005	488	11.5625	5,643	-	15.63
SSI
2009	384,660	11.6054	4,464,114	1.70	26.57
2008	265,760	9.1689	2,436,685	1.77	(34.12)
2007	259,084	13.9182	3,605,970	0.86	(1.90)
2006	155,599	14.1875	2,207,556	0.58	17.49
2005	126,501	12.0754	1,527,549	0.83	4.26
SSC
2009	110,266	16.0013	1,758,726	1.61	26.27
2008	114,039	12.6722	1,440,582	1.34	(34.33)
2007	101,087	19.2954	1,943,596	0.59	(2.16)
2006	101,506	19.7211	2,001,790	0.40	17.19
2005	81,411	16.8283	1,369,988	0.37	3.99
SHR
2009	8,001	9.5540	76,459	6.03	25.30
2008	1,264	7.6251	9,652	1.09	(45.98)
200715	6,772	14.1148	95,581	1.24	(1.86)
AMG
2009	2,051	12.1022	24,827	1.37	32.91
2008	2,848	9.1058	21,207	-	(35.81)
2007	2,908	14.1857	34,833	-	18.97
2006	2,940	11.9241	30,921	-	6.99
2005	1,848	11.1454	17,326	-	3.89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FVI
200916	15,816	$ 12.9393	$ 204,644	2.50%	29.39%
FCN
2009	601,137	23.5232	14,140,572	1.49	35.71
2008	570,465	17.3335	9,888,062	1.13	(42.51)
2007	483,601	30.1521	14,581,461	0.92	17.59
2006	338,660	25.6413	8,683,575	1.39	11.72
2005	126,315	22.9521	2,899,099	0.24	16.94
FL1
2009	128,380	16.9769	2,169,036	1.20	35.47
2008	139,337	12.5320	1,738,451	0.87	(42.69)
2007	125,764	21.8671	2,736,627	0.74	17.30
2006	125,144	18.6416	2,333,447	1.06	11.43
2005	308,911	16.7292	5,168,326	0.09	16.65
FEI
2009	141,056	15.5433	2,192,569	2.38	30.21
2008	143,744	11.9372	1,715,971	2.55	(42.65)
2007	145,662	20.8160	3,032,220	1.83	1.53
2006	148,177	20.5021	3,038,060	2.73	20.19
2005	600,228	17.0576	10,238,569	1.38	5.87
FE2
2009	249,512	8.0700	2,013,562	2.98	(32.40)
2008	146,479	6.1977	907,837	5.21	(42.65)
200733	42,111	10.8075	455,114	4.29	8.07
FF1
2009	27,275	10.4227	284,279	0.74	25.28
200817	3,223	8.3192	26,812	3.07	(25.56)
FF2
2009	11,139	10.0382	111,817	0.77	28.97
20089	2,219	7.7832	17,269	2.99	(27.16)
FF3
2009	16,631	9.5704	159,166	1.24	31.66
200817	2,270	7.2689	16,503	3.91	(35.83)
FVG
2009	52,437	10.6419	558,028	1.23	27.20
2008	32,977	8.3660	275,881	1.70	(41.70)
2007	5,485	14.3499	78,715	1.68	12.12
2006	3,910	12.7981	50,048	1.07	13.18
2005	2,234	11.3080	25,260	-	7.63

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FGP
2009	20,828	$ 13.4351	$ 279,935	0.35%	28.29%
2008	56,204	10.4727	588,701	1.26	(47.17)
2007	13,398	19.8222	265,752	0.78	26.96
2006	11,815	15.6124	184,593	0.55	6.85
2005	204,148	14.6115	2,983,045	0.48	5.80
FL3
2009	75,655	10.7171	800,092	0.21	27.96
2008	69,379	8.3750	572,765	0.61	(47.31)
2007	57,043	15.8941	890,922	0.37	26.66
2006	76,148	12.5487	955,611	0.17	6.57
2005	205,186	11.7748	2,416,056	0.22	5.50
FHI
2009	73,309	13.7760	1,010,020	7.84	43.96
2008	76,201	9.5695	729,295	9.20	(24.98)
2007	76,674	12.7567	978,220	6.94	2.79
2006	30,176	12.4110	374,618	7.80	11.24
2005	34,527	11.1573	385,319	15.17	2.70
FIP
2009	1,886	16.0475	30,220	2.66	26.61
2008	1,848	12.6751	23,741	2.22	(37.00)
2007	1,858	20.1183	37,954	3.59	5.44
2006	1,892	19.0805	36,637	2.39	15.73
2005	3,432	16.4872	56,972	1.74	4.82
FIG
2009	1,214,558	19.2025	23,322,538	8.66	15.72
2008	1,230,661	16.5936	20,421,062	3.73	(3.25)
2007	1,057,995	17.1509	18,145,545	2.92	4.35
2006	381,208	16.4364	6,265,691	3.12	4.35
2005	270,915	15.7514	4,267,292	-	2.19
FMC
2009	397,712	10.5233	4,185,241	0.87	40.09
2008	211,333	7.5120	1,587,531	0.81	(39.44)
200715	10,016	12.4047	124,244	0.59	24.05
FMM
200918	-	-	-	-	-
2008	10,000	15.7935	158,520	2.93	3.02
2007	10,000	15.3298	153,872	5.33	5.22
2006	10,000	14.5693	145,674	4.65	4.88
2005	10,000	13.8910	138,904	2.94	3.04

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FL5
2009	7,278,340	$ 11.8342	$ 86,109,898	0.59%	0.62%
2008	5,750,070	11.7614	67,605,637	2.73	2.92
2007	3,578,472	11.4278	40,873,039	4.81	5.11
2006	4,147,381	10.8723	45,075,520	3.79	4.77
2005	500,774	10.3773	5,196,569	2.76	2.93
FOF
2009	39,559	13.0847	517,604	2.40	26.53
2008	27,179	10.3411	281,059	3.48	(43.80)
2007	10,433	18.4020	191,978	3.54	17.31
200619	280	15.6864	4,381	-	18.08
FL2
2009	59,140	16.4848	975,630	1.87	26.22
2008	57,419	13.0603	750,050	2.65	(43.96)
2007	49,399	23.3050	1,151,509	2.92	17.05
2006	44,665	19.9098	889,500	0.60	17.77
2005	141,542	16.9053	2,392,999	0.52	18.78
FRE
2009	20,310	7.5802	153,948	13.36	19.41
2008	18,928	6.3479	120,151	1.42	(42.22)
2007	26,332	10.9870	289,296	2.02	(20.65)
2006	37,207	13.8470	515,189	2.55	20.87
20056	19,099	11.4557	218,785	-	14.56
FSC
2009	55,356	11.6187	643,052	-	43.95
2008	61,296	8.0715	494,673	-	(42.34)
2007	45,929	13.9989	642,949	-	11.51
2006	80,979	12.5544	1,016,641	-	8.95
2005	52,788	11.5226	608,257	-	5.09
FSS
2009	60,899	12.0130	731,573	2.11	26.35
2008	50,388	9.5078	479,085	3.30	(36.93)
2007	29,960	15.0760	451,678	1.60	3.72
200620	27,532	14.5350	400,179	-	18.66
TFS
2009	284,579	14.8769	4,233,416	2.84	37.34
2008	271,286	10.8321	2,938,412	2.73	(40.23)
2007	219,581	18.1242	3,979,713	2.09	15.79
2006	285,327	15.6529	4,466,185	1.41	21.70
2005	254,286	12.8622	3,270,664	0.92	10.48

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FTI
2009	6,772	$ 20.7486	$ 140,426	3.00%	37.04%
2008	5,768	15.1403	87,266	2.00	(40.38)
2007	34,546	25.3936	877,148	1.97	15.46
2006	44,466	21.9940	977,901	1.15	21.44
2005	43,562	18.1103	788,842	1.42	10.17
TSF
2009	359,343	17.5159	6,294,121	3.66	31.33
2008	389,326	13.3370	5,192,379	2.03	(42.13)
2007	371,089	23.0482	8,552,896	1.46	2.55
2006	327,236	22.4743	7,354,362	1.83	22.20
2005	650,615	18.3908	11,965,308	1.36	9.06
FTG
2009	2,777	16.7253	46,409	3.20	31.10
2008	3,189	12.7573	40,656	1.87	(42.32)
2007	3,754	22.1185	83,003	1.61	2.35
2006	6,820	21.6112	147,354	0.85	21.81
2005	24,456	17.7420	433,867	0.76	8.86
GS7
2009	6,370	11.9525	76,125	0.93	47.75
2008	5,061	8.0898	40,933	0.09	(41.75)
2007	7,663	13.8892	106,427	0.21	10.13
2006	5,857	12.6115	73,864	0.09	8.56
2005	7,633	11.6171	88,662	0.16	2.94
GS3
2009	6,255	11.5784	72,419	2.01	21.15
2008	7,755	9.5574	74,118	1.45	(37.00)
2007	10,710	15.1703	162,473	1.18	(1.63)
2006	9,016	15.4213	139,042	1.47	12.89
2005	5,797	13.6604	79,186	0.63	6.51
MVP
2009	351,777	11.6154	4,085,863	0.60	33.69
2008	382,067	8.6882	3,319,322	0.68	(27.77)
2007	282,357	12.0284	3,396,316	1.78	7.55
200621	90,251	11.1838	1,009,350	2.91	11.84
JBP
200922	-	-	-	7.18	(1.24)
2008	386,843	14.3875	5,563,369	10.17	(15.95)
2007	786,014	17.1186	13,452,686	6.94	1.33
2006	796,833	16.8943	13,459,181	3.87	4.14
2005	789,914	16.2227	12,811,912	3.18	2.81

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
JM7
200923	299,063	$ 10.6286	$ 3,178,624	-%	6.29%
JP6
200923	52,318	13.0523	682,865	0.28	30.52
JP4
200923	8,463	13.3814	113,245	-	33.81
JP3
200922	-	-	-	0.60	(8.37)
2008	40,337	12.5592	507,042	0.16	(31.98)
2007	33,061	18.4654	611,128	0.01	(5.67)
2006	37,663	19.5750	737,932	-	15.01
2005	37,694	17.0208	642,180	-	3.42
JP1
200922	-	-	-	2.67	(3.14)
2008	8,926	9.8262	87,711	1.33	(33.98)
2007	9,038	14.8833	134,507	1.08	1.66
2006	9,175	14.6402	134,321	0.97	16.57
2005	9,144	12.5588	114,836	1.10	1.35
LA1
200924	-	-	-	-	(20.96)
2008	215,517	10.9949	2,370,337	1.64	(36.42)
2007	175,710	17.2931	3,039,739	1.32	3.44
2006	204,334	16.7183	3,417,261	0.75	17.27
2005	522,122	14.2559	7,444,295	1.12	3.25
LA3
2009	5,010	13.6845	68,564	1.69	47.87
2008	4,747	9.2543	43,933	0.25	(51.53)
2007	15,410	19.0939	294,232	0.86	4.73
2006	13,078	18.2315	238,429	0.56	29.08
2005	2,812	14.1247	39,726	-	26.63
LA2
200924	-	-	-	-	(14.27)
2008	312,155	10.8294	3,376,592	1.36	(39.36)
2007	296,991	17.8571	5,297,108	0.46	0.58
2006	249,898	17.7540	4,438,148	0.56	12.23
2005	206,568	15.8192	3,269,031	0.68	8.22
MF9
2009	1,466	11.0394	16,217	2.25	25.26
2008	1,470	8.8133	12,964	1.49	(34.95)
2007	1,474	13.5484	19,980	0.17	5.95
2006	40,634	12.7876	519,635	0.11	13.30
2005	1,679	11.2862	18,965	0.94	7.70

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MFL
2009	24,959	$ 12.1259	$ 302,652	1.84%	25.00%
2008	21,425	9.7010	207,843	1.10	(35.12)
2007	18,849	14.9525	281,850	1.05	5.69
2006	14,412	14.1475	203,904	0.84	13.04
2005	2,288	12.5156	28,589	0.94	7.42
MF7
2009	13,717	13.4616	184,654	7.13	27.66
2008	19,902	10.5449	209,862	5.73	(10.77)
2007	16,775	11.8170	198,232	4.11	3.28
2006	17,634	11.4415	201,752	1.37	4.87
2005	16,412	10.9101	179,060	5.95	1.59
MF1
200925	-	-	-	1.45	36.19
2008	4,948	8.1369	40,242	0.49	(37.02)
2007	5,090	12.9206	65,730	0.19	11.14
2006	5,248	11.6257	60,995	0.30	6.37
2005	656,239	10.9294	7,172,252	0.57	0.92
MFD
200925	-	-	-	0.86	35.92
2008	196	8.3908	1,658	0.17	(37.22)
2007	145	13.3655	1,967	-	10.93
2006	98	12.0491	1,198	-	6.05
2005	97,961	11.3613	1,112,980	-	0.63
RG1
2009	23,018	8.0718	185,797	1.55	32.44
2008	14,946	6.0949	91,094	0.44	(38.79)
200734	14,150	9.9576	140,902	-	(0.42)
MFF
2009	17,886	14.6739	262,454	-	37.45
2008	8,505	10.6755	90,790	-	(37.53)
2007	11,835	17.0885	202,233	-	21.00
2006	14,086	14.1227	198,924	-	7.70
2005	9,627	13.1134	126,233	-	8.90
EME
2009	154,910	11.9806	1,855,914	2.73	68.58
200826	155,024	7.1068	1,101,715	-	(56.21)
GGR
2009	3,870	22.2913	86,358	1.17	39.81
2008	4,034	15.9436	64,393	1.52	(38.93)
2007	10,151	26.1084	265,136	1.75	13.27
2006	10,520	23.0491	242,585	0.47	17.37
2005	6,688	19.6372	131,423	0.69	10.03

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
RE1
2009	36,536	$ 13.6634	$ 499,197	1.33%	32.03%
2008	35,309	10.3489	365,406	0.37	(36.57)
2007	34,081	16.3146	556,021	0.56	12.97
2006	48,215	14.4418	696,313	0.42	10.32
2005	36,361	13.0909	476,001	0.38	7.71
RES
2009	528	12.1886	6,444	1.59	32.44
2008	522	9.2030	4,805	0.66	(36.43)
2007	498	14.4766	7,197	0.65	13.24
2006	2,005	12.7842	25,636	0.64	10.56
2005	1,633	11.5636	18,891	0.55	8.01
MF6
2009	249,898	20.3831	5,092,814	4.82	4.49
2008	237,914	19.5066	4,640,043	5.06	8.55
2007	198,912	17.9708	3,574,552	5.34	7.18
2006	844,369	16.7672	14,157,670	5.30	3.68
2005	984,125	16.1714	15,914,574	4.73	2.30
MFK
2009	27,004	14.6310	395,750	7.36	4.23
2008	6,354	14.0369	89,808	5.08	8.29
2007	4,740	12.9618	62,012	4.76	6.91
2006	5,329	12.1243	65,153	6.96	3.47
2005	161,616	11.7174	1,894,235	4.29	2.01
MF2
2009	17,132	16.5827	284,074	0.31	37.74
2008	1,022	12.0396	12,285	0.49	(37.33)
2007	8,527	19.2116	163,794	-	21.25
2006	11,539	15.8451	182,812	-	8.02
2005	7,689	14.6685	112,770	-	9.14
MFC
2009	4,199	17.2915	72,614	9.72	49.71
2008	4,703	11.5502	54,320	8.88	(29.64)
2007	4,709	16.4167	77,301	7.02	1.56
2006	5,339	16.1642	86,305	5.57	10.04
2005	11,655	14.6890	171,204	9.04	1.93
IGS
2009	1,018,908	11.5066	11,724,128	1.05	38.06
2008	949,836	8.3344	7,916,289	1.32	(39.82)
2007	894,978	13.8500	12,395,473	1.47	16.58
200621	578,150	11.8798	6,868,311	-	18.80

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
IG1
200927	104,182	$ 17.6820	$ 1,842,153	0.76%	37.69%
2008	99,532	12.8419	1,278,179	1.10	(39.96)
2007	93,853	21.3883	2,007,360	1.08	16.26
2006	105,254	18.3962	1,936,268	0.46	25.75
2005	66,809	14.6287	977,324	0.67	14.62
IGI
20095	317,436	8.7092	2,764,618	-	(12.91)
M11
2009	17,527	9.6745	169,600	0.76	40.14
2008	13,621	6.9035	94,062	0.60	(37.22)
2007	12,895	10.9957	141,830	0.36	11.53
2006	13,160	9.8591	129,793	0.08	7.67
2005	11,155	9.1571	102,183	0.47	4.37
M1B
2009	58,602	12.1332	711,018	0.51	39.78
2008	94,444	8.6801	819,783	0.36	(37.35)
2007	73,950	13.8551	1,024,578	0.04	11.26
2006	11,172	12.4524	139,116	-	7.42
2005	19,482	11.5928	225,856	0.15	4.15
MC1
2009	15,304	9.1400	139,874	-	41.93
2008	15,256	6.4400	98,248	-	(51.43)
2007	64,613	13.2600	856,765	-	9.59
2006	72,669	12.1000	879,293	-	2.20
2005	77,639	11.8400	919,240	-	2.78
MMS
2009	3,840,644	13.3979	51,502,185	-	0.00
2008	8,108,607	13.3979	108,683,614	2.05	2.04
2007	8,992,159	13.1304	118,117,869	4.74	4.85
2006	6,981,655	12.5231	87,485,336	4.66	4.59
2005	2,848,202	11.9731	34,103,329	2.68	2.72
M10
2009	-	13.0346	-	-	64.99
2008	1,551	7.9001	12,255	-	(39.57)
200728	1,625	13.0734	21,257	-	2.56
M1A
2009	55,883	14.8011	827,424	-	62.71
2008	72,033	9.0964	655,426	-	(39.76)
2007	85,903	15.1013	1,297,543	-	2.28
2006	107,543	14.7650	1,588,161	-	12.90
2005	106,088	13.0783	1,387,713	-	4.96

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
RIS
2009	436,772	$ 14.7785	$ 6,454,848	3.11%	30.94%
2008	426,650	11.2869	4,815,547	1.76	(42.49)
2007	421,019	19.6247	8,262,354	1.15	13.15
2006	367,149	17.3436	6,367,681	1.17	27.47
2005	179,699	13.6059	2,444,969	0.97	16.56
SI1
2009	21,987	13.6288	299,662	11.15	27.24
2008	15,877	10.7110	170,059	8.75	(13.21)
2007	9,020	12.3416	111,313	6.50	3.24
2006	3,059	11.9548	36,571	6.78	6.45
2005	58	11.2304	649	9.57	1.61
TRS
2009	247,646	19.4314	4,812,471	3.32	18.09
2008	177,925	16.4546	2,927,978	3.32	(21.55)
2007	194,810	20.9744	4,086,425	3.10	4.32
2006	163,267	20.1056	3,282,966	3.75	12.22
2005	576,178	17.9160	10,323,172	2.54	3.02
MFJ
2009	253,775	14.3401	3,639,303	3.53	17.81
2008	262,109	12.1726	3,190,689	3.23	(21.74)
2007	258,706	15.5539	4,024,060	2.79	4.07
2006	213,459	14.9450	3,190,312	2.70	11.91
2005	361,075	13.3548	4,822,216	2.24	2.81
MF5
2009	42,658	25.3480	1,081,311	4.66	33.37
2008	24,029	19.0054	456,691	1.81	(37.06)
2007	19,488	30.1971	588,516	1.28	28.58
2006	10,559	23.4853	247,999	2.26	32.28
2005	1,628	17.7541	28,887	0.91	17.29
MFE
2009	2,705	22.4869	60,838	6.05	33.10
2008	15,965	16.8953	269,733	1.62	(37.25)
2007	15,137	26.9266	407,593	0.72	28.28
2006	4,856	20.9901	101,926	1.90	31.96
2005	634	15.9064	10,084	0.26	16.97
EIS
2009	70,008	12.7105	889,844	1.11	20.49
2008	80,947	10.5487	853,889	0.57	(32.64)
2007	11,409	15.6609	178,683	2.28	7.92
2006	304	14.5109	4,410	1.77	20.96
2005	-	11.9969	-	0.54	6.60

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MV1
2009	59,070	$ 13.8302	$ 816,946	1.61%	20.30%
2008	56,591	11.4965	650,599	1.63	(32.87)
2007	56,186	17.1252	962,197	1.39	7.67
2006	42,884	15.9049	682,074	1.31	20.66
2005	37,653	13.1817	496,329	1.20	6.34
NMC
2009	819	15.2407	12,484	-	31.60
2008	676	11.5812	7,594	-	(43.37)
2007	8,760	20.4501	178,734	-	22.53
2006	306,449	16.6901	5,114,337	-	14.69
2005	330,149	14.5519	4,803,984	-	13.74
NPP
2009	1,531	15.2338	23,294	2.84	56.07
2008	1,599	9.7606	15,589	0.53	(52.39)
2007	1,504	20.5022	30,788	0.65	9.34
2006	1,497	18.7515	28,030	1.07	12.24
2005	20	16.7065	298	-	18.05
NAR
2009	105,122	12.0198	1,263,546	1.65	46.56
2008	135,646	8.2012	1,112,465	1.27	(45.82)
2007	168,615	15.1366	2,552,261	0.45	3.30
2006	152,176	14.6527	2,229,795	0.41	11.17
2005	141,084	13.1809	1,859,618	0.09	12.00
NLM
2009	13,582	15.0494	204,487	11.52	13.33
2008	6,246	13.2797	83,017	4.15	(13.43)
2007	36,871	15.3396	565,660	2.36	4.77
2006	44,193	14.6410	647,101	3.13	4.20
2005	44,587	14.0507	626,554	3.66	1.44
OCF
2009	1,058,426	10.9581	11,598,393	0.28	44.52
2008	899,728	7.5825	6,822,231	0.14	(45.52)
2007	685,121	13.9174	9,535,104	0.25	14.15
2006	900,873	12.1923	10,983,703	0.15	7.95
2005	94,709	11.2946	1,069,694	0.86	5.10
OGS
2009	347,047	13.9418	4,838,461	2.19	39.77
2008	351,432	9.9746	3,505,419	1.41	(40.19)
2007	240,716	16.6766	4,014,308	0.89	6.32
2006	90,934	15.6854	1,426,330	0.54	17.69
2005	1,374	13.3276	18,308	-	14.31

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
OSC
2009	175,797	$ 12.5983	$ 2,214,742	0.86%	37.20%
2008	190,358	9.1827	1,747,995	0.46	(37.83)
2007	164,649	14.7699	2,431,836	0.29	(1.21)
2006	126,981	14.9507	1,898,451	0.14	15.00
2005	43,365	13.0009	563,777	-	9.92
PMB
2009	3,016	24.6192	74,204	6.03	30.59
2008	3,187	18.8526	60,061	6.48	(14.60)
2007	3,490	22.0744	77,011	5.75	5.82
2006	3,552	20.8600	74,071	4.92	9.28
2005	1,433	19.0893	27,343	5.50	10.78
PM2
2009	7	12.2864	174	7.54	(38.11)
200829	11,773	9.4086	110,736	1.61	4.44
PHY
200924	-	-	-	1.24	1.38
2008	236,053	13.1646	3,108,412	7.94	(23.54)
2007	202,954	17.2179	3,493,003	6.81	3.51
2006	339,475	16.6338	5,645,668	6.42	9.10
2005	22,982	15.2457	350,304	6.51	4.13
PLD
200924	-	-	-	0.68	(0.06)
2008	41,703	11.4025	475,508	4.06	(0.42)
2007	9,423	11.4502	107,869	4.87	7.38
2006	588	10.6637	6,260	4.40	3.98
2005	79	10.2557	809	3.81	1.01
PRR
2009	1,288,845	15.0218	19,355,819	2.85	18.39
2008	1,115,487	12.6880	14,153,243	3.53	(7.05)
2007	832,007	13.6509	11,354,545	4.52	10.67
2006	262,724	12.3350	3,240,293	4.39	0.72
2005	116,738	12.2474	1,429,593	2.79	2.10
PTR
2009	4,195,953	15.6274	65,540,706	5.23	14.07
2008	3,473,090	13.6996	47,567,668	4.42	4.80
2007	2,573,931	13.0720	33,637,316	4.77	8.76
2006	1,625,791	12.0190	19,538,005	4.57	3.85
2005	399,997	11.5732	4,628,915	3.51	2.45

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
SCP
2009	272,540	$ 10.6823	$ 2,911,390	-%	35.20%
2008	229,176	7.9010	1,810,736	0.84	(27.18)
2007	106,276	10.8499	1,153,085	0.33	(2.14)
20068	5,068	11.0867	53,659	0.00	10.87
RX2
2009	31	8.6682	267	-	52.00
2008	22	5.7028	120	-	(41.91)
2007	20	9.8175	184	-	17.82
2006	20	8.3324	162	-	5.77
2005	11	7.8776	73	-	1.11
RX1
2009	40	6.6150	311	0.03	35.51
2008	3,006	4.8817	14,672	0.40	(54.47)
2007	2,325	10.7228	24,932	1.99	1.13
2006	55	10.6034	586	1.23	19.27
2005	58	8.8899	512	0.43	3.96
SC7
2009	5,005	14.4411	72,280	0.44	29.39
2008	5,130	11.1607	57,254	0.82	(37.81)
2007	6,077	17.9451	109,046	0.50	4.23
2006	6,647	17.2162	114,442	0.92	14.77
2005	2,448	15.0011	36,712	0.83	9.73
S77
200930	38,791	8.3092	322,316	0.45	(16.91)
SGC
200930	470,535	8.1685	3,843,571	1.23	(18.31)
SDC
200930	54,955	10.7722	591,968	1.81	7.72
SLC
200930	334,206	7.9975	2,672,805	0.71	(20.03)
SCM
2009	25,188	11.9048	299,859	1.02	21.09
2008	36,215	9.8317	356,052	0.70	(37.06)
2007	27,764	15.6196	433,665	0.96	(5.81)
2006	18,059	16.5827	299,468	1.48	20.07
2005	23,634	13.8105	326,389	0.13	(0.71)
SCB
2009	23,798	15.9186	379,058	0.06	36.77
2008	26,010	11.6394	296,647	0.26	(37.99)
2007	43,665	18.7697	809,754	-	(1.44)
2006	54,552	19.0442	1,039,397	-	13.60
2005	124,420	16.7646	2,086,298	-	4.33

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
SPC
200930	566,125	$ 10.6827	$ 6,042,282	8.07%	6.83%
SC5
2009	232,789	20.7139	4,801,649	0.03	30.07
2008	261,330	15.9246	4,145,958	0.18	(35.14)
2007	247,349	24.5516	6,048,757	1.27	15.41
2006	214,216	21.2742	4,557,755	-	11.30
2005	230,173	19.1149	4,400,206	0.10	16.61
SC3
2009	303,257	24.5764	7,452,446	4.33	30.09
2008	300,766	18.8924	5,681,681	2.53	(44.73)
2007	280,852	34.1801	9,599,171	1.48	(13.13)
2006	272,905	39.3473	10,737,626	1.66	38.96
2005	249,940	28.3149	7,076,722	1.77	9.67
SC2
2009	235,729	16.1974	3,815,560	4.52	21.05
2008	219,218	13.3813	2,932,281	5.64	(12.50)
2007	200,400	15.2923	3,062,394	5.16	3.76
2006	188,798	14.7381	2,780,628	5.00	5.41
2005	284,245	13.9822	3,972,930	4.68	1.96
SC1
2009	799,225	11.8926	9,491,947	0.26	0.25
2008	3,584,772	11.8633	42,514,382	2.25	2.25
2007	3,925,378	11.6021	45,530,914	4.76	4.88
2006	3,475,542	11.0627	38,441,676	4.56	4.60
2005	2,072,605	10.5761	21,916,153	2.79	2.76
TBC
2009	169,422	11.5823	1,961,693	-	42.18
2008	134,858	8.1460	1,098,136	0.12	(42.51)
2007	84,164	14.1686	1,192,498	0.60	12.74
2006	50,108	12.5672	629,724	0.31	9.67
2005	24,398	11.4595	279,588	0.21	5.94
REI
2009	1,121,775	15.0885	16,926,551	1.99	25.60
2008	1,581,165	12.0130	18,994,624	2.45	(36.11)
2007	1,409,689	18.8022	26,505,521	1.74	3.26
2006	1,485,420	18.2079	27,046,640	1.70	18.97
2005	930,172	15.3048	14,236,335	1.62	3.92
RNA
2009	11,735	11.5842	135,935	-	49.76
2008	9,164	7.7349	70,881	-	(38.24)
2007	8,510	12.5246	106,578	-	13.78
2006	9,247	11.0077	101,778	0.05	7.33
2005	7,084	10.2558	72,648	-	4.47

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
VMG
2009	253,684	$ 15.2422	$ 3,866,691	- %	57.66%
2008	373,569	9.6678	3,611,590	0.78	(46.77)
2007	369,862	18.1607	6,716,931	-	22.67
2006	577,966	14.8050	8,556,785	-	9.27
2005	6,297	13.5484	85,312	-	17.57
VCP
2009	95,328	11.2220	1,069,733	5.27	28.78
2008	77,068	8.7140	671,538	2.45	(35.67)
2007	49,246	13.5456	667,063	1.70	(2.04)
2006	34,255	13.8281	473,674	1.43	16.28
2005	114	11.8920	1,348	-	4.37
VGI
2009	27,424	12.5728	344,791	4.65	24.37
2008	27,315	10.1095	276,138	1.99	(32.03)
2007	37,133	14.8744	552,328	1.65	2.80
2006	28,210	14.4693	408,176	0.11	16.23
2005	1,633	12.4484	20,335	-	9.99
USC
2009	97,811	9.3921	918,654	-	42.23
2008	74,422	6.6036	491,454	-	(39.68)
200731	48,748	10.9484	533,711	-	5.39

1These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

3 For the period of December 8, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

4 For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

5 For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

6 For the period of May 5, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

7 For the period of February 7, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

8 For the period of March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

9 For the period of March 27, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

10 Commencement of operations was November 1, 2008; first activity in 2009.

11 For the period of November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

12 For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

13 For the period of March 1, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

14 Commencement of operations was May 2, 2005; first activity in 2009.

15 For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

16 For the period of May 1, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

17 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

18 For the period of January 1, 2009 through December 31, 2009 (account closed).

19 For the period of March 6, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

20 For the period of November 15, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

21 For the period of June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

22 For the period of January 1, 2009 through April 24, 2009 (account closed).

23 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

24 For the period of January 1, 2009 through February 20, 2009 (account closed).

25 For the period of January 1, 2009 through December 4, 2009 (account closed).

26 For the period of May 19, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

27 Commencement of operations was May 4, 2007; first activity in 2009.

28 For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

29 For the period of October 13, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

30 Commencement of operations was May 1, 2008; first activity in 2009.

31 For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

32 For the period of March 24, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

33 For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

34 For the period of June 22, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

11. SUBSEQUENT EVENTS

On March 22, 2010, the name of Delaware VIP Growth Opportunities Series (SC) was changed to Delaware VIP Smid cap Growth Series (SC).

On April 19, the name of Dreyfus VIF Developing Leaders Portfolio (Initial Shares) was changed to Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio (Initial Shares).

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 26, 2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Revenues:
Premiums and annuity considerations	$134,246	$122,733	$110,616
Net investment income (loss) (1) (Note 7)	2,582,307	(1,970,368)	1,060,485
Net derivative loss(2) (Note 4)	(39,902)	(605,458)	(189,650)
Net realized investment (losses) gains, excluding impairment losses on available-for-sale securities (Note 6)	(36,675)	3,801	7,044
Other-than-temporary impairment losses (3) (Note 4)	(4,834)	(41,864)	(68,092)
Fee and other income	385,836	449,991	474,554
Subordinated notes early redemption premium	-	-	25,578

Total revenues	3,020,978	(2,041,165)	1,420,535

Benefits and expenses:
Interest credited	385,768	531,276	625,328
Interest expense	39,780	60,285	92,890
Policyowner benefits	110,439	391,093	227,040
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	1,024,661	(1,045,640)	185,587
Goodwill impairment	-	701,450	-
Other operating expenses	248,156	261,819	276,769
Partnership capital securities early redemption payment	-	-	25,578

Total benefits and expenses	1,808,804	900,283	1,433,192

Income (loss) from continuing operations before income tax expense (benefit)	1,212,174	(2,941,448)	(12,657)

Income tax expense (benefit):
Federal	335,455	(815,949)	(29,126)
State	194	6	431
Income tax expense (benefit) (Note 11)	335,649	(815,943)	(28,695)

Net income (loss) from continuing operations	876,525	(2,125,505)	16,038

Income (loss) from discontinued operations, net of tax (Note 2)	104,971	(109,336)	8,984

Net income (loss)	$981,496	$(2,234,841)	$25,022

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $2,086.7 million, $(2,603.7) million and $(89.2) million for the years ended December 31, 2009, 2008 and 2007, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $4.8 million other-than-temporary impairment (“OTTI”) losses for year ended December 31, 2009 represent solely credit losses.  The Company incurred no non-credit OTTI losses during the year ended December 31, 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income (loss) for the period.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2009	December 31, 2008
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,121,424 and $782,861 in 2009 and 2008, respectively) (Note 4)	$1,175,516	$674,020
Trading fixed maturity securities, at fair value (amortized cost of $12,042,961 and $14,909,429 in 2009 and 2008, respectively) (Note 4)	11,130,522	11,762,146
Short-term investments (Note 1)	1,267,311	599,481
Mortgage loans (Note 4)	1,911,961	2,083,003
Derivative instruments – receivable (Note 4)	259,227	727,103
Limited partnerships	51,656	78,289
Real estate (Note 4)	202,277	201,470
Policy loans	722,590	729,407
Other invested assets	47,421	211,431
Cash and cash equivalents (Note 1)	1,804,208	1,024,668
Total investments and cash	18,572,689	18,091,018

Accrued investment income	230,591	282,564
Deferred policy acquisition costs (Note 14)	2,173,642	2,862,401
Value of business and customer renewals acquired (Note 15)	168,845	179,825
Net deferred tax asset (Note 11)	549,764	856,845
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	12,611	7,548
Reinsurance receivable	2,350,207	3,076,615
Other assets (Note 1)	183,963	222,840
Separate account assets (Note 1)	23,326,323	20,531,724

Total assets	$47,575,934	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,709,589	$17,545,721
Future contract and policy benefits	815,638	1,014,688
Payable for investments purchased	88,131	363,513
Accrued expenses and taxes	61,903	118,671
Debt payable to affiliates (Note 3)	883,000	1,998,000
Reinsurance payable	2,231,764	1,650,821
Derivative instruments – payable (Note 4)	572,910	1,494,341
Other liabilities	280,224	605,945
Separate account liabilities	23,326,323	20,531,724

Total liabilities	44,969,482	45,323,424

Commitments and contingencies (Note 21)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2009 and 2008	6,437	6,437
Additional paid-in capital	3,527,677	2,872,242
Accumulated other comprehensive income (loss) (Note 20)	35,244	(129,884)
Accumulated deficit	(962,906)	(1,953,540)

Total stockholder’s equity	2,606,452	795,255

Total liabilities and stockholder’s equity	$47,575,934	$46,118,679

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Net income (loss)	$981,496	$(2,234,841)	$25,022

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available for- sale securities, net of tax and policyholder amounts (1)	113,278	(84,234)	(119,775)
Reclassification adjustment for OTTI losses, net of tax (2)	202	-	-
Change in pension and other postretirement plan adjustments, net of tax (3)	10,231	(66,998)	11,197
Reclassification adjustments of net realized investment losses into net income (loss)(4)	3,117	25,718	2,145
Other comprehensive income (loss)	126,828	(125,514)	(106,433)

Comprehensive income (loss)	$1,108,324	$(2,360,355)	$(81,411)

(1)	Net of tax (expense) benefit of $(60.1) million, $45.4 million and $64.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) benefit of $(5.5) million, $36.1 million and $(6.0) million for the years ended December 31, 2009, 2008 and 2007, respectively.
(4)	Net of tax expense of $1.7 million, $13.8 million and $1.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss) (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2006	$6,437	$2,143,408	$14,030	$339,479	$2,503,354

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 740, net of tax (2)	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (3)	-	-	88,033	(88,376)	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(4)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1 and 2)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	$6,437	$3,527,677	$35,244	$(962,906)	$2,606,452

(1)	As of December 31, 2009, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income (loss) was $8.9 million.
(2)	FASB ASC Topic 740, “Income Taxes.”
(3)	FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825 “Financial Instruments.”
(4)	FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Operating Activities:
Net income (loss) from operations	$981,496	$(2,234,841)	$25,022

Adjustments to reconcile net income(loss) to net cash provided by operating activities:
Net amortization of premiums on investments	(689)	29,871	40,854
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	1,024,661	(1,045,640)	185,587
Depreciation and amortization	5,535	6,711	7,460
Net (gain) loss on derivatives	(96,041)	554,898	128,260
Net realized losses and OTTI credit losses on available- for-sale investments	41,509	38,063	61,048
Net (increase) decrease in fair value of trading investments	(2,086,740)	2,603,748	89,159
Net realized losses (gains) on trading investments	367,337	354,991	(3,438)
Undistributed loss (income) on private equity limited partnerships	9,207	(9,796)	(23,027)
Interest credited to contractholder deposits	385,768	531,276	625,328
Goodwill impairment	-	701,450	-
Deferred federal income taxes	295,608	(698,437)	(113,692)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, and value of business and customer renewals acquired	(346,900)	(282,409)	(361,114)
Accrued investment income	36,736	18,079	5,813
Net change in reinsurance receivable/payable	209,637	216,282	681,427
Future contract and policy benefits	(125,992)	141,658	42,858
Other, net	(243,369)	149,390	(114,640)
Adjustments related to discontinued operations	(288,018)	4,315	(501,909)
Net cash provided by operating activities	169,745	1,079,609	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	113,478	101,757	4,252,780
Trading fixed maturity securities	2,097,054	1,808,498	728,633
Mortgage loans	143,493	294,610	355,146
Real estate	-	1,141	-
Other invested assets	(207,548)	692,157	667,683
Redemption of subordinated note from affiliates	-	-	600,000
Purchases of:
Available-for-sale fixed maturity securities	(347,139)	(129,474)	(2,557,841)
Trading fixed maturity securities	(867,310)	(2,175,143)	(829,469)
Mortgage loans	(17,518)	(58,935)	(399,566)
Real estate	(4,702)	(5,414)	(19,439)
Other invested assets	(106,277)	(122,447)	(57,864)
Early redemption premium	-	-	25,578
Net change in other investments	(183,512)	(349,964)	(361,781)
Net change in policy loans	6,817	(16,774)	(3,007)
Net change in short-term investments	(722,821)	(599,481)	-

Net cash (used in) provided by investing activities	$(95,985)	$(559,469)	$2,400,853
Continued on next page
The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,795,939	$2,190,099	$1,924,784
Withdrawals from contractholder deposit funds	(3,011,499)	(3,616,458)	(4,533,405)
Repayments of debt	-	(122,000)	(980,000)
Debt proceeds	200,000	175,000	1,000,000
Capital contribution from Parent	748,652	725,000	-
Early redemption payment	-	-	(25,578)
Other, net	(27,312)	(16,814)	29,971
Net cash provided by (used in) financing activities	705,780	(665,173)	(2,584,228)

Net change in cash and cash equivalents	779,540	(145,033)	591,621

Cash and cash equivalents, beginning of year	1,024,668	1,169,701	578,080

Cash and cash equivalents, end of year	$1,804,208	$1,024,668	$1,169,701

Supplemental Cash Flow Information
Interest paid	$47,151	$109,532	$73,116
Income taxes paid (refunded)	$21,144	$(113,194)	$(16,281)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is described more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.  The Company did not pay any cash dividends to the Parent in 2009.

On November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposit funds, future contract and policy benefits of $20.4 million, funds withheld assets of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any cash dividends to the Parent in 2008 and 2007.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2009, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC (“DELRE Holdings.”)

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009, 2008 and 2007, was $105.0 million, $(109.3) million and $9.0 million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB ASC Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  During the year ended, December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made payments of $17.6 million to the swap counterparty.  The CARS Trust made no payment during the year ended December 31, 2008.  At December 31, 2009 and 2008, the fair value of the credit default swap was $34.3 million and $42.1 million, respectively.  As of December 31, 2009, the maximum future payments the CARS Trust could be required to make is $37.4 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2009 and 2008, the fair value of the assets held as collateral by the CARS Trust was $35.3 million and $42.3 million, respectively.

The Company had a greater than or equal to 20%, but less than 50%, interest in four variable interest entities (“VIEs”) at December 31, 2009.  The Company is a creditor in three trusts and one special purpose corporation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $8.3 million at December 31, 2009.  The investments in these VIEs mature at various dates through January 2028.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FASB ASC Topic 810.  See Note 4 for information with respect to leveraged leases.

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturity securities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investment, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalent and short-term investments are held at amortized cost, which approximates fair value.

Immaterial Restatement

Subsequent to the issuance of the Company’s 2008 financial statements, the Company’s management determined certain investments with maturities at the date of purchase of greater than three months but less than one year were improperly classified as cash and cash equivalents.  As a result, the consolidated balance sheet as of December 31, 2008 has been restated to reclassify $599,481 from cash and cash equivalents to short term investments.  In addition, the consolidated statement of cash flows for the year ended December 31, 2008 has been restated as follows:

As Previously
	Reported	Adjustment	As Restated
Net change in short-term investments	$ -	$ (599,481)	$ (599,481)
Net cash provided by (used in ) investing activities	$ 40,012	$ (599,481)	$ (559,469)

Net change in cash and cash equivalents	$ 454,448	$ (599,481)	$ (145,033)
Cash and cash equivalents, end of year	$ 1,624,149	$ (599,481)	$ 1,024,668

The effects of these corrections have also been reflected in the accompanying notes, where applicable.  The Company determined that these errors were not material to its previously issued consolidated financial statements.  The Company will correct its 2009 interim condensed consolidated financial statements for similar errors when it files its 2010 interim condensed consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, independent non-binding broker quotes, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”), are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  CMOs and ABS are priced using fair value models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturity securities, fair values are estimated using models, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturity securities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories: credit loss and non-credit loss.  The credit loss portion is charged to net realized investment (losses) gains in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

Prior to the adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss would also be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Refer to Note 4 of the Company’s consolidated financial statements for further detail about the Company’s recognition and disclosure of OTTI loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Fixed Maturity Securities (continued)

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.3 million and $4.6 million for the year ended December 31, 2009 and 2008, respectively, if these holdings were performing.  As of December 31, 2009 and 2008, the fair market value of holdings for issuers in default was $26.0 million and $17.9 million, respectively.

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost, net of provisions for estimated losses.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of depreciated cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Certain other-than-temporary losses on available-for-sale securities and changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.  See Note 7.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC, is higher than the present value of future expected gross profits.  During the year ended December 31, 2009, the Company wrote down DAC by $326.9 million as a result of loss recognition related to certain annuity products.  See Note 14 for the DAC asset roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of  FASB ASC Topic 825 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of FASB ASC Topic 825, the net change in the market value of the securities supporting policyholder liabilities is recorded in the Company’s consolidated statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the Company’s consolidated statement of operations effective January 1, 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport, and from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007 (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  See Note 15 for the combined VOBA and VOCRA asset roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer, effective May 31, 2007.  Goodwill is allocated to the Group Segment in the Company’s subsidiary, SLNY. In accordance with FASB ASC Topic 350, “Intangibles-Goodwill, and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2009 and concluded that this asset was not impaired.

During 2008, the Company, after it performed its required impairment assessment of goodwill, concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter of 2008, which represented the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge was allocated to the Wealth Management Segment.

OTHER ASSETS

The Company’s other assets are comprised primarily of property, equipment, leasehold improvements, capitalized software costs and intangible assets.  Property, equipment, leasehold improvements and capitalized software costs that are included in other assets in the Company’s consolidated balance sheet are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million, $1.3 million and $2.5 million for years ended December 31, 2009, 2008 and 2007, respectively.  Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB.”)  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2009 and 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC
Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740 “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  See Note 11.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and
➢
The activity related to the GMDB, guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In August 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (the “SEC”) filers to disclose the date through which subsequent events have been evaluated.  The ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 944, which were issued in May 2008.  The scope of this interpretation is limited to financial guarantee insurance (and reinsurance) contracts issued by insurance enterprises.  This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this guidance.  The adoption of this portion of FASB ASC Topic 944 on January 1, 2009, did not have an impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The new disclosures are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 810, which were issued in December 2007.  Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent.  This guidance establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  This portion of FASB ASC Topic 810 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance.  Accordingly, the adoption of these aspects of FASB ASC Topic 810 on January 1, 2009 did not have an impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

➢	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

➢
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢	Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company will include the new disclosures prospectively, as required.

In June 2009, the FASB issued SFAS No. 166 “Accounting for Transfers of Financial Assets.”  This statement amends FASB ASC Topic 860, “Transfers and Servicing,” portions of which were previously issued as SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  SFAS No. 166 amends and expands disclosures about the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  SFAS No. 166 amends the derecognition accounting and disclosure guidance relating to SFAS No. 140 and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether it must be consolidated in accordance with SFAS No. 167, “Amendments to FASB Interpretation No. 46(R).”  SFAS No. 166 is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 166 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, which amends the consolidation guidance of FIN 46(R) and will become part of FASB ASC TOPIC 810.  The amendments to the consolidation guidance affect all entities currently within the scope of FIN 46(R), as well as QSPEs, as the concept of these entities was eliminated in SFAS No. 166.  SFAS No. 167 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 167 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont, to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

	2009	2008
Assets:
Total investments and cash	$1,602,733	$1,170,565
Deferred policy acquisition costs	139,702	73,958
Reinsurance receivable	902,957	1,125,408
Other assets	12,698	15,173
Total assets	$2,658,090	$2,385,104

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610	$813,387
Future contract and policy benefits	87,830	73,058
Debt payable to affiliates	1,315,000	1,115,000
Net deferred tax liability	171,413	82,363
Derivative instruments - payable	19,617	167,215
Other liabilities	181,750	84,184

Total liabilities	$2,563,220	$2,335,207
The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008	2007

Total revenues	$191,965	$29,031	$39,983
Total benefits and expenses	46,304	181,407	26,162
Income (loss) before income taxes	145,661	(152,376)	13,821
Income tax expense (benefit)	40,690	(43,040)	4,837

Net income (loss)	$104,971	$(109,336)	$8,984

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under the SLHIC to SLNY asset transfer.  These agreements, in accordance with FASB ASC Topic 805 were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $39 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with affiliates not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable at the inception of the transaction of $370.7 million and $329.2 million, respectively.  At December 31, 2009, the reinsurance payable and reinsurance receivable related to this agreement were $422.5 million and $430.5 million, respectively.  See Note 9 for further information regarding the impact of this agreement on the Company’s financial statements.

Effective December 31, 2007, SLNY entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (the “NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, entered into a reinsurance agreement with SLOC, effective November 8, 2007, under which Sun Life Vermont assumed the risks of certain UL policies issued by SLOC through December 31, 2008.  This agreement is described more fully in Note 9.

Capital Transactions

During the years ended December 31, 2009 and 2008, the Company received capital contributions totaling $748.7 million and $725.0 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009 the Company distributed all of the issued and outstanding common stock of Sun Life Vermont in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2009, 2008, or 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holding, Inc. (“U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont has agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2009 and 2008, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $4.5 million and $13.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which would mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2009 and 2008, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2009, 2008 and 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million for the year ended December 31, 2007.  The Company also earned interest income, through the Partnership, of $17.8 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”) due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $11.2 million, $36.5 million, and $51.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $1.3 million, $4.0 million, and $5.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”) due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $10.5 million, $35.7 million, and $50.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $1.2 million, $4.0 million, and $5.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $11.3 million, $36.6 million and $51.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $1.3 million, $4.0 million and $5.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

The account values related to these funding agreements issued to LLC III, LLCII and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	1,257
				$ 883,000	47,921

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as described in Note 10.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property & equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive loss.

Pending regulatory approval, the Company and Sun Life Services entered into an administrative services agreement, effective December 31, 2009, under which Sun Life Services would provide human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company.  Pursuant to this agreement, the Company would reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million, $316.7 million and $301.0 million for the years ended December 31, 2009, 2008 and 2007, respectively, as a reduction to other operating expenses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company’s affiliates and Sun Life Services are in the process of establishing administrative services agreements under which Sun Life Services will provide personnel and certain services to the Company’s affiliates, as requested.  Until such agreements receive regulatory approval, the Company will continue to provide personnel and certain services to affiliates, as described below.

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provided that SLOC would furnish, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $8.9 million, $9.9 million and $14.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $15.5 million, $17.6 million and $16.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.2 million, $24.3 million and $26.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $8.9 million, $17.2 million and $22.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $4.3 million, $2.1 million and $1.9 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company paid $18.2 million, $18.6 million and $15.9 million for the years ended December 31, 2009, 2008 and 2007, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still an affiliate, the Company paid $22.6 million in commission fees to IFMG.

During the years ended December 31, 2009, 2008 and 2007, the Company paid $45.4 million, $23.7 million and $31.3 million, respectively, in distribution fees to SLFD.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million year ended December 31, 2007.  This agreement was terminated on March 2, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.1 million, $10.6 million, and $10.6 million for each of the years ended December 31, 2009, 2008 and 2007, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a market value of $22.4 million.  The Company recorded a pretax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.2 million, $0.8 and $3.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.9 million, $5.9 million and $4.4 million relating to RSUs for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

In 2007, SLNY entered into a series of agreements with SLHIC, through which the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA is fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2009	2008	2007

VOBA	$913	$782	$5,928
VOCRA	$4,063	$4,627	$1,854

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 966	$ 42	$ (19)	$ -	$ 989
Residential mortgage-backed securities	45,531	2,170	-	-	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	-	16,080
Foreign government & agency securities	728	39	(7)	-	760
U.S. treasury and agency securities	38,063	1,156	(88)	-	39,131
Total non-corporate securities	103,854	3,521	(2,714)	-	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$ 1,121,424	$ 89,547	$ (21,707)	$ (13,748)	$ 1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 658,864	$ 6,766	$(198,367)	$ 467,263
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	-	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$ 12,042,961	$ 364,192	$(1,276,631)	$11,130,522

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (loss) (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2008, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Value

Non-corporate securities:
Collateralized mortgage obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage-backed securities	40,107	1,060	(17)	41,150
Foreign government & agency securities	509	-	(37)	472
U.S. treasury and agency securities	61,824	13,262	(105)	74,981
Total non-corporate securities	124,944	14,416	(4,648)	134,712

Corporate securities	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturity securities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value

Non-corporate securities:
Asset-backed securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized mortgage obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage-backed securities	213,175	4,579	(325)	217,429
Foreign government & agency securities	110,991	1,972	(3,788)	109,175
U.S. treasury and agency securities	484,910	36,528	(18,332)	503,106
Total non-corporate securities	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturity securities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 39,373	$ 41,743
Due after one year through five years	333,268	385,510
Due after five years through ten years	139,390	154,281
Due after ten years	544,330	529,212
Subtotal – Maturities of available-for-sale fixed securities	1,056,361	1,110,746
ABS, RMBS and CMBS securities (1)	65,063	64,770
Total available-for-sale fixed securities	$1,121,424	$1,175,516

Maturities of trading fixed securities:
Due in one year or less	$ 507,350	$ 515,137
Due after one year through five years	4,356,611	4,452,004
Due after five years through ten years	2,647,391	2,653,454
Due after ten years	1,462,627	1,362,844
Subtotal – Maturities of trading fixed securities	8,973,979	8,983,439
ABS, RMBS and CMBS securities(1)	3,068,982	2,147,083
Total trading fixed securities	$ 12,042,961	$11,130,522

(1)	ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $50.0 million, $14.0 million and $51.6 million and gross losses of $57.5 million, $161.2 million and $52.3 million were realized on the sale of fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively.

Fixed maturity securities with an amortized cost of approximately $12.4 million at December 31, 2009 and 2008, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2009 and 2008, 91.1% and 94.6%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations.  During 2009, 2008 and 2007, the Company incurred realized losses totaling $4.8 million, $41.9 million and $68.1 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Asset-backed securities	$ -	$ -	$ 37	$ (19)	$ 37	$ (19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	-	-	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	-	-	16,942	(88)
Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$ 101,408	$ (6,297)	$ 190,276	$ (29,158)	$ 291,684	$ (35,455)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Collateralized mortgage obligations	$ 2,967	$ (1,162)	$ 12,739	$ (3,327)	$ 15,706	$ (4,489)
Mortgage-backed securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. treasury and agency securities	1,855	(105)	-	-	1,855	(105)
Foreign government & agency securities	473	(37)	-	-	473	(37)
Corporate securities	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,177	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI, at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Asset-backed securities	-	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	-	1	1
U.S. treasury and agency securities	2	-	2
Corporate securities	41	86	127

Total	44	96	140

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Corporate securities	143	133	276
Collateralized mortgage obligations	8	10	18
Mortgage-backed securities	2	6	8
U.S. treasury and agency securities	2	-	2
Foreign government & agency securities	1	-	1

Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

As described in Note 1, the Company presents and discloses OTTI on available-for-sale securities in accordance with FASB ASC Topic 320, beginning on April 1, 2009.  Available-for-sale securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential other-than-temporary impairment.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, credit loss and non-credit loss.  The credit loss portion is charged to net realized investment losses in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from its investment and finance functions which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows. For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income (loss).

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325.  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

For securities that are determined to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, the near-term prospects of the issuer, and the issuer's relative liquidity, among other factors.

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $4.8 million for the year ended December 31, 2009 on its available-for-sale fixed maturity securities.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments were driven primarily by adverse financial conditions of the issuers.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale debt securities held on the date of transition, April 1, 2009, for which a portion of the OTTI was also recognized in other comprehensive income (loss).

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$ -
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$ 9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2009	2008

Total mortgage loans	$ 1,911,961	$ 2,083,003

Real estate:
Held for production of income	202,277	201,470
Total real estate	$ 202,277	$ 201,470

Total mortgage loans and real estate	$ 2,114,238	$ 2,284,473

Accumulated depreciation on real estate was $40.6 million and $36.7 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  The specific allowance for loan loss was $17.3 million and $3.0 million at December 31, 2009 and 2008, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $25.5 million and $0.0 million at December 31, 2009 and 2008, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

The following tables set forth the distribution of the Company’s mortgage loans by credit quality and the allowance for loan loss at December 31:

	Gross Carrying Value
	2009	2008

Current loans	$ 1,711,865	$ 2,039,687
Past due loans:
Less than 90 days	26,953	22,391
Between 90 and 179 days	-	-
180 days or more	-	-
Impaired	215,925	23,925
Balance, at December 31	$ 1,954,743	$ 2,086,003

	Allowance for Loan Loss
	2009	2008

General allowance	$ 25,500	$ -
Specific allowance	17,282	3,000
Total	$ 42,782	$ 3,000

Included in the $215.9 million and $23.9 million of impaired mortgage loans at December 31, 2009 and 2008, are $134.9 million and $0.0 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2009	2008	2007

Average investment	$121,500	$11,963	$3,791
Interest income	$897	$-	$-
Cash receipts on interest	$897	$-	$-

The activity in the allowance for loan loss was as follows:

	2009	2008	2007

Balance at January 1	$3,000	$3,288	$3,928
Provisions for allowance	40,050	3,000	-
Recoveries	(268)	(3,288)	(640)
Balance at December 31	$42,782	$3,000	$3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2009	2008
Property Type:
Office building	$ 638,603	$ 763,405
Residential	-	198
Retail	808,125	923,592
Industrial/warehouse	241,627	262,436
Apartment	100,435	106,362
Other	368,230	231,480
Allowance for loan losses	(42,782)	(3,000)
Total	$ 2,114,238	$ 2,284,473

	2009	2008
Geographic region:
Arizona	$ 53,470	$ 55,987
California	114,196	124,004
Florida	217,614	229,681
Georgia	57,861	62,418
Maryland	46,412	52,202
Massachusetts	116,025	120,059
Missouri	58,523	61,293
New York	305,810	328,439
Ohio	135,088	145,192
Pennsylvania	110,758	118,744
Texas	325,234	340,082
Washington	52,353	56,547
Other (1)	563,676	592,825
Allowance for loan losses	(42,782)	(3,000)
Total	$ 2,114,238	$ 2,284,473

(1)	Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2009 and 2008, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2009, scheduled mortgage loan maturities were as follows:

2010	$ 38,043
2011	110,980
2012	69,075
2013	114,869
2014	195,280
Thereafter	1,409,214
General allowance	(25,500)
Total	$ 1,911,961

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $51.0 million and $2.0 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participated in a securities lending program to generate additional income, whereby certain fixed maturity securities were loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provided collateral of 102% of the market value of the loaned securities.  The Company generally accepted cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnified the Company against borrower defaults.  As of December 31, 2009, the Company no longer participates in the securities lending program.

As of December 31, 2008, the fair value of the loaned securities was approximately $175.0 million, and was included in available-for-sale fixed maturity securities, and cash and cash equivalents in the Company’s consolidated balance sheet.  The Company recorded cash collateral relating to the securities lending program in the amount of $183.5 million as of December 31, 2008, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company recorded the collateral investments at fair value in the consolidated balance sheet as part other invested assets.  The fair value of the collateral investments at December 31, 2008 was $179.9 million.

The Company earned income from the reinvestment of the cash collateral.  The Company recorded pre-tax income from securities lending transactions, net of lending fees, of $0.7 million, $2.6 million and $2.2 million for the years ended December 31, 2009, 2008 and 2007, respectively, which was included in net investment income (loss) in the consolidated statements of operations.

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee has elected to exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets in the Company’s consolidated balance sheets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2009	2008
Lease contract receivable	$ 1,247	$ 7,042
Less: non-recourse debt	-	-
Net receivable	1,247	7,042
Estimated value of leased assets	20,795	20,795
Less: Unearned and deferred income	(731)	(2,373)
Investment in leveraged leases	21,311	25,464
Less: Fees	(12)	(37)
Net investment in leveraged leases	$ 21,299	$ 25,427

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.8 million, and $18.2 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancements such as mutual put features and collateral are used to improve the credit risk of longer term derivative contracts.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals and are based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates. The net payment is recorded as a component of net derivative loss in the consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g. fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap, as the seller of credit protection, to the credit performance of a portfolio of corporate reference entities.  See Note 1 for additional information on the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and domestic variable annuity products with GMDB and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  Unlike futures, however, these options require initial cash outlays. The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives require bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  See Note 9 for further information regarding derivatives embedded in reinsurance contracts; see Note 13 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions:

	As of December 31, 2009		As of December 31, 2008
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	102	$ 8,883,000	218	$ 14,036,100
Currency swaps	10	351,740	14	408,773
Credit default swaps	1	55,000	1	55,000
Equity swaps	2	4,908	2	4,908
Swaptions	5	1,150,000	5	1,150,000
Futures (1)	(13,811)	2,378,216	927	1,991,840
Index call options	7,345	1,313,381	8,081	1,166,148
Index put options	7,100	682,499	5,500	591,385
Total	754	$ 14,818,744	14,748	$ 19,404,154

(1)  The negative amount represents the Company’s short position

Since December 31, 2008, short future and index put option positions have been added to hedge against potential adverse movements in the stock market as the U.S. economy continues to recover. Correspondingly, index call options have been reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure at December 31, 2009.  With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.

	At December 31, 2009
	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)

Interest rate contracts	$ 130,178	$ 532,401
Foreign currency contracts	56,032	905
Equity contracts	58,692	-
Credit contracts	-	34,349
Futures (b)	14,325	5,255
Derivative instruments	259,227	572,910
Embedded derivatives (c)	11,308	417,764
Total	$ 270,535	$ 990,674

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Futures include both interest rate and equity price risks.
(c)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains and losses by derivative type for the years ended December 31:

	2009	2008	2007

Interest rate contracts	$ 143,402	$ (501,413)	$ (259,230)
Foreign currency contracts	(12,116)	28,078	9,714
Equity contracts	(71,865)	(53,397)	41,328
Credit contracts	(9,855)	(35,149)	(6,432)
Futures	(328,595)	35,447	41,915
Embedded derivatives	239,127	(79,024)	(16,945)
Net derivative loss from continuing operations	$ (39,902)	$ (605,458)	$ (189,650)
Net derivative income (loss) from discontinued operations	$ 216,956	$ (266,086)	$ (3,474)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty are monitored closely, as well as counterparty credit ratings.  All contracts are held with counterparties rated A- or higher.  As of December 31, 2009, the Company’s liability positions were linked to a total of 14 counterparties, of which the largest single unaffiliated counterparty payable had credit exposure of $74.0 million to the company.  As of December 31, 2009, the Company’s asset positions were linked to a total of 18 counterparties, of which the largest single unaffiliated counterparty receivable had credit exposure of $125.4 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships may also include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross transaction netting, or minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2009 was approximately $572.9 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds will also be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2009, the Company would be expected to settle a net obligation of approximately $174.8 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted with the Company.

At December 31, 2009, the Company had collateral of $236.6 million pledged to counterparties, including a combination of cash and U.S. treasury securities and other collateral. The Company was holding cash collateral posted by counterparties of $97.8 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  FASB ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with FASB ASC Topic 820, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  During the year ended December 31, 2009, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS, ABS, CMO, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain derivatives.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS, ABS, CMO, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed securities	$-	$952	$37	$989
Residential mortgage-backed securities	-	47,701	-	47,701
Commercial mortgage-backed securities	-	14,150	1,930	16,080
Foreign government & agency securities	-	760	-	760
U.S. treasury and agency securities	39,131	-	-	39,131
Corporate securities	-	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities
Asset-backed securities	-	355,613	111,650	467,263
Residential mortgage-backed securities	-	886,340	154,551	1,040,891
Commercial mortgage-backed securities	-	624,845	14,084	638,929
Foreign government & agency securities	-	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	-	537,530
Corporate securities	-	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Short-term investments (Note 1)	1,267,311	-	-	1,267,311
Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	-	20,448
Cash and cash equivalents	1,804,208	-	-	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets
Separate account assets (1) (2) (3)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(2)	Excludes $501.0 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.
(3)
During the first quarter of 2009, the Company transferred certain mutual funds held in the separate accounts from Level 2 to Level 1, as the funds are priced based on the net asset value (“NAV”) for identical products sold in the market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	-	-	81,669	81,669
Derivatives embedded in reinsurance contracts	-	15,035	-	15,035
Fixed index annuities	-	-	140,966	140,966
Total other policy liabilities	-	15,035	391,421	406,456

Derivative instruments – payable	5,256	533,305	34,349	572,910

Other liabilities
Bank overdrafts	60,037	-	-	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)
The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government & agency securities	-	472	-	472
U.S. treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturity securities	56,478	605,188	12,354	674,020

Trading fixed maturity securities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign government & agency securities	-	84,615	9,200	93,815
U.S. states and political subdivisions securities	-	528	-	528
U.S. treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturity securities	445,732	10,710,456	605,958	11,762,146

Short-term investments (Note 1)	599,481	-	-	599,481
Derivative instruments – receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,024,668	-	-	1,024,668
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value for separate account assets.
(2)	Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed securities	$ -	$ (54)	$ 15	$ -	$ 76	$ 37	$ -
Collateralized mortgage obligations	3,046	-	-	-	(3,046)	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,420	(197)	(920)	-	1,627	1,930	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	-
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	-

Trading fixed maturity securities
Asset-backed securities	145,267	21,788	-	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	-	-	-	(116,572)	-	-
Residential mortgage-backed securities	-	7,921	-	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	-	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	-	-	6,160	15,323	1,474
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,505	15,520	-	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	-	(27,300)	(210,199)	403,494	164,241

Short-term investments	-	-	-	-	-	-	-
Derivative instruments – receivable	2,668	281	-	5,872	-	8,821	281
Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets
Separate account assets (1)	801,873	39,974	-	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$ 75,339	$ 881	$ (271,692)	$ (257,322)	$ 970,059	$ 304,156

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$ 335,612	$ (242,898)	$ -	$ 76,072	$ -	$ 168,786	$ (231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	-	21,853	-	81,669	(290,795)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	106,619	11,703	-	22,644	-	140,966	16,622
Total other policy liabilities	800,835	(529,983)	-	120,569	-	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	-	-	-	34,349	(7,717)

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 842,901	$ (537,700)	$ -	$ 120,569	$ -	$ 425,770	$ (513,164)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$ 4,330	$ (591)	$ (1,990)	$ -	$ 2,717	$ 4,466	$ -
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturity securities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-
							-
Trading fixed maturity securities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign government & agency securities	63,331	(1,250)	-	-	(52,881)	9,200	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturity securities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Short-term investments	-	-	-	-	-	-	-
Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	$ 3,073,001	$(1,086,702)	$ (6,798)	$ 202,683	$ (759,331)	$1,422,853	$ (882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$ 10,151	$ 296,048	$ -	$ 29,413	$ -	$ 335,612	$ 297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 436,444	$ 376,650	$ -	$ 29,807	$ -	$ 842,901	$ 437,001

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection Segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option

FASB ASC Topic 825 provides entities the option to measure certain financial assets and financial liabilities at fair value (the “FV Option”) with changes in fair value recognized in earnings each period.  FASB ASC Topic 825 also permits the FV Option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  As of January 1, 2008, the Company elected to apply the provisions of FASB ASC Topic 825 for fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and were reclassified as trading fixed maturity securities, on January 1, 2008.

The Company adopted the FV Option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the consolidated statements of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the consolidated statements of operations, due to the election of the FV Option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV Option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

Effective January 1, 2008, in accordance with FASB ASC Topic 825 and FASB ASC Topic 230 “Statement of Cash Flows,” the Company changed the presentation of purchases and sales of its fixed maturity securities designated as trading in the statement of cash flows to be in line with the nature and purpose for which those securities were acquired, which was to not sell them in the near-term.  Purchases and sales of these securities are reported gross in the investing activities section of the consolidated statements of cash flows.

Investment income for both trading and available-for-sale fixed maturity securities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income (loss) in the consolidated statements of operations.

As a result of the adoption of FASB ASC Topic 825, the Company recorded an increase to opening accumulated other comprehensive loss and a decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

6. NET REALIZED INVESTMENT (LOSSES) GAINS

Net realized investment (losses) gains on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities	$ 2,912	$ 2,162	$ (4,107)
Equity securities	-	-	395
Mortgage and other loans	(43,148)	538	780
Real estate	-	431	-
Other invested assets	1,289	175	(32)
Sales of previously impaired assets	2,272	495	10,008

Net realized investment (losses) gains from continuing operations	$ (36,675)	$ 3,801	$ 7,044
Net realized investment gains from discontinued operations	$ -	$ 178	$ -

7. NET INVESTMENT INCOME (LOSS)

Net investment income (loss) by asset class consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities – Interest and other income	$ 822,599	$ 859,252	$ 989,619
Fixed maturity securities – Change in fair value and net realized gains (losses) on trading securities	1,736,975	(2,958,739)	(85,721)
Mortgages and other loans	121,531	134,279	153,224
Real estate	7,735	8,575	9,347
Policy loans	44,862	44,601	43,708
Income ceded under funds withheld reinsurance agreements	(139,168)	(63,513)	(78,246)
Other	3,948	23,841	44,450
Gross investment income (loss)	2,598,482	(1,951,704)	1,076,381
Less: Investment expenses	16,175	18,664	15,896
Net investment income (loss) from continuing operations	2,582,307	$ (1,970,368)	$ 1,060,485
Net investment loss from discontinued operations	$ (24,956)	$ (180,533)	$ (38,107)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.  The ceded investment income relates to the funds withheld reinsurance agreement between the Company and certain affiliates and is further described in Note 9, in the section pertaining to the Individual Protection Segment.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC Topic 825 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2009		2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,804,208	$ 1,804,208	$ 1,024,668	$ 1,024,668
Fixed maturity securities	12,306,038	12,306,038	12,436,166	12,436,166
Short-term investments (Note 1)	1,267,311	1,267,311	599,481	599,481
Mortgage loans	1,911,961	1,937,199	2,083,003	2,083,089
Derivative instruments –receivables	259,227	259,277	727,103	727,103
Policy loans	722,590	837,029	729,407	768,658
Other invested assets	20,448	20,448	179,945	179,945
Separate accounts	23,326,323	23,326,323	20,531,724	20,531,724

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,104,892	13,745,774	14,292,665	13,256,964
Derivative instruments – payables	572,910	572,910	1,494,341	1,494,341
Long-term debt to affiliates	883,000	883,000	1,998,000	1,998,000
Other liabilities	60,037	60,037	87,534	87,534
Separate accounts	23,326,323	23,326,323	20,531,724	20,531,724

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash, cash equivalents and short-term investments: The carrying value for cash, cash equivalents and short-term investments approximates fair values due to the short-term nature and liquidity of the balances.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturity securities: The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMO, RMBS, CMBS and ABS, are priced using a fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company’s CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMO and ABS are priced using models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS, CMBS and CMO.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company also uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. The counterparty or the Company’s credit spreads from bond yields are used where no observable credit default swap spreads are available.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also takes into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets:  This financial instrument primarily consists of equity securities for which the fair value is based on quoted market prices. Other invested assets primarily included certain cash instruments and fixed maturity securities, which were purchased using cash collateral related to a securities lending program in which the Company participated prior to December 31, 2009.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending program is as explained in the fair value of fixed maturity securities above.  At December 31, 2008, the Company recorded the collateral investment at fair value in the consolidated balance sheets in other invested assets.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2009	2008	2007

Premiums and annuity considerations:
Direct	$86,671	$67,938	$62,645
Assumed	52,856	58,961	50,986
Ceded	(5,281)	(4,166)	(3,015)
Net premiums and annuity considerations from continuing operations	$134,246	$122,733	$110,616
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Fee and other income:
Direct	$581,868	$608,066	$598,277
Assumed	-	-	-
Ceded	(196,032)	(158,075)	(123,723)
Net fee and other income from continuing operations	$385,836	$449,991	$474,554
Net fee and other income related to discontinued operations	$(49,947)	$114,762	$5,350

Interest credited:
Direct	$472,275	$601,435	$693,665
Assumed	7,801	8,484	9,580
Ceded	(94,308)	(78,643)	(77,917)
Net interest credited from continuing operations	$385,768	$531,276	$625,328
Net interest credited related to discontinued operations	$34,216	$30,350	$4,495

Policyowner benefits:
Direct	$265,021	$482,737	$260,008
Assumed	38,313	42,662	27,985
Ceded	(192,895)	(134,306)	(60,953)
Net policyowner benefits from continuing operations	$110,439	$391,093	$227,040
Net policyowner benefits related to discontinued operations	$13,267	$52,424	$2,445

Other operating expenses:
Direct	$282,502	$268,253	$274,669
Assumed	6,129	5,386	4,583
Ceded	(40,475)	(11,820)	(2,483)
Net other operating expenses from continuing operations	$248,156	$261,819	$276,769
Net other operating expenses related to discontinued operations	$10,436	$27,527	$7,046

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company’s business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively.  This entire block of business is reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivables	$1,540,697	$1,560,946
Other assets	-	38,998

Liabilities Contractholder deposit funds and other policy liabilities	1,493,145	1,428,331
Future contract and policy benefits	2,104	-
Reinsurance payable	1,603,711	1,509,989

The funds withheld assets of $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $10.6 million and $130.6 million at December 31, 2009 and 2008, respectively.  The significant decline in the fair value of the funds withheld assets during the year ended December 31, 2008 increased the fair value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheets.  The recovery in the fair value of funds withheld assets during the year ended December 31, 2009 decreased the fair value of the embedded derivative.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(120.0) million and $130.6 million for the years ended December 31, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $126.6 million, $60.3 million and $78.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.  The Company also reduced interest credited by $73.9 million, $74.8 million and $74.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.  In addition, the Company increased net investment income, relating to an experience rate refund under the reinsurance agreement with SLOC, by $5.2 million, $5.3 million and $8.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection Segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

December 31,
2009
Assets Reinsurance receivable	$422,486

Liabilities Contractholder deposit funds and other policy liabilities	466,899
Reinsurance payable	430,528

At December 31, 2009, reinsurance payable includes a funds withheld liability and a deferred gain of $307.8 million and $118.9 million, respectively.  The funds withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $26.3 million at December 31, 2009 and resulted in a decrease of derivative income by $26.3 million for the year ended December 31, 2009.  The reinsurance agreement decreased revenues by approximately $43.8 million and decreased expenses by $38.4 million for the year ended December 31, 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

As a result of the Company’s disposition of Sun Life Vermont at December 31, 2009, as described in Notes 1 and 2, Sun Life Vermont’s balance sheet is no longer included in the Company’s consolidated balance sheet as of December 31, 2009.  At its inception in November 2007, Sun Life Vermont entered into a reinsurance agreement with SLOC.  Pursuant to this reinsurance agreement, Sun Life Vermont has funded AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont reinsures, on a coinsurance basis, a 100% quota share of SLOC’s risk on the UL policies covered under the reinsurance agreement.  Sun Life Vermont’s obligations are secured in part through a reinsurance trust and in part on a funds-withheld basis.  Pursuant to this agreement, Sun Life Vermont held the following assets and liabilities which were consolidated by the Company at December 31, 2008.

2008
Assets Deferred policy acquisition costs	$73,958
Reinsurance receivable	1,125,408

Liabilities Contractholder deposit funds and other policy liabilities	813,387
Future contract and policy benefits	73,058
Other liabilities	21,529

The funds withheld assets are comprised of bonds, mortgage loans, derivatives, and cash and cash equivalents that are held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to Sun Life Vermont.  Prior to December 31, 2009, the funds withheld assets were reported as reinsurance receivable in the Company’s consolidated balance sheets.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million at December 31, 2008.

The reinsurance agreement (decreased) increased revenues by $(142.8) million, $321.2 million and $29.7 million for the years ended December 31, 2009, 2008 and 2007, respectively, and increased expenses by $23.9 million, $134.0 million and $14.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.  Revenues and expenses related to this reinsurance agreement are included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivables	$103,802	$77,628
Other assets	-	2,676

Liabilities Contractholder deposit funds and other policy liabilities	84,606	63,210
Future contract and policy benefits	10,518	3,162
Reinsurance payable	182,000	140,832
Other liabilities	-	1,057

Reinsurance payable includes a funds withheld liability of $128.4 million and $89.4 million at December 31, 2009 and 2008, respectively; and a deferred gain of $50.3 million and $51.4 million at December 31, 2009 and 2008, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $0.7 million and $12.0 million at December 31, 2009 and 2008, respectively, and (decreased) increased derivative income by $(11.3) million and $12.0 million for the years ended December 31, 2009 and 2008, respectively.

In addition, the activities related to the reinsurance agreement have decreased revenues by $29.0 million and $9.7 million, and decreased expenses by $20.9 million and $11.5 million for the years ended December 31, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $173.9 million and $145.4 million and, also reduced expenses by approximately $168.5 million and $128.3 million for the years ended December 31, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2009 and 2008, SLNY held policyholder liabilities of $30.3 million and $32.8 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $52.9 million, $59.0 million and $51.0 million for the years ended December 31, 2009, 2008 and 2007, respectively, and increased expenses by $44.3 million, $48.6 million and $34.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive loss related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans and under the administrative services agreement with Sun Life Services the annual cost of these benefits will be charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229
Effect of eliminating early measurement date	-	1,982	-	705
Service cost	2,597	3,520	1,754	1,616
Interest cost	17,434	16,617	3,218	3,332
Actuarial loss (gain)	17,861	(3,424)	2,344	(6,729)
Benefits paid	(11,066)	(10,550)	(2,095)	(2,266)
Plan amendments	-	-	(803)	-
Federal subsidy	-	-	121	225
Transfer to Sun Life Services	(297,728)	-	(53,651)	-
Projected benefit obligation at end of year	$ -	$ 270,902	$ -	$ 49,112

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 195,511	$ 291,824	$ -	$ -
Effect of eliminating early measurement date	-	1,981	-	-
Employer contributions	6,500	-	2,095	2,266
Other	1,547	350	-	-
Actual return on plan assets	49,375	(88,094)	-	-
Benefits paid	(11,066)	(10,550)	(2,095)	(2,266)
Transfer to Sun Life Services	(241,867)	-	-	-
Fair value of plan assets at end of year	$ -	$ 195,511	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Information on the funded status of the plan:
Funded status	$ -	$ (75,391)	$ -	$ (49,112)
Accrued benefit cost	$ -	$ (75,391)	$ -	$ (49,112)

The Company’s accumulated benefit obligation for the Pension Plans at December 31, 2008 was $263.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$ 270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$ -	$ -
Other liabilities	(75,391)	(49,112)
	$ (75,391)	$ (49,112)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$ 86,528	$ 5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	-
	$ 87,048	$ 1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Components of net periodic cost (benefit):
Service cost	$ 2,597	$ 3,520	$ 4,108	$ 1,754	$ 1,616	$ 1,234
Interest cost	17,434	16,617	15,754	3,218	3,332	2,915
Expected return on plan assets	(15,111)	(22,972)	(21,874)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	337	(529)	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	(107)	382	916	912
Net periodic cost (benefit)	$ 5,946	$ (5,383)	$ (3,875)	$ 4,825	$ 5,335	$ 4,532

The Company’s share of net periodic cost (benefit)	$ 5,946	$ (5,383)	$ (3,875)	$ 3,926	$ 4,638	$ 3,910

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Net actuarial (gain) loss arising during the year	$ (16,402)	$ 107,641	$ (20,287)	$ 2,344	$ (6,729)	$ 279
Net actuarial (loss) gain recognized during the year	(2,782)	792	107	(382)	(916)	(912)
Prior service cost arising during the year	-	-	1,302	(803)	-	-
Prior service cost recognized during the year	(337)	(337)	(337)	529	529	529
Transition asset recognized during the year	2,093	2,093	2,093	-	-	-
Transition asset arising during the year	-	-	-	-	-	-
Total recognized in AOCI	(17,428)	110,189	(17,122)	1,688	(7,116)	(104)
Tax effect	6,100	(38,566)	5,993	(591)	2,491	36
Total recognized in AOCI, net of tax	$ (11,328)	$ 71,623	$ (11,129)	$ 1,097	$ (4,625)	$ (68)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$ (7,463)	$ 68,124	$ (13,648)	$ 3,648	$ (1,610)	$ 2,474

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$ (67,343)	$ (7,525)	$ (74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$ (45,253)	$ (2,185)	$ (47,438)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.10%	6.5%	6.35%	6.10%	6.5%	6.35%
Rate of compensation increase	3.75%	3.75%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Expected long term return on plan assets	7.75%	8.0%	8.25%	n/a	n/a	n/a
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire. Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, Sun Life Services also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million, $18.1 million and $16.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit):
Current	$40,092	$(117,496)	$43,695
Deferred	295,557	(698,447)	(72,390)

Total income tax expense (benefit) related to continuing operations	$335,649	$(815,943)	$(28,695)
Total income tax expense (benefit) related to discontinued operations	$40,690	$(43,040)	$4,837

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2009	2008	2007

Expected federal income tax expense (benefit)	$424,261	$(1,029,506)	$(4,430)
Low income housing tax credits	(3,880)	(4,016)	(5,490)
Separate account dividends received deduction	(16,232)	(18,144)	(11,988)
Prior year adjustments/settlements	1,320	(7,279)	932
Valuation allowance-capital losses	(69,670)	69,670	-
Goodwill impairment	-	176,886	-
Adjustments to tax contingency reserves	1,605	(932)	(6,375)
Other items	(1,949)	(2,628)	(1,775)

Federal income tax expense (benefit)	335,455	(815,949)	(29,126)
State income tax expense	194	6	431

Total income tax expense (benefit) related to continuing operations	$335,649	$(815,943)	$(28,695)
Total income tax expense (benefit) related to discontinued operations	$40,690	$(43,040)	$4,837

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2009	2008
Deferred tax assets:
Actuarial liabilities	$ 369,555	$ 194,253
Tax loss carryforwards	240,035	98,958
Investments, net	354,208	1,331,665
Other	131,501	80,233
Gross deferred tax assets	1,095,299	1,705,109
Valuation allowance	-	(79,963)
Total deferred tax assets	1,095,299	1,625,146

Deferred tax liabilities:
Deferred policy acquisition costs	(545,535)	(768,301)
Total deferred tax liabilities	(545,535)	(768,301)

Net deferred tax asset	$ 549,764	$ 856,845

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

The Company’s net deferred tax asset of $549.8 million at December 31, 2009 is comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax assets are primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2009.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

In the year ended December 31, 2008, the Company established a $79.9 million valuation allowance for deferred tax assets that do not meet the more likely than not realization criteria.  The valuation allowance related to certain deferred tax assets that arose from investment impairment losses. The Company released the cumulative recorded valuation allowance of $79.9 million during the year ended December 31, 2009, because the Company believes that it is more likely than not that the deferred tax assets related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized investment losses, the Company believes that it is more likely than not that the related deferred tax assets will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.  Upon adoption of ASC Topic 740, the Company recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTB’s”) and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.

The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $42.0 million, $50.7 million and $63.0 million at December 31, 2009, 2008 and 2007, respectively.  Of the $42.0 million, $7.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, the Company reclassified $67.8 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2009.

The net (decrease) increase in the tax liability for UTBs of $(8.7) million, $(12.4) million and $8.9 million in the years ended December 31, 2009, 2008 and 2007, respectively, resulted from the following:

	2009	2008	2007
Balance at January 1	$50,679	$ 63,043	$ 54,086
Gross increases related to tax positions in prior years	7,950	111,473	20,717
Gross decreases related to tax positions in prior years	(16,640)	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-	-
Settlements	-	(33,065)	-
Close of tax examinations/statutes of limitations	-	-	-

Balance at December 31	$41,989	$ 50,679	$ 63,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2009, 2008 and 2007, the Company recognized ($9.0) million, $3.4 million and $2.0 million, respectively, in gross interest (income) expense related to UTBs.  The Company had approximately $4.8 million and $13.8 million of interest accrued at December 31, 2009 and 2008, respectively.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to The Appeals Division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and have no material impact on the financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest, which was assigned to Appeals in 2009.  Appeals has not yet taken any action on the case. The Company is currently under audit for the 2005 and 2006 tax years. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the year ended December 31, 2009 as the Company did for the years ended December 31, 2008 and 2007. The Company’s subsidiaries were included as part of the consolidation for the year ended December 31, 2008.  For the year ended December 31, 2007, SLNY filed a stand-alone federal income tax return.

Effective December 31, 2009 the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont, to the Parent.  Sun Life Vermont will continue to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made income tax payments of $21.1 million in 2009 and received income tax refunds of $113.2 million and $16.3 million in 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

12. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2009	2008	2007

Balance at January 1	$71,316	$74,878	$36,689
Less: reinsurance recoverable	(5,347)	(5,921)	(5,906)
Net balance at January 1	65,969	68,957	30,783
Incurred related to:
Current year	86,905	79,725	96,377
Prior years	(5,817)	(6,557)	(1,805)
Total incurred	81,088	73,168	94,572
Paid losses related to:
Current year	(58,598)	(53,615)	(47,531)
Prior years	(21,216)	(22,541)	(8,867)
Total paid	(79,814)	(76,156)	(56,398)

Balance at December 31	72,953	71,316	74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at December 31	$67,243	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $5.8 million, $6.6 million and $1.8 million in 2009, 2008 and 2007, respectively.  The decreases in liabilities during 2009 and 2008 were driven by better than expected loss experience in both group life and group disability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,947,362	$ 2,459,360	66.2
Minimum Income	$ 194,780	$ 84,591	61.5
Minimum Accumulation or Withdrawal	$ 8,866,525	$ 212,371	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$39,673	$4,817	$44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$201,648	$18,773	$220,421

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $250.5 million and $694.2 million at December 31, 2009 and 2008, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The following roll-forward summarizes the change in DAC for the years ended December 31:

	2009	2008
Balance at January 1	$2,862,401	$1,603,397
Acquisition costs deferred related to continuing operations	398,880	282,409
Amortized to expense of continuing operations during the year	(1,013,681)	917,621
Adjustments related to discontinued operations	(73,958)	58,974
Balance at December 31	$2,173,642	$2,862,401

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  In addition, the Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2009.  The Company wrote down DAC by $326.9 million as a result of loss recognition related to certain annuity products for the year ended December 31, 2009.  The charge for loss recognition is included in DAC amortization expense and allocated to the Wealth Management Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2009	2008
Balance at January 1	$179,825	$51,806
Amortized to expense during the year	(10,980)	128,019
Balance at December 31	$168,845	$179,825

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company has decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009. The impairment change is included in amortization expense and allocated in the Group Protection Segment.

See Note 1 for information regarding the amortization methodologies related to VOBA and VOCRA.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and expenses
				-
Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156

Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009, related to the Company’s trading securities.

(2)	SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	-	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	-	-	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	3,439	340	22	-	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	-	(41,864)
Fee and other income	436,075	9,681	4,235	-	449,991

Total revenues	(2,005,611)	(39,205)	3,651	-	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	-	531,276
Interest expense	60,887	(602)	-	-	60,285
Policyowner benefits	306,404	80,789	3,900	-	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	-	-	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	2,440	-	261,819

Total benefits and expenses	760,343	125,611	14,329	-	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	-	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	-	(815,943)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	-	-	(109,336)	-	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)

(1)
SLUS’ and SLNY’s net investment (loss) income includes a decrease in market value of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	24,991	-	1,060,485
Net derivative loss	(185,682)	(3,967)	(1)	-	(189,650)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	5,722	1,336	(14)	-	7,044
Other-than-temporary impairment losses	(63,269)	(4,823)	-	-	(68,092)
Fee and other income	445,248	26,648	2,658	-	474,554
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	53,212	-	1,420,535

Benefits and Expenses

Interest credited	571,309	51,390	2,629	-	625,328
Interest expense	75,052	74	17,764	-	92,890
Policyowner benefits	155,903	69,309	1,828	-	227,040
Amortization DAC, VOBA and VOCRA	165,666	19,921	-	-	185,587
Other operating expenses	238,810	37,061	898	-	276,769
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	48,697	-	1,433,192

(Loss) income before income tax (benefit) expense	(48,206)	31,034	4,515	-	(12,657)

Income tax (benefit) expense	(40,222)	10,231	1,296	-	(28,695)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income from continuing operations	25,022	20,803	5,030	(34,817)	16,038

Income from discontinued operations, net of tax	-	-	8,984	-	8,984

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)	SLUS’ net investment income includes a decrease in market value of $89.2 million for the year ended December 31, 2007 related to the Company’s trading securities.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$-	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	-	-	11,130,522
Short-term investments	1,208,320	58,991	-	-	1,267,311
Investment in subsidiaries	518,560	-	-	(518,560)	-
Mortgage loans	1,736,358	161,498	14,105	-	1,911,961
Derivative instruments – receivable	259,227	-	-	-	259,227
Limited partnerships	51,656	-	-	-	51,656
Real estate	158,170	-	44,107	-	202,277
Policy loans	700,974	270	21,346	-	722,590
Other invested assets	46,410	542	469	-	47,421
Cash and cash equivalents	1,616,991	175,322	11,895	-	1,804,208
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	-	230,591
Deferred policy acquisition costs	1,989,676	183,966	-	-	2,173,642
Value of business and customer renewals acquired	163,079	5,766	-	-	168,845
Net deferred tax asset	539,323	5,830	4,611	-	549,764
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	11,969	642	-	-	12,611
Reinsurance receivable	2,232,651	117,460	96	-	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	-	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$-	$16,709,589
Future contract and policy benefits	716,176	99,255	207	-	815,638
Payable for investments purchased	87,554	577	-	-	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	-	-	-	883,000
Reinsurance payable	2,040,864	190,863	37	-	2,231,764
Derivative instruments – payable	572,910	-	-	-	572,910
Other liabilities	205,855	48,608	25,761	-	280,224
Separate account liabilities	22,293,989	989,939	42,395	-	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturity securities, at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Short-term investments	468,818	115,969	14,694	-	599,481
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	733,518	261,989	29,161	-	1,024,668
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Goodwill impairment	-	-	-	-	-
Investment in subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of period	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of period	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	-	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	-	-	(1,045,640)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	1	-	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	-	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	-	-	2,603,748
Net realized losses on trading investments	324,369	30,622	-	-	354,991
Undistributed income on private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	-	531,276
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	-	(698,437)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	-	-	(282,409)
Accrued investment income	18,562	19	(502)	-	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	-	216,282
Future contract and policy benefits	140,571	898	189	-	141,658
Other, net	29,356	122,486	(2,452)	-	149,390
Adjustment related to discontinued operations	-	-	4,315	-	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	-	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	-	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$-	$(559,469)
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	-	(145,033)

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$733,518	$261,989	$29,161	$-	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	411	-	40,854
Amortization of DAC, VOBA and VOCRA	165,666	19,921	-	-	185,587
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	-	-	128,260
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Net decrease in fair value of trading investments	89,159	-	-	-	89,159
Net realized gains on trading investments	(3,438)	-	-	-	(3,438)
Undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	2,629	-	625,328
Deferred federal income taxes	(114,110)	290	128	-	(113,692)
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	2	-	(361,114)
Accrued investment income	(2,591)	(120)	8,524	-	5,813
Net reinsurance receivable/payable	127,619	59	553,749	-	681,427
Future contract and policy benefits	3,184	39,436	238	-	42,858
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	2,785	-	(114,640)
Adjustment related to discontinued operations	-	-	(501,909)	-	(501,909)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturity securities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturity securities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturity securities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total expenditures	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income taxes	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	-	104,971	-	-	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account assets	16,396,394	6,929,928	-	-	23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total expenditures	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	-	(109,336)	-	-	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	-	-	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,087,817	$144,332	$97,657	$90,729	$1,420,535
Total expenditures	1,139,538	121,960	93,950	77,744	1,433,192
(Loss) income from continuing operations before income tax (benefit) expense	(51,721)	22,372	3,707	12,985	(12,657)

(Loss) income from continuing operations	(19,734)	14,681	2,409	18,682	16,038

Income from discontinued operations, net of tax	-	8,984	-	-	8,984

Net (loss) income	$(19,734)	$23,665	$2,409	$18,682	$25,022

Separate account asset	17,529,855	7,466,748	-	-	24,996,603
General account assets	22,325,922	3,300,369	121,096	1,062,777	26,810,164
Total assets	$39,855,777	$10,767,117	$121,096	$1,062,777	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2009 and 2007, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2009	2008	2007

Statutory capital and surplus	$ 2,037,661	$ 1,949,215	$ 1,790,457
Statutory net loss	$ (23,879)	$ (1,431,516)	$ (913,114)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $357.2 million in 2010 without prior approval from the Delaware Commissioner of Insurance.

In 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However, the Company distributed its subsidiary, Sun Life Vermont, in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $23.0 million in 2010 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2009, 2008 or 2007.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $3.6 million in 2010 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2009, 2008 or 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive income (loss) as of December 31, were as follows:

	2009	2008	2007
Unrealized gains (losses) on available-for-sale securities	$67,970	$(111,099)	$(317,402)
Changes in reserves due to unrealized losses on available-for-sale securities	-	-	(26,702)
Unrealized (losses) gains on pension and other postretirement plan adjustments	-	(88,721)	14,894
Changes in DAC due to unrealized losses on available-for-sale securities	-	-	189,687
Changes due to non-credit OTTI losses on available-for-sale securities	(13,748)	-	-
Tax effect and other	(18,978)	69,936	47,120

Accumulated other comprehensive income (loss)	$35,244	$(129,884)	$(92,403)

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2009 and 2008, the financial statements reflect benefits of $15.5 million and $24.5 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2009, minimum future lease payments under such leases were as follows:

2010	$330
2011	54
2012	-
Total	$384

Total rental expense for the years ended December 31, 2009, 2008 and 2007 was $6.9 million, $8.2 million and $9.4 million, respectively.

22. SUBSEQUENT EVENTS

On February 25, 2010, the Company received a $400 million capital contribution from the Parent.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 30, 2009.)

(3) Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4) Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

D.
(1)  Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

 (3)  Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(6)  Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(7)  Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8)  Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

E.
(1)  Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3)  Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)  Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

 (2)     Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

 (3)     Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

 (6)      Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

 (7)      Amended and Restated Participation Agreement, dated November 6, 2002,by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(9)      Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10)    Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(11)
Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(12)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(13)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14)     Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(15)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(16)
Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(17)    Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 111688, filed with the Securities and Exchange Commission on September 22, 2008.)

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J.	(1)	Powers of Attorney.

(2)           Resolution of the Board of Directors of the Depositor dated March 26, 2008, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on February 27, 2009.)

K.	Legal Opinion.

L.           None.

M.           None.

N.	Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director and Chairman
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Annuities
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President, SLF U.S.
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario, Canada M5H 1J9	Executive Vice President and Chief Investment Officer

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 27, 2010.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Terrence J. Mullen	President and Director
Scott M. Davis	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Michelle D’Albero	Counsel
Matthew S. MacMillen	Tax Officer

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 28th day of April, 2010.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Susan J. Lazzo
Susan J. Lazzo
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Director & President, SLF U.S.	April 28, 2010
Westley V. Thompson	(Principal Executive Officer)

/s/Ronald H. Friesen*	Director and Senior Vice President and	April 28, 2010
Ronald H. Friesen	Chief Financial Officer and Treasurer
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 28, 2010
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Susan J. Lazzo	Attorney-in-Fact for:	April 28, 2010
Susan J. Lazzo
Stephen L. Deschenes, Director
Terrence J. Mullen, Director
Scott M. Davis, Director
Jon A. Boscia, Director

*Susan J. Lazzo has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on February 27, 2009.  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)